UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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the Securities Exchange Act of 1934
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United Airlines Holdings, Inc.

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2022 Proxy Statement

& Notice of Annual Meeting

May 25, 2022

UNITED AIRLINES HOLDINGS, INC.®

A Message from Our Chairman
Dear Fellow United Stockholders,
On behalf of the United Airlines Holdings, Inc.’s Board of Directors, it is my pleasure to invite you to attend our 2022 Annual Meeting of Stockholders, which is scheduled to be held on Wednesday, May 25, 2022 at 9:00 a.m. Central Time. In light of last year’s successful virtual annual meeting, which allowed for greater participation by our stockholders, the Board decided that this year’s Annual Meeting will again be held in a solely virtual meeting format. The following Notice of 2022 Annual Meeting of Stockholders and accompanying Proxy Statement will serve as your guide to the business to be conducted at the Annual Meeting.
As the new Chairman of the Board after serving as independent Lead Director since 2020, I am excited to continue working closely with my fellow Board members, our CEO Scott Kirby and our dedicated senior management team on implementation of the United Next plan, a fundamental strategic evolution for driving future growth that Scott discusses in his letter. The Board also has remained focused on protecting the health and safety of our employees and customers, monitoring the implementation of the Company’s strategic goals and commitments and improving our governance practices and disclosures in several crucial areas.
Over the last several years, the Board has worked with Scott and the senior management team to ensure that our environmental, social and governance approach is incorporated into United’s corporate strategy. In 2021 United established several bold, quantifiable and time-bound ESG goals and enhanced its ESG reporting. To show progress on its pledge to become 100% green by achieving net-zero greenhouse gas emissions by 2050 without relying on the use of traditional carbon offsets, United committed to a mid-term goal of reducing, compared to 2019, its carbon intensity by 50% by 2035. In addition, the United Aviate Academy opened in 2021 with a new diversity goal for at least 50% of the 5,000 students the airline has committed to train by 2030 to be women and people of color. United also demonstrated that it takes stockholder feedback seriously by adding ESG objectives as a part of its compensation program metrics for 2022 that are designed to reward progress against its ESG goals.
In December 2021, we were fortunate to add Matthew Friend, Executive Vice President and Chief Financial Officer of NIKE, Inc., to our Board and we are pleased to nominate him for election by stockholders at the Annual Meeting. The Board will benefit from Matt’s extensive global finance, strategy and business planning skills to help guide the airline as it charts a successful future. The Board also welcomed Captain Michael Hamilton, who was elected to the Board by the United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International following Captain Todd Insler’s departure from the Board in March, and Richard Johnsen, who was elected to the Board in July 2021 by the International Association of Machinists and Aerospace Workers following Sito Pantoja’s resignation from the Board. We would like to take this opportunity to thank David Vitale, who will retire from the Board effective after this Annual Meeting, Captain Insler and Mr. Pantoja for their years of exemplary service and devotion to the Company and its stakeholders.
Lastly, I join our entire Board in expressing our thanks to our United team for fighting through unprecedented obstacles to overcome the daunting challenges that the COVID-19 pandemic is bringing to aviation. We also would like to thank you for your interest and continued confidence in United and the opportunity to serve United as directors on your behalf. We hope you will participate in the Annual Meeting by attending virtually and ask for your support for our directors and other items described in this Proxy Statement by voting, as promptly as possible, through one of the options laid out in the Proxy Statement. We hope that you and your families continue to stay healthy and safe and that you will have an opportunity, whether for business or pleasure, to travel with us in 2022.
Sincerely, Edward M. Philip Chairman of the Board

A Message from Our Chief Executive Officer
Dear Fellow United Stakeholders,
During the pandemic, United became the leading global airline, building the foundation to become the world’s biggest and best airline during the post-COVID recovery era. In 2021, we announced the groundbreaking United Next strategy and aircraft order to align our network and product with the potential of our hubs. This strategy is anticipated to increase our gauge by 30% and maintain a superior and consistent customer experience. We believe that it will ultimately enable the largest and most profitable global network, leading United to a significant improvement in our financial performance. We remain clear-eyed and focused on delivering the financial targets that we announced as part of United Next, representing profitability well above 2019 levels.
Making United the airline our customers choose to fly is key to our success, and we have done and will continue to do more to build our brand and strengthen the loyalty among our customers. Below are some of the leading achievements that I’m most proud of:
- Safety – United was the first airline to require masks on airplanes. We knew it would be controversial and we worked with our flight attendants on de-escalation to minimize incidents. As a result of their caring professionalism, we’ve had far fewer incidents onboard than other airlines. Our flight attendants have truly been heroes during this crisis. United was also the only airline in the world to run auxiliary power units to provide airflow during the entire enplaning and deplaning process as an additional precautionary measure against the spread of COVID-19 to keep customers and flight crews safe. And of course, we know that our vaccine requirement minimized the spread of COVID-19 among our employees and customers. When we say safety is our #1 priority, it’s not just a corporate talking point – we live and do it even when it’s hard, costs money or invites criticism from some quarters.
- Customer Service – Despite the crisis, we’ve seen over a 30-point improvement in Net Promoter Score. We are on a path to de-commoditize air travel. Yes, customers care about price, but they also care about quality and service. When you fly United, I hope that you’ll agree, it just feels different and better. To me, customer service is about culture change more than anything. Culture change has to start at the top, but we also changed policies that led to bad customer service by eliminating change fees permanently, instituting connection saver (a technology that automatically identifies departing flights that can be held for connecting customers, while still preserving on-time arrivals) and eliminating delay codes (to help ensure passengers make connections without employees worrying about being penalized for a delay), as just three higher profile examples. United has wonderful and caring people, and we are changing policies with the intent to make employees feel empowered to do the right thing for our customers.
- Sustainability – United is leading the global airline industry in taking real action on sustainability. This is NOT a marketing issue. It’s something that all of us, starting with me personally, care deeply about and is why we are taking steps that are very different from any of our competitors (though I sincerely hope that more and more of them join us). We have committed to purchasing more sustainable aviation fuel than any other airline in the world. We were the first airline to place an order for electric aircraft, and perhaps most importantly, we were the first airline to announce a commitment to invest in direct air capture. While planting trees is a nice effort, there is simply not enough room on the planet to plant all the trees necessary. It’s time for large companies, politicians, regulators and the world to get real on what is scalable and will actually make a difference.
- Diversity, Equity and Inclusion – There’s far too much talk in our society about DEI and not nearly enough action. DEI is about creating opportunity. At United, the best example of our action is our United Aviate Academy. We are the only large U.S. airline to own a pilot training academy. We are training aspiring young pilots from the ground up, giving them better technical and safety training than other private flight schools, including upset recovery training modeled on what military pilots receive. There are huge barriers to entry to becoming a pilot, resulting in less than 20% of commercial airline pilots at major U.S. airlines being women or people of color, which is why we committed to a goal of having at least 50 percent of new students being from a diverse background – creating great career opportunities that weren’t there before.
I’m proud of our leading accomplishments during the pandemic. I believe that it built the foundation to make United the biggest and best airline in the world in the years to come. To me, best means that we are the most profitable airline in the world, we are the most trusted airline for customers and we have the most pride among our employees.
To be clear, I believe success in these areas will provide the fuel that allows us to continue to invest in aircraft, products and our people to drive more profitability, allowing for more investment, and the cycle goes on and on.

For 2022, we have four pillars focused on taking our airline to even greater heights:
- United Next: This will be transformative. We expect delivery of more than 100 new aircraft for each of the next five years, a record among airlines. We’ll also be upgrading the interiors of our existing aircraft, hiring over 50,000 new employees, expanding our leading global network to underserved countries and making significant technology changes designed to improve the customer experience and drive operational efficiency.
- Operational excellence: The most important factor for customer satisfaction is on-time flights. We face some unique challenges in this respect because we operate hubs in the most congested and constrained airports in the country. That backdrop means that United needs to be a leader at using technology to overcome these challenges. We believe that we have been doing that, but we have a lot of ideas to continue making advancements in this area.
- Adjusted cost per available seat mile (“CASM-ex”): We expect that growth, a 30% increase in gauge, combined with fundamental operational changes will help us outperform all other U.S. airlines on CASM-ex. We believe this will be key in driving absolute and relative margin improvement. And having best-in-class CASM-ex performance is expected to provide the cash flow needed to support our investments in growth.
- Customer service: We’ve made huge progress here and we believe that excellent customer service is part of de-commoditizing air travel. Our people are our greatest asset and they’re by far the most important part of our product. A great route network, new aircraft, great Wi-Fi, etc. are a necessary but not sufficient condition for a great brand. Ultimately our people provide customers with the service they expect.
The entire United team is passionate about building the world’s biggest and best airline and achieving record levels of profitability. I often say that I have the easiest job of anyone at United because I only have one responsibility – make our employees proud. When our employees are proud of United, they want our customers to feel the same way.
I want our employees to know in their hearts that United is the best place to have a career, a place they want their children and grandchildren to work and the kind of company that can help individuals and families live the American dream.
And finally, I want our customers to love us. United is committed to doing the right thing, to standing for something and to making the difference in the world around us.
In short, we won’t be satisfied until we’re the best for our employees, our customers and our shareholders. We’re absolutely committed to achieving our United Next financial targets, leading the industry on cost performance and building the most profitable airline in aviation history.
Thank you for investing in United. The last couple of years of the pandemic have been difficult for all of us. But as tough as the last two years have been, we used that time to reshape our culture and build the foundation to be the world’s biggest and best airline.
Sincerely, Scott Kirby Board Director and Chief Executive Officer

Notice of 2022 Annual Meeting of Stockholders
Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of United Airlines Holdings, Inc. (“we,” “us,” “our,” United or the “Company”) will be held by live webcast at the date, time and website noted below without an option for physical attendance. Only stockholders listed on the Company’s records at the close of business on the record date are entitled to vote on the matters presented at the Annual Meeting (or any adjournment or postponement thereof).
Date & Time	Where	Record Date

Wednesday, May 25, 2022 at 9:00 a.m. CDT	Virtually online at www.virtualshareholdermeeting.com/UAL2022	April 6, 2022
At the Annual Meeting, stockholders will consider and act upon the following proposals:
Meeting Agenda		Recommendation
1.	The election as directors of the eleven nominees named in the attached proxy statement for a one-year term.	FOR each director nominee.
2.	The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	FOR
3.	A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers.	FOR
An advisory vote on the stockholder proposal described in this proxy statement, if properly presented at the Annual Meeting, requesting that:
4.	The Board of Directors issue an annual report disclosing information regarding our lobbying policies and activities.	AGAINST
In addition, we will transact such other business, including certain stockholder proposals, as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Your vote is important: We encourage all stockholders of record to read the attached proxy statement with care and vote right away using any of the following methods, even if they intend to attend the Annual Meeting. If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/UAL2022.
By Internet*	By Phone	By Mail	By QR Code

www.proxyvote.com	In the U.S. or Canada dial toll-free 1-800-690-6903	Cast your ballot, sign your proxy card and send in our prepaid envelope	Scan this QR code to vote with your mobile device (may require free app)
By order of the Board of Directors.
E. Anna Ha
Assistant General Counsel and Corporate Secretary
Dated: April 14, 2022
233 S. Wacker Drive
Chicago, Illinois 60606
(principal executive office)

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 25, 2022: Our Board of Directors is soliciting your proxy on behalf of the Company for the Annual Meeting, which will be held on May 25, 2022 at 9:00 a.m., Central Time, or any adjournment or postponement thereof. Pursuant to rules promulgated by the Securities and Exchange Commission, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the internet, thereby capturing cost and environmental benefits. On or about April 14, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials to stockholders informing them that this Notice of 2022 Annual Meeting of Stockholders, the accompanying proxy statement and our 2021 Annual Report on Form 10-K are available free of charge at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site. We also will begin sending a paper copy of the proxy materials to those stockholders of record who have requested a paper copy. Brokers and other nominees who hold shares on behalf of beneficial owners may be sending their own similar notices. The proxy materials are available on our investor relations website, ir.united.com. Information on our website, including our Corporate Responsibility Report, is not considered part of the Proxy Statement.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement (the “Proxy Statement”) contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those set forth below in “2021 Business Highlights” and “Environmental, Social and Governance Approach and Highlights.” All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Such forward-looking statements are based on historical performance and current expectations, estimates, forecasts and projections about our future financial results, goals, plans, commitments, strategies and objectives and involve inherent risks, assumptions and uncertainties, known or unknown, including internal or external factors that could delay, divert or change any of them, that are difficult to predict, may be beyond our control and could cause our future financial results, goals, plans and objectives to differ materially from those expressed in, or implied by, the statements. No forward-looking statement can be guaranteed. Forward-looking statements in this Proxy Statement should be evaluated together with the many risks and uncertainties that affect United Airlines Holdings, Inc.’s (“we,” “us,” “our,” United or the “Company”) business and market, particularly those identified in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (“2021 Annual Report on Form 10-K”), as updated by its subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”). The forward-looking statements included in this document are made only as of the date of this document and except as otherwise required by applicable law or regulation, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise.
WEBSITE REFERENCES
The Proxy Statement includes several website addresses and references to additional materials found on those websites, including our Corporate Responsibility Report. These websites and materials are provided for convenience only, and the content on the referenced websites is not incorporated by reference herein and does not constitute a part of this Proxy Statement or any of the Company’s other SEC filings.

Proxy Statement Summary and Voting Map
Proxy Statement Summary and Voting Map
This summary highlights certain information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider and you should read the entire Proxy Statement and our 2021 Annual Report on Form 10-K before casting your vote.
The Board of Directors of the Company (the “Board”) is soliciting your proxy on behalf of the Company to vote your shares at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Proxy Statement has been prepared by our management and approved by the Board and is being sent or made available on or about April 14, 2022 to our stockholders of record as of April 6, 2022 (the “Record Date”).

Annual Meeting Information
The Annual Meeting will be held by live webcast at the date, time and website noted below without an option for physical attendance.
Date & Time	Where	Record Date
Wednesday, May 25, 2022 at 9:00 a.m. CDT	Virtually online at www.virtualshareholdermeeting.com/UAL2022	April 6, 2022
Attending the Annual Meeting
We are committed to ensuring, to the extent possible, that stockholders will be afforded the ability to participate at the virtual Annual Meeting similarly to how they would participate at an in-person meeting. To attend, vote and submit questions during the Annual Meeting visit www.virtualshareholdermeeting.com/UAL2022 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card. If you do not have a control number, contact your broker for access or follow the instructions sent with your proxy materials. Guests may join the Annual Meeting in a listen-only mode, but they will not have the option to vote shares or ask questions during the virtual Annual Meeting. Once admitted, you may submit questions, vote or view our list of stockholders during the Annual Meeting by following the instructions that will be available on the Annual Meeting website. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot attend the meeting, it will be webcast and available on our Investor Relations website at ir.united.com. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. A question and answer session will follow the formal business of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.virtualshareholdermeeting.com/UAL2022 before 9:00 A.M. Central Time on May 25, 2022 and enter the control number. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/UAL2022, enter your control number and type your question into the “Ask a Question” field and click “Submit.” The Company will provide direct and specific information to stockholder proponents on how they can present their stockholder proposals during the meeting. If you have difficulty accessing the meeting, please call the assistance number listed on the site login screen. Technicians will be available to assist you. For more information about the virtual-only meeting format, please see the section entitled “General Information About the Annual Meeting” in the Proxy Statement.
2022 Proxy Statement	1

Proxy Statement Summary and Voting Map
Who Can Vote
The Board has fixed the close of business on April 6, 2022 as the Record Date. You are entitled to vote at the Annual Meeting and at any adjournment thereof if you were a holder of the Company’s common stock as of the close of business on April 6, 2022. Please see “Who is entitled to vote?” on page 122 of the Proxy Statement for additional information. A complete list of these stockholders will be available for 10 days prior to the Annual Meeting for any purpose germane to the Annual Meeting by contacting our Corporate Secretary at UALBoard@united.com. In addition, a complete list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder during the meeting by following the instructions on the Annual Meeting website once they enter the meeting.
How to Vote
Advance Voting Methods and Deadlines
We encourage all stockholders to read the Proxy Statement with care and vote as promptly as possible using any of the following methods, even if they plan to attend the Annual Meeting.
By Internet*	By Phone	By Mail	By QR Code

www.proxyvote.com	In the U.S. or Canada dial toll-free 1-800-690-6903	Cast your ballot, sign your proxy card and send in our prepaid envelope	Scan this QR code to vote with your mobile device (may require free app)
If your shares are held in a stock brokerage account or by a bank or other nominee, your ability to vote by telephone or over the internet depends on your broker’s voting process. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you. Votes submitted by Internet (including QR code), phone or by mail must be received by 10:59 p.m., Central Time, on May 24, 2022, the day before the Annual Meeting. Any person giving a proxy has the power to revoke it at any time and stockholders who virtually attend the meeting may withdraw their proxies and vote electronically at the meeting. You can find detailed information about voting in the section entitled “General Information About the Annual Meeting” in the Proxy Statement.
Voting at the Annual Meeting
If you plan to vote during the Annual Meeting, you may do so if you enter the control number found on your Notice of Internet Availability of Proxy Materials, voting instruction form or proxy card, as applicable, at the time you log into the meeting at virtualshareholdermeeting.com/UAL2022. Please see “Annual Meeting Information” on page 121 for more information.
2	2022 Proxy Statement

Proxy Statement Summary and Voting Map

Company Information
The Company’s shared purpose is “Connecting People. Uniting the World.” The Company has the most comprehensive route network among North American carriers, including U.S. mainland hubs in Chicago, Denver, Houston, Los Angeles, New York/Newark, San Francisco and Washington, D.C.

Selected Highlights of Our 2021 Accomplishments and Results
Selected highlights of our financial and operational results in 2021 are provided below:

•
Set a new Net Promoter Score record in 2021, despite the sharp spike in COVID-19 pandemic cases caused by the emergence of new variants

•
Announced the purchase of 270 new Boeing and Airbus aircraft (the largest combined order in the airline’s history and the biggest by an individual carrier in the last decade), which was part of the United Next plan to transform the customer experience by retrofitting 100% of the mainline, narrow-body fleet and creating a new signature interior with a roughly 75% increase in premium seats per departure1 and an approximately 30% increase in gauge2

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Set 2023 and 2026 financial targets, including 2026 adjusted EBITDA margin of ~20% and adjusted pre-tax margin of ~14%, associated with the United Next plan that are expected to lower unit costs, maximize the earnings potential of the airline and restore the balance sheet3

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Raised a first-of-its-kind secured financing and largest non-merger financing transaction in airline history, collateralized by substantially all of the Company’s network of certain route authorities and airport slots and gates

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Ended 2021 with over $20 billion in available liquidity, including the $1.8 billion undrawn revolving credit facility4

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Identified $2.2 billion in structural cost savings

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Launched the industry-exclusive “Travel Ready Center” to ease the burden of COVID-19 travel restrictions

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Launched a new corporate venture capital fund—United Airlines Ventures—which will allow the airline to continue investing in emerging companies that have the potential to influence the future of travel

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Assisted in the evacuation of 15,000 passengers on 94 flights as part of Afghan relief efforts

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Through a combination of cargo-only flights and passenger flights, transported nearly 300 million pounds of freight, including nearly 23 million pounds of vital shipments, such as medical kits, personal protective equipment, pharmaceuticals and medical equipment

1
Premium seats per short-haul departure on North America fleet

2
Gauge increase of 30 seats per departure through 2026 on North American fleet

3
Please refer to our Current Report on Form 8-K filed on June 29, 2021 with the SEC, which contains the United Next financial targets

4
Available liquidity includes cash, cash equivalents and short-term investments and revolving credit facilities

2022 Proxy Statement	3

Proxy Statement Summary and Voting Map

Environmental, Social and Governance Approach and Highlights
Our shared purpose of “Connecting People. Uniting the World” drives each decision that we make. That is why as we pursue our goal of building the greatest airline in aviation history, we put our Environmental, Social and Governance (“ESG”) at the forefront of our corporate strategy. We believe that it is, simply, the right thing to do. Given the importance of our ESG strategy to our financial performance and talent acquisition and retention, our Chief Executive Officer and other senior management are continuously evolving our ESG approach with insight, input and oversight from our Board. Active engagement with a diverse group of stakeholders also informs our ESG strategy. Accordingly, we have announced several bold, quantifiable and time-bound ESG goals, which include pledging to become 100% green by achieving net zero greenhouse gas (“GHG”) emissions by 2050 without relying on the use of traditional carbon offsets and to meet a mid-term objective of reducing our carbon intensity by 50%, compared to 2019, by 2035. We have also developed tools to manage and track our ESG data. While we are pleased with the progress we have made to date, especially in developing strategies to cultivate employee diversity so that our workforce can be more representative of our customer populations and the communities in which we live and fly and to also mitigate our contribution to climate change, we recognize that there is considerably more that we can—and must—do to fully infuse our ESG practices into our business operations so that we can achieve our ambitions for the Company’s future. We believe that improving our ESG performance yields substantial benefit to our employees, customers and other stakeholders in our Company – and, indeed, the planet – and will aid our journey to becoming the first choice for air travel.
Transparency through active stakeholder engagement and robust public reporting of our ESG strategy and performance allows our various stakeholders to measure our ESG performance and track our progress against our goals. One year after announcing an ambitious set of climate-related pledges, we disclosed key ESG qualitative and quantitative data in our 2021 Annual Report on Form 10-K, including our 2019 and 2020 Scope 1 (direct), Scope 2 (indirect) and Scope 3 (other indirect) GHG emissions and carbon intensity emission rates as well as aggregate information regarding certain self-identified characteristics of our U.S. employees. We also report clear information around performance and progress toward our ESG goals in alignment with recognized external ESG reporting frameworks, including the Task Force on Climate-related Financial Disclosures (“TCFD”).
Our governance framework includes direct oversight by our Board of our ESG risks, assessments, disclosures, strategy and external engagement. The Public Responsibility Committee, the Audit Committee, the Nominating/Governance Committee and the Compensation Committee have key responsibilities relating to ESG topics. The Public Responsibility Committee has primary oversight responsibility for our ESG initiatives and risks, which includes reviewing our sustainability and climate-related strategic goals and objectives (including periodically assessing our performance against these goals and objectives as well as other relevant and appropriate sustainability and corporate responsibility scorecards and rankings) as well as our policies, positioning and practices concerning safety and public health (including workplace and customer safety and security). As part of our enhanced focus on transparency through reporting, the Audit Committee in 2021 added in its charter the responsibility of overseeing our controls and procedures relating to our material ESG, disclosures and reporting, including assurance processes where applicable. In 2021 the Nominating/Governance Committee amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to reflect the governance practices followed by the Nominating/Governance Committee in support of the Board's commitment to board diversity. The Compensation Committee also updated its charter in 2021 to reflect its review of our significant human resources strategies and highlighted the Committee’s review of diversity, equity, and inclusion (“ DEI ”) matters. Management periodically updates the full Board on issues related to the implementation of our ESG strategy.
We have included below a brief discussion of certain key ESG matters to our business.
4	2022 Proxy Statement

Proxy Statement Summary and Voting Map
Climate Strategy
The Company’s commitment to operating an environmentally sustainable and responsible airline is woven into its long-term strategy and its values. We believe that it is critical, now more than ever, to continue to enhance our services connecting people and uniting the world and are committed to finding solutions—both individually as a company and together with partners in both the private and public sectors—and to do so sustainably and responsibly while also achieving our financial goals. As an industry that depends on fossil fuels to operate, we recognize our contribution to climate change and our responsibility to solve it. That is why the Company is the only airline in the world to commit to going 100% green by achieving net zero GHG emissions by 2050 without relying on traditional carbon offsets.
At United, we are committed to investing in solutions that can actually reduce, and ultimately remove, emissions from flying. That is why in 2021 we established a strong mid-term goal of reducing our carbon intensity by 50% compared to 2019 by the year 2035. Our 2035 carbon intensity goal is based on science that aligns with the goals of the Paris Agreement and will help us make clear progress toward our 2050 net zero goal.
Our strategy to achieve our climate goals is centered around four key pathways:
1.
Reducing the Company’s environmental footprint.

2.
Innovating for potentially transformative carbon reduction technology.

3.
Removing carbon emissions in the atmosphere.

4.
Collaborating with employees, customers, airports, suppliers, cross-industry partners and policymakers to facilitate faster action and the commercialization of technology solutions concerning climate change.

United’s commitment to reducing its environmental footprint:
Today, nearly all (98%) of the Company’s GHG emissions are from the combustion of conventional jet fuel. Reducing our consumption of conventional jet fuel by maximizing our fuel efficiency and working to replace the conventional jet fuel that we use with alternative fuel is the nearest-term and fastest mechanism for the Company to reduce its emissions.
Sustainable aviation fuel (“SAF”) is an alternative fuel derived from renewable or waste products that can reduce lifecycle GHG emissions by upwards of 85% compared to conventional jet fuel. In addition, SAF is “drop-in” ready, meaning it is interchangeable with conventional jet fuel and requires no modifications to our aircraft engines or airframes. This also makes it compatible with the existing fuel distribution and storage infrastructure at airports.
The Company has long championed the development, deployment and commercialization of SAF and has invested in more SAF production than any other airline globally as of December 31, 2021 based on publicly announced investments.
Some of our recent SAF accomplishments include:
•
In 2021, the Company launched its first-of-its-kind Eco-Skies Alliance program, with two separate enrollments in which corporate partners agreed to collectively fund the price premium for approximately 7.1 million gallons of SAF.

2022 Proxy Statement	5

Proxy Statement Summary and Voting Map
•
In September 2021, the Company made a joint investment with Honeywell UOP in Alder Fuels, a new cleantech venture developing a first-of-its-kind low-carbon crude technology to accelerate large-scale SAF production. The Company also agreed to purchase up to 1.5 billion gallons (enough to fly more than 57 million passengers) of SAF from Alder Fuels.

•
In December 2021, the Company made aviation history by operating the first passenger flight using 100% SAF, in one engine, from Chicago to Washington, D.C. The flight showcased the safety of SAF and the potential for a dramatically reduced carbon footprint for aviation.

•
In March 2022, the Company made an investment in Cemvita Factory and announced a collaboration with Oxy Low Carbon Ventures to commercialize the production of SAF intended to be developed through a revolutionary new process using CO2 and synthetic microbes.

United is also focused on doing the right thing for the planet through innovating in carbon reduction technology, investing in carbon capture technologies to sequester carbon and potentially utilize and recycle captured carbon to make low-carbon fuels and collaborating with other parties:
•
In June 2021, the Company launched a new corporate venture capital fund, United Airlines Ventures, to focus on investments in early-stage climate technology companies with the potential to scale and support the Company’s climate targets, or that are generally supporting of advancing sustainability within the broader economy.

•
From 1990 to 2021, the Company improved our mainline fuel efficiency by more than 30% by introducing newer, more fuel-efficient aircraft into our fleet as well as improving the efficiency of its existing fleet.

•
In 2021, the Company announced United Next and entered into firm narrow-body aircraft orders for 200 Boeing 737 MAX aircraft and 70 Airbus A321neo aircraft, which are expected to have an 11% overall improvement in fuel efficiency and 17-20% lower carbon emission per seat compared to older planes.

•
In December 2021, the Company became the largest airline to invest in zero-emission, hydrogen-electric engines for regional aircraft, through an equity stake in ZeroAvia.

•
We also have been revamping our flight and ground operations, implementing operational and procedural initiatives to drive fuel conservation. Over 4,000 units of the Company’s ground service equipment (“GSE”) around the world are electric or use alternative fuels and, as of the end of 2021, nearly 32% of its GSE fleet has been electrified.

•
We work collaboratively across our organization and with air traffic control providers to improve fuel efficiency through the implementation of best practices by providing training to our pilots and also dispatchers and supplying them with the tools needed to execute those strategies.

•
We work in collaboration with cross-industry partners and policymakers to accelerate commercialization of low carbon technologies for aviation.

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Proxy Statement Summary and Voting Map
Human Capital Management and Resources
Our employees around the world are joined in our shared purpose of “Connecting People. Uniting the World” by enabling connections that matter and move society—whether it is connecting people across cultures, flying a loved one to a wedding, connecting medical professionals at a breakthrough conference or getting a business traveler to an important meeting or back home in time for a child’s big game. Our ability to make these connections, as well as to build long-term value for our stockholders and contribute to the broader community, depends on our commitment to attract and retain the best talent at all levels of our organization and across our global workforce. To facilitate talent attraction and retention, we strive through our human capital management strategy to create lifelong careers for our people. That includes professional development and promotional opportunities and the ability to qualify for retirement benefits, health and wellness benefits and, of course, travel privileges as we remain dedicated in providing the best place for our employees to work. Our Core4 (we are safe, caring, dependable and efficient) serves as the framework for how we take care of our customers and each other and how we make decisions as a team. For the Company, our shared purpose is about more than getting people from one place to another and executing our strategic priorities: it means that as a global company that operates in hundreds of locations around the world with millions of customers, we have a unique responsibility and opportunity to drive meaningful change in the places where we fly by creating exciting, rewarding and long-term careers for tens of thousands of people who live in the communities that we serve.
Diversity, Equity and Inclusion
We are creating pathways for more diverse representation, equitable opportunities and inclusion in all areas of our business. It starts within our workplace and extends outward to include our customers, commercial partners and communities.
Strong leadership and a place for every team member to get involved are both key to our success. Our Board is actively engaged and regularly updated on our DEI strategy. Our Executive Council on DEI, comprised of the full executive leadership team and chaired by our President, Brett Hart, sets the tone and supports our strategic vision for a more diverse, equitable and inclusive workplace and world. The “We Stand United” council, a team of officers and senior leaders from across the Company embeds DEI into every aspect of our business on behalf of our internal and external stakeholders. We also strategically partner with eight employee-run Business Resource Groups (“BRG”). Our BRGs are strategic vehicles to amplify our employees’ voices, provide inclusive workplace support, increase awareness and understanding, challenge inequities and create a platforms for service, learning and leadership development. Each BRG – Black, LGBTQ+, multicultural, multigenerational, people with disabilities, veterans, women and working parents & caregivers – is sponsored by executive team members who support their mission.
The future of our DEI strategy focuses on creating new pathways into our long, rewarding careers and growing diversity at every level of our operation. In the spring of 2021, the Company set a goal to train 5,000 pilots by 2030 at our new facility the United Aviate Academy at Phoenix Goodyear Airport and a goal for at least half of those students to be women or people of color. With our inaugural class of 30 students, we exceeded that goal with 80% of students being women or people of color. Students will complete a rigorous, year-long training program that sets them up for a career that reflects the Company’s high standard of professionalism and deep commitment to delivering a safe, caring, dependable and efficient travel experience. Moving forward, we anticipate welcoming between 25 and 50 new students each month and expect to train at least 500 students yearly. Building on the success of United Aviate Academy, we will create greater awareness and access to opportunities in other technical
2022 Proxy Statement	7

Proxy Statement Summary and Voting Map
and management careers for underrepresented groups. We are growing our programs focused on developing inclusive pipelines for management, technician and dispatch careers.
To track our progress on growing the demographic diversity of our workforce and show our commitment to transparency as we progress toward our goal of more fully reflecting the diversity of the communities that we serve, in 2021, in the first of what has become an annual report, we shared our U.S. workforce demographic data. Each business unit has established a DEI strategy tailored to its needs. While we have already made progress in the right direction, we recognize that we have work to do in certain leadership levels and technical roles. We also shared our achievement of near-perfect pay equity and committed to maintaining it for employees of all genders, races and ethnicities for employees performing comparable work across our U.S. operations.
We are also focused on enhancing inclusive culture because we recognize that employees who feel like they belong here can perform at their best and deliver service that gives customers a sense of belonging. Some steps that we have taken to grow our inclusive culture for employees in 2021 include the following:
•
Listening. Rolled out a comprehensive Listening Session strategy and toolkit for leaders to connect with their team members and report themes from which we can learn.

•
Learning and development. Integrated DEI into our learning and development and increased our leadership development programs to further invest in our employees.

•
Understanding. Launched our first annual self-ID campaign, inviting employees to share new dimensions of diversity, which included gender identity and more than one race or ethnicity. This initiative will help us gain a deeper understanding of our workforce so we can tailor employee programs and policies to be more inclusive and reflective of our diverse team.

•
Modernizing appearance. Modernized our appearance standards for uniformed customer-facing United employees to permit greater freedom of expression and to be less gender-specific and more flexible and inclusive.

•
Inclusive language. Signed our first collective bargaining agreement with gender neutral language.

We want every customer to feel safe and welcome when they fly with us. Here are some actions we took last year to ensure our service reflects the diverse, global customer base that we serve:
•
Accessible travel for customers. From intuitive inflight entertainment for screen readers to menu planning and service that reflects the cultures in diverse locations that we serve, we want all our customers to feel safe and welcome when they fly with us.

•
Mobile app. Our United mobile, award-winning app for design and user experience is assisting visually impaired customers through increased color contrast, more space between graphics and reordering how information is displayed to better integrate with the screen reader technologies built into most handheld devices.

•
Specialized training. As we expand our already-extensive route network, we have implemented specialized training for our inflight team to better engage with customers from across the globe. For example, when we launched our non-stop service to Accra last spring, our Cultural Ambassador Training provided service tips, language pointers and fun facts about West Africa that enabled our flight attendants to better welcome our Ghanaian customers onboard.

We also took action to reflect our role as a caring corporate citizen in our global and local communities:
•
Committed 30 million MileagePlus miles to raise funds in support of initiatives and organizations committed to DEI, including our work with and investment of over $37,000 with My Block, My Hood,

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Proxy Statement Summary and Voting Map
My City, the Chicagoland nonprofit that helps underprivileged youth broaden their horizons by providing them with new experiences and exposing them to new possibilities beyond their own communities.
•
Through our long-standing partnership with Special Olympics, we grew our Special Olympics Ambassadors Program and welcomed 10 new Ambassadors to work hand-in-hand with our airport operations and customer service teams.

•
Aided Afghanistan relief efforts through the Civil Air Fleet Reserve program and provided support to our nonprofit partners that used air travel to transport and help Afghan refugees who arrived in the United States.

As a global operating company with countless moving parts, we know the scale of impact that we can make on local communities around the world by reaching out to suppliers of all backgrounds and sizes. In 2021 we announced our aspiration to become a member of the Billion Dollar Roundtable (“BDR”) by 2025 (the BDR is a group of corporations recognized for spending at least $1 billion annually with diverse-owned businesses). We have built a strong foundation to keep us on track to meet that goal and are working to improve the rate of inclusion for diverse-owned businesses in our supply chain. In 2021, we added 23 new BDR count-eligible certified diverse-owned firms to our supply chain.
Global Community Engagement
We believe every action counts. The Company partners with nonprofit organizations that are making a difference in the United States and around the globe to deliver on our social impact goals, aligning our community investments with our business priorities. Our approach to community engagement is rooted in our three cornerstones:
•
Responding to crisis: Lifting communities in crisis after a disaster. The Company responds to natural and manmade disasters by using our aircraft and global network to deliver much-needed relief supplies and volunteers to impacted areas.

•
Building inclusion: Breaking down barriers to promote inclusion. The Company strives to create an environment in our office, airports and the world where acceptance and appreciation of everyone is the norm.

•
Inspiring leadership: Inspiring the next generation of leaders. The Company is committed to the success of future generations. By investing in programs that encourage the next generation of leaders, we are making sure our business and the communities that we serve will be successful for years to come.

See our Corporate Responsibility Report, which is available on our website at https://crreport.united.com/, for additional information on our human capital management programs, initiatives and measures.
2022 Proxy Statement	9

Proxy Statement Summary and Voting Map

Corporate Governance Highlights
We are committed to strong corporate governance policies that promote the interests of our stockholders, strengthen Board and management accountability and build on our ESG leadership. The Board and Corporate Governance Matters section beginning on page 32 describes our governance framework and our Executive Compensation section beginning on page 69 describes our executive compensation program, which includes the following highlights:
Stockholder Rights	More Information
Annual election of all directors	32
Majority voting standard for directors in uncontested elections	32
Stockholder ability to call special meetings (25% ownership threshold)	—
No supermajority voting provisions in charter or bylaws	—
Proxy access rights to holders owning at least 3% of outstanding shares for 3 years (may nominate up to 20% of the members of our Board elected by holders of Common Stock)	34
Board and Committee Oversight
The full Board oversees corporate strategy	37-38
Extensive Board oversight of key strategic, operational and compliance risks	39-40
Board has significant interaction with senior management and access to other employees	37
ESG matters, including climate change, human capital management and diversity, equity and inclusion	38
Board Independence
Independent Chairman of the Board	45
Addition of two independent director nominees over the last three years	33
Our CEO and the nominees for election by the preferred stockholders are the only non-independent directors	36
Board and Committee Practices
Annual Board and Committee evaluations, including one-on-one interviews led by the Chairman	36
Director orientation and continuing Director education on key topics and issues	37
Executive sessions conducted after every regularly scheduled Board and Committee meeting	42
Limits on director service on outside public company boards	35
Mandatory retirement at age 75, absent special circumstances	34
Commitment to seek highly qualified women and minority candidates for the pool of potential nominees	20
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Proxy Statement Summary and Voting Map
Corporate Governance Practices	More Information
Significant stockholder outreach and engagement	51-52
Publicly disclosed policies and practices regarding political advocacy, including disclosure of corporate political contributions and key trade association relationships	40-41
Policies prohibiting hedging, pledging or short sale transactions involving Company stock by directors, officers and certain senior employees	44
All of our employees must adhere to a robust Code of Conduct	44
Compensation Practices

Executive compensation programs that link executive pay to performance through multiple performance measures aimed at stockholder value, customer experience, operational excellence, our United Next strategy and our ESG commitments
83-86; 88-89
Executive pay targeted with reference to peer group median levels using a consistent and relevant peer group	79-80
“Claw-back” policy for our incentive compensation with a three-year look back period	87
Compensation designed to discourage excessive risk-taking, which is reviewed annually	39-40; 76
Standardized and reasonable severance policies	87
Incentive awards include caps on maximum payout levels	83-84
Long-term incentive equity awards subject to “double-trigger” acceleration on a change in control	107-108
Sustainability and DEI performance metrics in our 2022 long-term incentive award	88-89
Robust Stock Ownership Requirements
• CEO: 6x base salary • President: 4x base salary • EVPs: 3x base salary • Non-employee Directors: 5x annual cash retainer	87-88
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Proxy Statement Summary and Voting Map

Stockholder Engagement and Feedback
Throughout the year, we actively solicited feedback from stockholders and other stakeholders to understand their perspectives on corporate governance and other topical issues and offered additional insights on a wide range of topics, including stockholder proposals that were included in our recent proxy statements. We take feedback and insights from our engagement with stockholders and other stakeholders into consideration as we review and evolve our practices and disclosures and further share them with our Board as appropriate. The results of these discussions are noted below:
Topic	Stockholder Feedback	Company Response
Executive Compensation
We have received requests from stockholders to link our executive compensation rewards to ESG performance metrics, such as climate change progress. We also received feedback related to our incentive plan proposal and related share request made in connection with our 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”). Stockholders also expressed concerns related to our 2021 compensation program as previewed in our 2021 proxy statement.

•
In 2021, the Compensation Committee reduced the share request under the Company’s 2021 incentive plan.

•
In 2022, the Compensation Committee has included sustainability and DEI goals under our 2022 long-term performance awards that are designed to reward progress against our ESG goals.

•
In 2022, our executive compensation program design has returned to our more typical structure, including long-term performance awards and a three-year vesting schedule for our time-vested equity.

Human Trafficking Policies	In connection with our 2021 Annual Meeting, certain stockholders inquired about our management systems and process to implement the commitments outlined in our human rights policies.
We enhanced our disclosure of our Human Rights policy statement in our Corporate Responsibility Report, including discussion of the implementation of targeted internal policies and procedures across many of our business functions where we believe we can make the greatest impact, particularly in the areas of training of our frontline employees on recognizing and reporting suspected human trafficking, which we have been doing since 2016, and establishing fair labor standards in the procurement process for our supplier relationships and subcontractors for our government contracts.

Climate Change Strategy and Reporting	Investors inquired about our current climate change strategy, commitments and internal governance around climate reporting.
Our earnest intention on meeting our goal to become 100% green by eliminating GHG emissions by 2050 led us to commit in 2021 to a mid-term objective of reducing, compared to 2019, our carbon intensity by 50% by 2035. As part of our enhanced focus on transparency, we disclosed our climate change strategy in our 2021 Annual Report on Form 10-K and created a comprehensive index that maps our ESG disclosures across metrics outlined in the TCFD framework, which can be found at https://crreport.united.com/.

Disclosure of Political Activities and Lobbying Activity Alignment with Paris Agreement
We received:
•
a stockholder proposal at the 2021 Annual Meeting to issue a semiannual report on political contributions and expenditures that received 67.5% support.

•
another stockholder proposal at the 2021 Annual Meeting to issue a report on United Airlines, Inc.’s lobbying activities alignment with the Paris Agreement caps that received 65% support.

•
a stockholder proposal to be voted on at the Annual Meeting, if properly presented, requesting that we issue an annual report disclosing information regarding our lobbying policies and activities.

Based on the vote supporting the 2021 Annual Meeting stockholder proposals, as well as feedback from our stockholder engagement and outreach on these topics:
•
We published the United Airlines, Inc. Lobbying and Political Activity Policy statement regarding our participation in the political process and policy advocacy. This statement can be found at https://crreport.united.com/. Our Lobbying and Political Activity Policy is reviewed annually and updated as deemed necessary or appropriate.

•
The statement includes a list of 2021 corporate political contributions. We update this information semi-annually.

•
The statement also includes a list of member organizations to which we pay more than $25,000 in annual dues that are used for lobbying activities.

•
We issued our “Climate Lobbying Report: Aligning Climate Leadership with Advocacy”, which is available at https://ir.united.com/corporate-governance/governance-documents. This report describes how our lobbying practices are aligned with our corporate climate strategy.

12	2022 Proxy Statement

Proxy Statement Summary and Voting Map

Items of Business and Board Voting Recommendations
Item Description	Board Vote Recommendation	Page Reference for Additional Information
Management Items
Item 1—Election of Directors	FOR EACH NOMINEE	18
Item 2—Ratification of Appointment of Ernst & Young LLP to Serve as Our Independent Registered Public Accounting Firm for Our Fiscal Year Ending December 31, 2022	FOR	63
Item 3—A Vote to Approve, on a Nonbinding Advisory Basis, the Compensation of Our Named Executive Officers	FOR	68
Stockholder Proposal
Item 4—Advisory Vote on Stockholder Proposal Regarding Disclosure of Lobbying Policies and Activities of Political Spending If Properly Presented	AGAINST	114
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Proxy Statement Summary and Voting Map
Item 1—Election of Directors (page 18)
The Board has nominated the following 11 director nominees for election by the holders of our common stock, $0.01 par value per share (“Common Stock”): Ms. Carolyn Corvi, Mr. Matthew Friend, Mr. Barney Harford, Ms. Michele Hooper, Mr. Walter Isaacson, Mr. James A. C. Kennedy, Mr. Scott Kirby, Mr. Edward M. Philip, Mr. Edward L. Shapiro, Ms. Laysha Ward and Mr. James M. Whitehurst. The United Airlines Pilots Master Executive Council of the Air Line Pilots Association, International (the “ALPA”) has nominated and intends to reelect Captain Michael Hamilton at the Annual Meeting. The International Association of Machinists and Aerospace Workers (the “IAM”) has nominated and intends to reelect Mr. Richard Johnsen at the Annual Meeting. A more detailed discussion on how directors are selected and elected, how Board governance operates, how the Board is organized, how you can communicate with directors and how directors are paid can be found beginning on page 32.
The Board Recommends you vote FOR each of the nominees
Vote Required
We have implemented majority voting in uncontested elections of directors. Accordingly, our bylaws provide that each director will be elected by vote of a majority of the votes cast with respect to that director’s election.
Abstentions and broker non-votes have no effect on the election of directors.

Director Nominee Details
The following tables provide summary information of our director nominees.

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Proxy Statement Summary and Voting Map
2022 Proxy Statement	15

Proxy Statement Summary and Voting Map
Director Nominee Skills and Experience	Corvi	Friend	Harford	Hooper	Hamilton	Isaacson	Johnsen	Kennedy	Kirby	Philip	Shapiro	Ward	Whitehurst
International
Technology
Financial Service
Retail/ Consumer
Air, Travel & Transportation
Other Public Company Board
Senior Leadership
Race/Ethnicity
African American or Black
White or Caucasian
Gender
Female
Male
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Proxy Statement Summary and Voting Map
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm (page 63)
The Audit Committee appointed, and the Board has ratified the appointment of, Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022, subject to ratification by the holders of Common Stock. The Board is presenting a resolution to our stockholders requesting ratification of Ernst & Young’s appointment, as the Board and the Audit Committee believe that the continued retention of Ernst & Young for 2022 is in the best interest of the Company and its stockholders. Detailed information about Ernst & Young’s appointment and fees for 2021 and 2020 can be found beginning on page 67.
The Board and Audit Committee recommend you vote FOR Item 2
Vote Required
Approval of Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote.

Item 3—Advisory Vote to Approve Executive Compensation (page 68)
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC and consistent with the views expressed by stockholders at our 2017 Annual Meeting of Stockholders, the Board has determined to seek an annual non binding advisory vote from our stockholders to approve the compensation of our named executive officers (“NEOs”) as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures of the Proxy Statement (“Say-on-Pay” vote). The Board is presenting a resolution to our stockholders recommending approval, on a nonbinding advisory basis, of the compensation paid to our NEOs. For additional information on our 2021 executive compensation program and the 2021 decisions made by the Compensation Committee, we encourage stockholders to review, in detail, the section entitled “Executive Compensation” beginning on page 69.
The Board recommends you vote FOR Item 3
Vote Required:
Approval of Item 3—Advisory Vote to Approve Executive Compensation—requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes have no effect on the advisory vote to approve executive compensation.

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Item 1—Election of Directors
Item 1—Election of Directors
Our Amended and Restated Bylaws provide that the number of directors shall be determined by the Board, which has currently set the number at 14. The Board reserves the right to increase or decrease its size at any time. Upon the recommendation of the Nominating/Governance Committee, which consists of only independent directors, the Board has unanimously nominated the following 11 nominees (Ms. Corvi, Mr. Friend, Mr. Harford, Ms. Hooper, Mr. Isaacson, Mr. Kennedy, Mr. Kirby, Mr. Philip, Mr. Shapiro, Ms. Ward and Mr. Whitehurst) for election by the holders of our Common Stock as directors of the Company at the Annual Meeting. The ALPA, the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock, which provides the ALPA with the right to elect one member to the Board at each annual meeting of stockholders (the “ALPA director”), has nominated and intends to reelect Captain Hamilton at the Annual Meeting. The IAM, the sole holder of the Company’s Class IAM Junior Preferred Stock, which provides the IAM with the right to elect one member to the Board at each annual meeting of stockholders (the “IAM director”), has nominated and intends to reelect Mr. Johnsen at the Annual Meeting. We expect that the number of directors on our Board will be reduced from 14 to 13 effective immediately following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Each of the Board nominees is an incumbent director recommended for reelection. Other than Matthew Friend, who was appointed to the Board effective December 6, 2021 to serve until the 2022 Annual Meeting and to stand for election by stockholders at the meeting, each Board nominee being voted on by holders of Common Stock was elected by our stockholders at the 2021 Annual Meeting.
In accordance with our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, we have a declassified Board, which means that if elected all nominees will serve a one-year term of office that would expire at the next annual meeting of stockholders. Each director will hold office until his or her successor is elected and qualified or until his or her earlier resignation, removal from office or death. Each of the directors nominated by the Board has consented to serving as a nominee, being named in this Proxy Statement and serving on the Board, if elected. Consequently, the Board knows of no reason why any of the nominees would be unable or unwilling to serve. However, if for any reason any nominee is unable or unwilling to serve as a director, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one. Alternatively, the Board may reduce the number of directors who serve on the Board to eliminate the vacancy. Any nominee who is currently a director and for whom more votes are cast against than are cast for must offer to resign from the Board. There are no family relationships among the director nominees or between the director nominees and any executive officer.
In accordance with the director retirement policy under our Corporate Governance Guidelines, David Vitale, a director since 2006, will not stand for reelection at the Annual Meeting. In addition, the ALPA notified the Company that Captain Insler, the ALPA director since 2016, had reached the end of his third and final term as the ALPA Master Executive Council chair on March 1, 2022 and would leave the Board effective immediately. Captain Hamilton was appointed to fill the ALPA director vacancy resulting from Captain Insler’s departure and his term began on March 3, 2022. Also, in June 2021, Sito Pantoja, the IAM director since 2016, tendered his resignation from the Board. Mr. Johnsen was appointed to fill the IAM director vacancy resulting from Mr. Pantoja’s departure and his term began on July 6, 2021. We thank Mr. Vitale, Captain Insler and Mr. Pantoja for their Board service and for their significant contributions to the Company.
The Board asks in Item 1 for your voting support so we can continue our important work and build on our success. All of the nominees are expected to attend the Annual Meeting.
The Board Recommends you vote FOR each of the nominees
Vote Required
We have implemented majority voting in uncontested elections of directors. Accordingly, our bylaws provide that each director will be elected by vote of a majority of the votes cast with respect to that director’s election.
Abstentions and broker non-votes have no effect on the election of directors.

18	2022 Proxy Statement

Item 1—Election of Directors

Director Qualifications
The Nominating/Governance Committee and the Board believe that our slate of director nominees consists of individuals with expertise in fields that both align with the Company’s current and evolving business and present and long-term strategy and includes a mixture of tenure that allows for both new perspectives and continuity. In addition, our Nominating/Governance Committee and Board believe that our nominee directors possess broad experience, attributes, balance of professional skills and diversity of perspectives that, taken together, are relevant and beneficial in fulfilling the Board’s oversight role on behalf of the Company’s stockholders and other stakeholders with respect to the Company’s business and strategy and in strengthening and supporting senior management. The Nominating/Governance Committee and the Board also believe that each director nominee has integrity and sound business judgment to act in what the candidate reasonably believes to be in the best interests of the Company and its stockholders and is able to devote adequate time and effort to Board responsibilities.
The table below summarizes the key skills and experience of each of our director nominees that are most relevant to their Board service. The fact that a specific area of focus or experience is not designated does not mean the director nominee does not possess that skill or expertise. Rather, the skills and experiences noted below are those reviewed by the Nominating/Governance Committee and the Board in making nomination decisions and as part of the Board succession planning process.
	Corvi	Friend	Harford	Hooper	Hamilton	Isaacson	Johnsen	Kennedy	Kirby	Philip	Shapiro	Ward	Whitehurst
International
Technology
Financial Service
Retail/ Consumer
Air, Travel & Transportation
Other Public Company Board
Senior Leadership
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Item 1—Election of Directors

Board Diversity
The Board reaffirmed its commitment to diversity in 2021 when it amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to provide that Board membership should reflect a diversity of gender, race, ethnicity, age, sexual orientation and gender identity and is committed to actively seeking women and minority candidates for the pool from which director candidates are chosen in support of the Board’s commitment to diversity. Additionally, the Nominating/Governance Committee works with its third-party search firms to ensure the candidate pool provided to the Committee includes diverse candidates.
The table below provides certain highlights of the composition of our Board members and nominees as of April 14, 2022. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Rule 5605(f).
Race/Ethnicity	Corvi	Friend	Harford	Hooper	Hamilton	Isaacson	Johnsen	Kennedy	Kirby	Philip	Shapiro	Vitale	Ward	Whitehurst
African American or Black
White or Caucasian
Gender
Female
Male
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Item 1—Election of Directors

Director Biographical Information
Set forth on the following pages is certain biographical information about each director nominee, including key experience and qualifications that each director nominee contributes to the Board. The biographical information presented below is based on voluntary self-identification by each nominee.
The ages indicated are as of the date of the 2022 Annual Meeting and the other information is as of the Record Date.
Directors to be Elected by the Holders of Common Stock
Eleven directors are to be elected by the holders of Common Stock. Each current director has served continuously since the date of his or her appointment.

Carolyn Corvi
Independent Age: 70 Director Since: 2010 Committees: Finance (Chair), Compensation and Executive
Select Business Experience:
•
Vice President and General Manager, Airplane Programs, Commercial Airplanes of Boeing Commercial Airplanes (commercial jet aircraft segment) of The Boeing Company (“Boeing”) (2005-2008)

•
Various other positions with Boeing for 34 years, including Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, Director of Quality Assurance for the Fabrication Division and Director of Program Management for 737/757 Programs

Current Other Public Company Directorships:
•
Allegheny Technologies Incorporated (2012-present)

•
Hyster-Yale Materials Handling, Inc. (2012-present)

Past Public Company Directorships:
•
Goodrich Corporation (2009-2012)

•
Continental Airlines, Inc. (“Continental”) (2009-2010)

Other Experience and Qualifications: Ms. Corvi provides extensive management expertise to the Board, having served in key management and operational oversight roles for Boeing during her 34 years of service. She also brings an expertise with respect to the manufacturing of commercial aircraft, which she developed through her management of commercial airplane production for Boeing as Vice President and General Manager, Airplane Programs, Commercial Airplanes, Vice President and General Manager of 737/757 Programs, Vice President of Aircraft Systems and Interiors, Vice President of the Propulsion Systems Division, and in the other positions indicated above. Ms. Corvi brings financial expertise to the Finance Committee function of the Board through her previous service on the Audit Committees of Continental and Goodrich Corporation and her current service on the Audit Committee of Hyster-Yale Materials Handling, Inc. Her service on the Continental board of directors provided her with valuable experience in the airline industry.

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Item 1—Election of Directors

Matthew Friend
Independent Age: 44 Director Since: 2021 Committees: Audit and Compensation
Select Business Experience:
•
Executive Vice President and Chief Financial Officer, NIKE, Inc. (apparel company) (2020-present)

•
Chief Financial Officer, Nike Operating Segments and VP of Investor Relations (2019-2020)

•
Vice President and Chief Financial Officer, Nike Brand (2017-2019)

•
Vice President and Chief Financial Officer, Nike Global Brands and Functions (2016-2017)

Other Experience and Qualifications: Mr. Friend brings extensive financial expertise to the Board as Executive Vice President and Chief Financial Officer of NIKE, Inc. He joined Nike in 2009 working in Corporate Strategy and Development before becoming Chief Financial Officer of Emerging Markets. Mr. Friend later served as Chief Financial Officer of Global Categories, Product and Functions and was subsequently appointed Chief Financial Officer of the Nike Brand. While in this role, he also took on the additional responsibilities of VP, Investor Relations. Prior to Nike, Mr. Friend worked in the financial industry, holding leadership roles in investment banking and mergers and acquisitions at Goldman Sachs and Morgan Stanley. He advised on numerous transactions across the media, telecom and technology industries.

Barney Harford
Independent Age: 50 Director Since: 2016 Committees: Audit, Finance and Public Responsibility
Select Business Experience:
•
Chief Operating Officer of Uber Technologies, Inc. (“Uber”) (ridesharing company) (2018-2019)

•
Chief Executive Officer of Orbitz Worldwide, Inc. (online travel company) (2009-2015)

•
Multiple roles at Expedia, Inc. (online travel company) (1999-2006), including President of Expedia Asia Pacific (2004-2006)

Past Public Company Directorships:
•
Orbitz Worldwide, Inc. (2009-2015)

•
eLong, Inc. (2004-2008)

Other Experience and Qualifications: Mr. Harford brings travel industry and ecommerce insight, combined with a successful track record deploying large technology teams, having served as Chief Executive Officer of Orbitz Worldwide, Inc. He also provides experience with international markets, in particular the Asia Pacific region, having led Expedia’s entry into China, Australia and Japan. Mr. Harford also brings valuable strategy and operational experience to the Board, having served as Chief Operating Officer of Uber, where he was responsible for the company’s global ridesharing business, leading operations, strategy, marketing, customer support, safety and insurance in over 60 countries, and for the company’s food delivery business Uber Eats.

22	2022 Proxy Statement

Item 1—Election of Directors

Michele J. Hooper
Independent Age: 70 Director Since: 2018 Committees: Audit (Chair), Executive and Nominating/Governance
Select Business Experience:
•
President and Chief Executive Officer, The Directors’ Council (consulting firm that works with corporate boards to increase their independence, effectiveness and diversity) (2013-present)

•
President and Chief Executive Officer, Voyager Expanded Learning (developer and provider of learning programs and teacher training in public schools) (1999-2000)

•
President and Chief Executive Officer, Stadtlander Drug Company (provider of disease-specific pharmaceutical care) (1998-1999)

Current Other Public Company Directorships:
•
UnitedHealth Group, Inc. (2007-present)

Past Public Company Directorships:
•
Target Corporation (1995-2005)

•
PPG Industries, Inc. (1997-2020)

•
AstraZeneca PLC (2003-2012)

•
Warner Music Group Corporation (2006-2011)

Other Experience and Qualifications: Ms. Hooper provides extensive corporate governance expertise to the Board and, as President and Chief Executive Officer of The Directors’ Council, has consulted with major companies to enhance the effectiveness of their corporate governance. Ms. Hooper has significant public company audit committee experience, with over 20 years of experience chairing audit committees at PPG Industries, Inc., AstraZeneca PLC, Warner Music Group Corporation and Target Corporation. Ms. Hooper’s corporate governance and accounting experience, along with her experience as a senior executive at a range of companies, provides the Board with a unique set of skills that enhance the Board’s leadership and oversight capabilities.

2022 Proxy Statement	23

Item 1—Election of Directors

Walter Isaacson
Independent Age: 70 Director Since: 2006 Committees: Public Responsibility (Chair), Executive and Nominating/Governance
Select Business Experience:
•
Advisory Partner, Perella Weinberg Partners (a financial services firm) (2017-present)

•
President and Chief Executive Officer of The Aspen Institute (international education and leadership institute) (2003-2018)

•
Chairman and Chief Executive Officer of CNN (media company) (2001-2003)

Past Public Company Directorships:
•
CNN (2001-2003) (Chairman)

Other Experience and Qualifications: Mr. Isaacson provides valuable business operations expertise and extensive management knowledge, having served as President and Chief Executive Officer of The Aspen Institute. Prior to that position, he gained leadership experience and strategic development and implementation skills as Chairman and Chief Executive Officer of CNN. Mr. Isaacson has also served as the editor of Time Magazine. He is also currently a Professor of History at Tulane University. In 2009, Mr. Isaacson was appointed by President Obama to be Chairman of the Broadcasting Board of Governors, which runs international broadcasts for the U.S. government. He served in this role until January 2012. Through his various professional positions, Mr. Isaacson has gained experience in a broad range of industries, including education, economics, communications and broadcasting.

24	2022 Proxy Statement

Item 1—Election of Directors

James A. C. Kennedy
Independent Age: 68 Director Since: 2016 Committees: Compensation and Finance
Select Business Experience:
•
President and Chief Executive Officer of T. Rowe Price Group, Inc. (“T. Rowe Price”) (global investment management organization) (2007-2015)

•
Various other roles at T. Rowe Price throughout his tenure from 1978 to 2016

Current Other Public Company Directorships:
•
Columbia Care Inc. (2019-present)

Past Public Company Directorships:
•
T. Rowe Price (1996-2016)

Other Experience and Qualifications: Mr. Kennedy brings to the Board a stockholders’ perspective and his expertise in management, finance and leadership, particularly because of his tenure as President and Chief Executive Officer of T. Rowe Price, a global investment management organization which provides mutual fund, sub-advisory and institutional asset management services. Prior to his appointment as President and Chief Executive Officer of T. Rowe Price, Mr. Kennedy served in roles of increasing responsibility at T. Rowe Price since 1978, including equity analysis (1978-1987), Director of Equity Research (1987-1999) and Head of U.S. Equities (1997-2006). Mr. Kennedy also brings executive compensation experience to the Board, having been involved in management compensation since 1987, and served as the Chairman of the Management Compensation Committee at T. Rowe Price for nine years.

2022 Proxy Statement	25

Item 1—Election of Directors

J. Scott Kirby
Age: 54 Director Since: 2020 Committees: Executive and Finance
Select Business Experience:
•
Chief Executive Officer of the Company (May 2020-present)

•
President of the Company (August 2016-May 2020)

•
President of American Airlines Group and American Airlines, Inc. (airline company) (2013-August 2016)

•
President of US Airways (airline company) (2006-2013)

Other Experience and Qualifications: As our Chief Executive Officer, Mr. Kirby is responsible for the Company’s business and ongoing operations and management’s efforts to implement the strategic priorities identified by the Board. Mr. Kirby has been instrumental in the development and implementation both of the Company’s strategic growth plan and its Core4 culture. Having served as President of the Company from August 2016 to May 2020, Mr. Kirby has key expertise in the Company’s operations, marketing, sales, alliances, network planning and revenue management, among other items. He also has extensive airline industry experience, having served as President of American Airlines Group and American Airlines, Inc. from 2013 to August 2016, as President of US Airways from October 2006 to December 2013 and in other significant leadership roles at US Airways and at America West prior to the 2005 merger of those carriers, including as Executive Vice President, Sales and Marketing (2001-2006); Senior Vice President, e-business (2000-2001); Vice President, Revenue Management (1998-2000); Vice President, Planning (1997-1998); and Senior Director, Scheduling and Planning (1995-1998). Prior to joining America West, Mr. Kirby worked for American Airlines Decision Technologies and at the Pentagon.

26	2022 Proxy Statement

Item 1—Election of Directors

Edward M. Philip
Independent Age: 57 Director Since: 2016 Committees: Nominating/Governance (Chair), Audit and Executive
Select Business Experience:
•
Chief Operating Officer of Partners in Health (non profit healthcare organization) (2013-2017)

•
Co-Founder and Managing General Partner of Highland Consumer Fund (private equity company) (2006-2013)

•
President and Chief Executive Officer of Decision Matrix Group (research and consulting firm) (2004-2005)

•
President, COO and CFO of Lycos, Inc. (internet search company) (1996-2000)

•
Vice President of Finance of The Walt Disney Company (entertainment company) (1991-1995)

Current Other Public Company Directorships:
•
Hasbro, Inc. (2002-present)

•
BRP Inc. (2005-present)

•
Blade Air Mobility, Inc. (2019-present)

Other Experience and Qualifications: Mr. Philip brings to the Board nearly three decades of leadership across the technology, health care and financial services sectors. Mr. Philip was also one of the founding members of the internet search company, Lycos, Inc. During his tenure with Lycos, Mr. Philip held the positions of President, Chief Operating Officer and Chief Financial Officer at different times. Prior to joining Lycos, he spent time as the Vice President of Finance for The Walt Disney Company and several years in investment banking.

Edward L. Shapiro
Independent Age: 57 Director Since: 2016 Committees: Finance, Nominating/ Governance and Public Responsibility
Select Business Experience:
•
Managing Partner of PAR Capital Management, Inc. (“PAR”) (investment management firm) (1999-2016)

•
Portfolio Manager, PAR (1997-2016)

Past Public Company Directorships:
•
Global Eagle Entertainment, Inc. (2013-2019)

•
US Airways Group, Inc. (2005-2008)

Other Experience and Qualifications: Mr. Shapiro brings to the Board financial expertise and an investor’s perspective, having served in various capacities at PAR, an investment management firm specializing in investments in travel, media and internet-related companies, from 1997 to 2016. Prior to joining PAR, Mr. Shapiro was a Vice President at Wellington Management Company, LLP and before that an analyst at Morgan Stanley & Co. Mr. Shapiro served as Chairman of Global Eagle Entertainment, Inc., a provider of a wide range of connectivity solutions, including portable entertainment solutions, from 2013 to March 2018, and served as lead independent director from April 2018 to June 2019.

2022 Proxy Statement	27

Item 1—Election of Directors

Laysha Ward
Independent Age: 54 Director Since: 2021
Select Business Experience:
•
Executive Vice President, Chief External Engagement Officer, Target Corporation (“Target”) (retail corporation) (2017-present)

•
Executive Vice President, Chief Corporate Social Responsibility Officer, Target (2015-2017)

•
President, Community Relations and Target Foundation (2008-2015)

Current Other Public Company Directorships:
•
Denny’s Corporation (2010-present)

Other Experience and Qualifications: Ms. Ward provides valuable business and corporate responsibility expertise, having served as a C-Suite executive with nearly 30 years of experience at Target Corporation, including currently as the Executive Vice President, Chief External Engagement Officer since 2017. In her current role, Ms. Ward oversees Target’s enterprise-wide approach to engage and deepen relationships with cross-sector stakeholders to drive positive business and community impact. Prior to her current role, Ms. Ward served as Executive Vice President, Chief Corporate Social Responsibility Officer from 2015-2017 and President, Community Relations and Target Foundation from 2008-2015. Ms. Ward brings expertise in consumer industries in her role at Target and having served on the Board of Directors of Denny’s Corporation since 2010.

28	2022 Proxy Statement

Item 1—Election of Directors

James M. Whitehurst
Independent Age: 54 Director Since: 2016 Committees: Compensation (Chair), Executive and Nominating/ Governance
Select Business Experience:
•
Senior Advisor, International Business Machines Corporation (“IBM”) (technology company) (July 2021-present)

•
President, IBM (April 2020-July 2021)

•
Senior Vice President, IBM and Chief Executive Officer of Red Hat, Inc. (“Red Hat”) (provider of open source enterprise IT products and services) (2019-April 2020)

•
President and Chief Executive Officer of Red Hat (2008-2019)

•
Chief Operating Officer of Delta Air Lines, Inc. (“Delta”) (airline company) (2005-2007)

•
Chief Network and Planning Officer of Delta (2004-2005)

•
Senior Vice President—Finance, Treasury and Business Development of Delta (2002-2004)

Past Public Company Directorships:
•
Red Hat (2008-2019)

•
SecureWorks Corp. (2016-2019)

•
DigitalGlobe, Inc. (2009-2016)

Other Experience and Qualifications: Mr. Whitehurst provides valuable business expertise in addition to airline industry knowledge to the Board. Prior to IBM and Red Hat, Mr. Whitehurst spent six years at Delta, where he managed airline operations and drove significant international expansion as Chief Operating Officer. Mr. Whitehurst helped put Delta back on firm footing as it emerged from bankruptcy in 2007. Before Delta, he held several corporate development leadership roles at The Boston Consulting Group, with clients across a wide range of industries.
2022 Proxy Statement	29

Item 1—Election of Directors
Directors to be Elected by the Holders of Other Classes of Stock
THE HOLDERS OF COMMON STOCK DO NOT VOTE ON THE ELECTION OF THE FOLLOWING DIRECTORS.
The ALPA is the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock. The ALPA became the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock pursuant to an agreement with United Airlines, Inc. whereby the ALPA has the right to elect one member to the Board at each annual meeting of stockholders.
The IAM is the sole holder of the Company’s Class IAM Junior Preferred Stock. The IAM became the sole holder of the Company’s Class IAM Junior Preferred Stock pursuant to an agreement with United Airlines, Inc. whereby the IAM has the right to elect one member to the Board at each annual meeting of stockholders.
Each of the ALPA director and the IAM director was previously elected by the holders of the applicable class of our preferred stock and has served continuously as a director since the date of his first election as noted herein.
ALPA Director—Elected by the Holder of Class Pilot MEC Junior Preferred Stock
The ALPA has nominated and intends to reelect Captain Michael Hamilton as the ALPA director at the Annual Meeting. He became the ALPA director on March 3, 2022. Captain Hamilton is a current employee of the Company, serving as the representative of the ALPA to the Board. Captain Hamilton is not entitled to receive any cash or equity compensation from the Company as a director but is entitled to receive certain travel and charitable contribution benefits related to service as a director. For a description of such travel benefits, see “Director Compensation.”

Michael Hamilton
Age: 51 Director Since: 2022 Committees: None
Select Business Experience:
•
Master Executive Council Chairman of the ALPA (2022—present)

•
Executive Vice President, ALPA (2010—2022)

•
Captain, United Boeing 767 (1997—present)

Other Experience and Qualifications: Captain Hamilton provides valuable management expertise and knowledge of aviation and airline services to the Board. Captain Hamilton was elected to serve for six years as the United Master Executive Council Secretary-Treasurer. Additionally, he has served on numerous committees that led to innovations that provided greater membership services and continued financial stability for the ALPA. Captain Hamilton has been a pilot for United for 25 years and has flown the B727, B737, B757/767 and B777. He was also an instructor on the B777 and is currently a B767/B757 Captain based out of Denver.

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Item 1—Election of Directors
IAM Director—Elected by the Holder of Class IAM Junior Preferred Stock
The IAM has nominated and intends to reelect Richard Johnsen as the IAM director at the Annual Meeting. He became the IAM director on July 6, 2021. Mr. Johnsen is a current employee of the Company on union leave of absence, serving as the representative of the IAM to the Board. Mr. Johnsen is not entitled to receive any cash or equity compensation from the Company as a director but is entitled to receive certain travel and charitable contribution benefits related to service as a director. For a description of such travel benefits, see “Director Compensation.”

Richard Johnsen
Age: 53 Director Since: 2021 Committees: Public Responsibility
Select Business Experience:
•
Representative of the IAM to the UAL Board (July 2021—present)

•
IAM Chief of Staff to the International President (February 2021—present)

•
IAM Representatives Association President (2017-2021)

•
IAM Transportation Department Grand Lodge Special Representative (2001-2017)

•
Assistant General Chairperson (district 141 M) (2000-2001)

Other Experience and Qualifications: Mr. Johnsen serves as the chief of staff to the IAM, a position he has held since February 2021. He began his IAM career in Local 1781 as a mechanic assistant for United Airlines in 1988 and was promoted to mechanic in 1990. Additionally, Mr. Johnsen has served in many positions at the local and district level and was appointed as Assistant General Chairperson for District 141M in 2000, then as a Transportation Department Grand Lodge Special Representative in 2001. Mr. Johnsen also served as the IAM Representatives Association President from 2017-2021. Mr. Johnsen has been an IAM member for more than 31 years.

2022 Proxy Statement	31

Board and Corporate Governance Matters
Board and Corporate Governance Matters

Board Selection and Election
Majority Vote Standard and Mandatory Director Resignation
All directors are elected annually.
Our Amended and Restated Bylaws and our Corporate Governance Guidelines provide that a majority of the votes cast is required to elect directors in uncontested elections. An “uncontested election of directors” means an election of directors in which the number of nominees does not exceed the number of directors to be elected as of the date that is ten days prior to the date of filing the definitive proxy statement (such as the election of directors at the Annual Meeting). This means that the number of votes cast for a nominee must exceed the number of votes cast against that person. Abstentions and “broker non-votes” will have no effect on the election of directors. The Corporate Governance Guidelines require any current director who does not receive a majority of votes cast to tender his or her resignation as a director to the Board promptly following the certification of the stockholder vote. The Nominating/Governance Committee, without participation by any director tendering their resignation, will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer or take another action. The Board, without participation by any director tendering their resignation, will act on the Nominating/Governance Committee’s recommendation within 120 days following certification of the stockholder vote and promptly disclose its decision by press release, filing of a Current Report on Form 8-K or another public means of disclosure deemed appropriate.
In a contested election, the required vote would be a plurality of votes cast.
If for any reason any nominee is unable or unwilling to serve as a director, your proxy authorizes the people named as proxies to vote for a replacement nominee if the Board names one. Alternatively, the Board may reduce the number of directors that serve on the Board to eliminate the vacancy.
Board Composition and Succession Planning
Regular Assessment of Our Board Composition
Pursuant to its charter, the Nominating/Governance Committee is primarily responsible for maintaining a strong and diverse Board and is focused on Board succession planning on a continuous basis. In performing this function, the Committee regularly assesses the appropriate size and composition of our Board and evaluates and determines the most impactful and desirable mix of experience, attributes, balance of professional skills and diversity of perspectives for our Board as a whole as well as the qualifications and attributes of individual directors and director candidates in light of current and expected future needs of the Board and the Company and as described in our Corporate Governance Guidelines. As opportunities and challenges facing the Company continue to evolve and in consideration of potential retirements and departures, our Nominating/Governance Committee continues to proactively evaluate our Board’s size and composition and succession planning to facilitate a smooth transition and maintain continuity of experience, attributes, a balance of professional skills and a diversity of perspectives in the boardroom. The Nominating/Governance Committee also reviews each current director’s contributions, considering the results of the most recent Board, Committee and peer evaluations, as further described on page 36.
Non-Preferred Stock Director Nomination Process
The Nominating/Governance Committee also establishes and reviews, as necessary, criteria to be used by the Board for identifying and selecting new non-preferred stock directors and recommending current non-preferred stock directors for nomination and election during the annual stockholders meeting or for appointment to fill
32	2022 Proxy Statement

Board and Corporate Governance Matters
vacancies to the full Board. In identifying and selecting new non-preferred stock directors and recommending non-preferred stock directors for reelection, the Nominating/Governance Committee carefully considers a variety of characteristics, including the nominee’s experience (including in positions with a high degree of responsibility and in any emerging governance, industry or market trends impacting the Company), attributes (including diversity attributes), skills (including financial literacy), integrity and ability to work well with others. The Committee also considers a wide range of additional factors, including other positions the director or candidate holds, including other boards of directors on which he or she serves; the results of the Board and Committee evaluations; each director’s and candidate’s projected retirement date; the independence of each director and candidate; and the Company’s current and future business needs.
The Nominating/Governance Committee uses a variety of sources to identify potential new non-preferred stock candidates, including Board members, members of management and stockholder recommendations. The Nominating/Governance Committee also retains independent third-party search firms, consultants and other advisors as appropriate to help identify, screen and evaluate potential non-preferred stock director candidates and to enhance our Board’s preparedness in the event of an unplanned non-preferred stock director departure. Potential non-preferred stock director candidates are identified based on a candidate profile that includes the relevant skills and experiences being sought at that time as well as the Board membership criteria described in the above paragraph and under the heading “Board Diversity” on page 20 and are interviewed by our Chairman, our Chief Executive Officer, our President, the Nominating/Governance Committee and other directors, as applicable. At the same time, the Nominating/Governance Committee will contact references for the candidate. A background check is completed before a final candidate recommendation is made to the Board. After completing the evaluation and interview process, the Nominating/Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by our Board and the full Board determines non-preferred stock director candidates best qualified to serve the interests of the Company and our stockholders after considering the recommendation and any additional information it may deem appropriate.
Throughout 2021, the Nominating/Governance Committee identified and reviewed a comprehensive list of non-preferred stock director candidates. Resulting from this robust process the Board elected Laysha Ward as a director in February 2021 and Matthew Friend as a director in December 2021. Both Ms. Ward and Mr. Friend were first identified as candidates to join the Board by Russell Reynolds Associates, the Company’s independent executive search firm.
Stockholder Nominations for Directors
In addition, the Nominating/Governance Committee considers candidates for director suggested by stockholders. The Nominating/Governance Committee considers all potential candidates in the same manner and by the same standards regardless of the source of the recommendation and acts in its discretion in making recommendations to the full Board. Candidates for director recommended by stockholders must be able to fulfill the independence standards established by the Board as set forth in Nasdaq Listing Rules, any other applicable rules or regulations and the Company’s Corporate Governance Guidelines as outlined below under “Director Independence.”
Holders of Common Stock may submit director candidates for consideration (other than those elected by holders of preferred stock of the Company) by writing to the Chairman of the Nominating/Governance Committee, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606. Stockholders must provide the recommended candidate’s name, biographical data, qualifications and other information required by Section 2.10 of the Amended and Restated Bylaws with respect to director nominations by stockholders.
In addition to recommending director candidates to the Nominating/Governance Committee, stockholders may also, pursuant to procedures established in the Amended and Restated Bylaws, directly nominate one or more director candidates to stand for election at an annual or special meeting of stockholders. For a regularly scheduled annual meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the proposed nomination to the Secretary of the Company not less than 90 days nor more than 120 days prior to
2022 Proxy Statement	33

Board and Corporate Governance Matters
the anniversary date of the immediately preceding annual meeting of stockholders. For a special meeting of stockholders, a stockholder wishing to make such a nomination must deliver written notice of the nomination to the Secretary of the Company not earlier than 120 days prior to the date of such special meeting and not later than the close of business on the later of: (x) 90 days prior to the date of such special meeting; and (y) 10 days following the day on which public announcement is first made of the date of such special meeting. In either case, a notice of nomination submitted by a stockholder must include information concerning the nominating stockholder and the stockholder’s nominee(s) as required by the Amended and Restated Bylaws.
Proxy Access Stockholder Right
As part of our ongoing commitment to strong corporate governance practices, we adopted a “proxy access” bylaw for stockholders in 2016. In accordance with the Amended and Restated Bylaws, under specified circumstances, a stockholder or group of stockholders may submit director nominees to the Board to be included in the Company’s proxy materials for an annual meeting of stockholders, known as “proxy access.” Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the next year’s annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Amended and Restated Bylaws. These proxy access provisions of our Amended and Restated Bylaws provide, among other things, that a stockholder or group of up to 20 stockholders seeking to include director nominees in the Company’s proxy materials for an annual meeting of stockholders must own 3% or more of the Company’s Common Stock continuously for at least the previous three years. The number of stockholder-nominated candidates appearing in any proxy statement cannot exceed the greater of 20% of the total number of directors who are subject to election at the next annual meeting by the holders of Common Stock, rounded down to the nearest whole number, or two directors. For a regularly scheduled annual meeting, the stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company not less than 120 days nor more than 150 days prior to the anniversary of the date that the Company first mailed its proxy materials for the annual meeting of the previous year.
Preferred Stock Director Nomination Process
Pursuant to Part II, Section 8.1 of the Amended and Restated Certificate of Incorporation, the ALPA, the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock, has the right to elect one member to the Board at each annual meeting of stockholders, remove such director with or without cause and to fill any vacancies in such directorship. The ALPA became the sole holder of the Company’s Class Pilot MEC Junior Preferred Stock pursuant to an agreement with United Airlines, Inc.
Pursuant to Part III, Section 8.1 of the Amended and Restated Certificate of Incorporation, the IAM, the sole holder of the Company’s Class IAM Junior Preferred Stock, has the right to elect one member to the Board at each annual meeting of stockholders, remove such director with or without cause and fill any vacancies in such directorship. The IAM became the sole holder of the Company’s Class IAM Junior Preferred Stock pursuant to an agreement with United Airlines, Inc.
Director Retirement Policy and Term Limits
Under our Corporate Governance Guidelines, no candidate is eligible for election or reelection as a director to the Board if he or she would be 75 years of age or older at the time of election. From time to time there may be unusual circumstances where exceptions need to be made to this general rule to retain needed continuity and expertise, or for other business reasons, and the Board may approve exceptions to this policy.
None of our director nominees will be 75 or older this year. In accordance with the director retirement policy under our Corporate Governance Guidelines, Mr. Vitale, a director since 2006, will not stand for reelection at the Annual Meeting.
Also as set forth in the Corporate Governance Guidelines, the Board does not believe it should establish director term limits, which have the disadvantage of limiting the contribution of directors who have been able to develop,
34	2022 Proxy Statement

Board and Corporate Governance Matters
over a period of time, increasing insight into and knowledge of the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole. However, the Nominating/Governance Committee considers the tenure of directors as one of several factors in re-nomination decisions.
Director Outside Board Service
Our Corporate Governance Guidelines provide the following public company board service guidelines:
•
None of our directors is permitted to serve on the board of directors of more than five public companies (including our Board).

•
The Chairman and directors who serve as chairman or lead independent director of another public company are not permitted to serve on the board of directors of more than four public companies (including our Board).

•
No director who is an active chief executive officer or the equivalent of another public company is permitted to serve on the boards of more than three public companies (including our Board).

•
No member of the Company’s management is permitted to serve on the board of directors of another company if an independent director of the Company serves as the chairman, chief executive officer or president of such other company.

All the director nominees are compliant with our public company board service guidelines.
In addition, our Corporate Governance Guidelines provide that directors are required to advise the Chairman and the chair of the Nominating/Governance Committee in advance of accepting an invitation to serve on another public company board or an appointment to serve on an audit committee or a compensation committee of another public company board. Furthermore, in assessing the director nominees’ qualifications to serve on the Board, the Nominating/Governance Committee reviews the number of outside board service and the other business and professional commitments of nominee directors in accordance with our Corporate Governance Guidelines.
Director Independence
Process for Determining Independence
Our Corporate Governance Guidelines require that at least a majority of the Board members be independent from management under the listing standards of Nasdaq, any other applicable laws and regulations and our Corporate Governance Guidelines. The Board has adopted categorical standards reflecting the bright-line independence standards under Nasdaq listing standards to assist in determining each director’s independence. These standards are set forth in Annex A to our Corporate Governance Guidelines, which is available on the Company’s investor relations website at ir.united.com.
Independence Determination
The Board, through the Nominating/Governance Committee, undertakes an annual review of director independence in accordance with our Corporate Governance Guidelines. The Nominating/Governance Committee relies on information derived from Company records, a detailed questionnaire that provides information about relationships that might affect the determination of independence completed annually by each director and other inquiries. A summary of the answers to annual questionnaires completed by each of the directors and a report of transactions with director affiliated entities are also made available to the Nominating/Governance Committee.
2022 Proxy Statement	35

Board and Corporate Governance Matters
On the basis of this review of all of the Directors serving in fiscal year 2021 or nominated for election at the Annual Meeting, the Nominating/Governance Committee delivered a report to the full Board and the Board affirmatively determined that all non-employee directors and nominees qualify as “independent” under the applicable independence tests and standards and that all members of each of our Audit Committee, Compensation Committee and Nominating/Governance Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees. The Board has also determined that Messrs. Kirby, Johnsen and Munoz, Captain Insler and Captain Hamilton do not qualify as “independent” under the applicable tests and standards. Mr. Kirby is not independent because he is an employee of the Company. Oscar Munoz, who assumed the role of Executive Chairman following his transition from the role of Chief Executive Officer in 2020 and served on the Board during a portion of 2021, was not independent because he was an employee of the Company. Captain Insler and Captain Hamilton are not independent because they are employees of United Airlines, Inc. Mr. Johnsen is not independent because he is affiliated with the IAM, a union that represents certain of the Company’s employees.
Board and Committee Evaluation Process
The Board conducts an annual self-evaluation to determine whether the Board and its Committees are functioning effectively and meeting their objectives and goals; to facilitate input on Board and Committee composition, recruiting and succession planning; to inform areas of review for the next year; and to identify ways to enhance the overall effectiveness of the Board and its committees. The Nominating/Governance Committee develops and oversees the overall evaluation framework and the Board Chairman leads the evaluation interviews and feedback. Each Committee conducts its own annual self-evaluation and reports the results to the Board. The annual self-evaluation has periodically been conducted by a third-party consultant, as appropriate.
The formal 2021 Board and Committee evaluation processes, which were completed at the end of 2021 and reported to the Board in February 2022, were as follows:
•
Board:   Directors completed an electronic questionnaire, on an unattributable basis, responding to questions about the Board and Committee structure and responsibilities, Board culture and dynamics, adequacy of information to the Board, Board skills and effectiveness, Board size and composition and Committee effectiveness. In addition, the Chairman conducted one-on-one individual director assessments using a written list of questions. The feedback and comments from the directors were anonymously compiled and then were presented by the Chairman to the full Board for discussion and action.

•
Committees:   Committee members completed an electronic questionnaire, which included questions approved by each Committee chair with topics covering each Committee’s responsibilities and effectiveness. The results from the questionnaires were compiled on an anonymous basis and Committee chairs led discussions in executive sessions of their respective committees. Committee chairs then reported to the full Board the results of their respective Committee’s evaluation and any follow-up actions.

In addition, the Nominating/Governance Committee periodically performs an evaluation of each director’s individual performance.
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Board and Corporate Governance Matters

Board Governance
Director Orientation and Continuing Education
Upon joining our Board, in accordance with our Corporate Governance Guidelines, all new directors participate in the Company’s orientation program with senior management from all areas of the Company who provide the new directors with a thorough understanding of their fiduciary duties as well as an overview of the Company’s business; strategy; significant financial, accounting and risk management matters; corporate governance; and key policies and practices. Directors typically attend site visits to one or more of our locations. The Nominating/Governance Committee develops and oversees this orientation program with the assistance of our management.
On an ongoing basis, senior management and experts outside of the Company are periodically invited to attend portions of Board and Committee meetings to provide presentations on a variety of topics related to the aviation industry and general industry trends, governance, regulatory, legal and financial matters.
Governance Framework
We are committed to high standards of corporate governance and to conducting our business ethically and with integrity and professionalism. The Board has responsibility for establishing broad corporate policies and for overseeing the Company’s business and strategy on behalf of the Company’s stockholders and other stakeholders pursuant to the Delaware General Corporation Law and our Amended and Restated Bylaws. To this end, the Board has adopted Corporate Governance Guidelines that, together with our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and Board committee charters, form the governance framework for the Board and its Committees. The Nominating/Governance Committee regularly reviews the Corporate Governance Guidelines and other governing documents and policies each year in light of changing regulatory requirements, evolving best practices and feedback from our stockholders and other stakeholders and recommends appropriate changes to the Board for consideration and approval. The Corporate Governance Guidelines may be viewed on the Company’s investor relations website at ir.united.com by following the link “Corporate Governance” and selecting “Corporate Governance Guidelines” under the heading “Governance Documents.” Each Committee of the Board is governed by a charter adopted by the Board and any potential changes to the Committees’ charters are also considered at least once a year. In addition, the Compensation Committee regularly reviews compensation issues and recommends adoption of policies and procedures that strengthen our compensation practices. The “Compensation Discussion and Analysis” section beginning on page 69 discusses many of these policies and procedures.
Board Oversight of Business Strategy
Led by our Chief Executive Officer, senior management develops and executes our business strategy. Overseeing management’s formulation, implementation and ongoing execution of the Company’s strategy is one of our Board’s primary responsibilities. The Board believes that a fundamental understanding of the Company’s strategy assists it in fulfilling its oversight role on behalf of the Company’s stockholders and other stakeholders. As part of its oversight role, the Board regularly reviews the Company’s strategy as well as issues and opportunities facing the Company in light of trends and developments in the aviation industry and broader business environment. The Board’s Committees oversee elements of our strategy associated with their respective areas of responsibility.
While elements of strategy are embedded in every regularly-scheduled meeting of the Board, the Board holds an annual multi-day strategy session with the Company’s senior leadership team and other members of management who present our Board with important information about the Company’s short-term and long-term strategic plans, including their development, execution, ongoing implementation, performance relative to goals under the strategic plans and the principal issues that the Company will face in the future. As stated previously, engagement of the Board on matters of strategic importance continues in between meetings, including through updates to the Board.
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Oversight of United Next Plan
The Board has been actively involved in the development of the Company’s United Next plan since early on. The Board has centered its focus on drawing on its collective leadership experiences and areas of expertise to provide guidance on the Company’s execution of its United Next plan—specifically the introduction of hundreds of new, and newly upgraded, aircraft to the United fleet. The Company’s recently appointed Executive Vice President of United Next focuses on all the components of the United Next strategy, utilizing the resources of all operational groups to ensure the successful execution of our United Next strategy. The Board receives updates and engages in dialogue with the Executive Vice President of United Next and other members of our executive management team on the United Next plan at each Board meeting.
Oversight of Response to COVID-19
The Board and its Committees have been providing strong oversight of our response to the COVID-19 pandemic. Since the first quarter of 2020, the Board has met regularly to consider and discuss updates on the Company’s management of the COVID-19 pandemic, with a focus on monitoring key areas of risk and impact with regard to the Company’s operations, such as health and safety priorities, financial position and liquidity, internal controls, travel demand and market trends, capital expenditure and budgeting, cybersecurity, communications strategy, personnel management, supply chain impact and government affairs engagement, among other items. The scope of information exchanged between the Board and management has expanded and communications with management have increased, including monthly updates regarding the Company’s response to the COVID-19 pandemic and its impact on the Company’s operations, financial position and liquidity. Under the direction of the Board, the Company has implemented a number of initiatives to mitigate the risks of the COVID-19 pandemic, including being the first airline to require masks onboard, expanding on-site testing for customers at the Company’s hub airports and being the first major U.S. airline to ask all passengers to complete a health self-assessment during their check-in process based on recommendations from the Cleveland Clinic.
Oversight of ESG Approach
Our governance framework includes direct oversight by our Board of our ESG risks, assessments, disclosures, strategy and external engagement. The Public Responsibility Committee, the Audit Committee, the Nominating/Governance Committee and the Compensation Committee have key responsibilities relating to ESG topics. The Public Responsibility Committee has primary oversight responsibility for our ESG initiatives and risks, which includes reviewing our sustainability and climate-related strategic goals and objectives (including periodically assessing our performance against these goals and objectives as well as other relevant and appropriate sustainability and corporate responsibility scorecards and rankings) as well as our policies, positioning and practices concerning safety and public health (including workplace and customer safety and security). As part of our enhanced focus on transparency through reporting, the Audit Committee in 2021 added in its charter the responsibility of overseeing our controls and procedures relating to our material ESG, disclosures and reporting, including assurance processes where applicable. In 2021 the Nominating/Governance Committee amended the Company’s Corporate Governance Guidelines and the charter of the Nominating/Governance Committee to reflect the governance practices followed by the Nominating/Governance Committee in support of the Board's commitment to board diversity. The Compensation Committee also updated its charter in 2021 to reflect its review of our significant human resources strategies and highlighted the Committee’s review of DEI matters. Management periodically updates the full Board on issues related to the implementation of our ESG strategy.
Financial and Competitive Performance
Throughout the year, the Board reviews the Company’s financial and competitive performance and financial condition, including overseeing management’s execution against the Company’s capital, liquidity, strategic and financial operating plans. The Board, through the Finance Committee, dedicates significant focus to reviewing our capital allocation strategy.
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Board Oversight of Key Risks
The Board considers effective risk oversight an important priority. The Board has two primary methods of overseeing risk. The first method is through its Enterprise Risk Management (“ERM”) process, which allows for full Board oversight of the most significant risks facing the Company. The second is through the functioning of the full Board and its committees. As we consider risks in connection with virtually every business decision, the Board discusses risk throughout the year generally and also in connection with specific proposed actions. The Board’s approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board and its committees and fostering an appropriate culture of integrity and compliance with legal and ethical responsibilities.
Some of the key risks, among others, the Board is focused on relate to: (i) the adverse impacts of the ongoing COVID-19 global pandemic on our business, operating results, financial condition and liquidity; (ii) execution risks associated with our United Next plan; (iii) key ESG risks, including climate change, human capital management and our commitment to DEI; and (iv) cybersecurity.
The Board exercises its oversight of our risk management policies and practices primarily through its Committees, as described below, which regularly report back to the Board regarding their risk oversight activities.
•
The Audit Committee oversees the Company’s risk assessment and risk management policies and strategies with respect to major business risk exposures (taking into account the risk assessment and risk management policies and strategies managed through the respective committees of the Board), including risks related to the Company’s financial statements, the financial reporting process, accounting and certain legal and compliance matters and data privacy, network security and other cyber risks. The Audit Committee also oversees the internal audit function and the Company’s ethics and compliance program.

•
The Finance Committee oversees the Company’s management of certain financial, operating and economic risks, including the Company’s hedging strategies related to fuel, foreign currency and interest rates, various insurance programs, including coverage for property, casualty, fiduciary and political risk and directors and officers liability, and certain legal and regulatory matters that may have a material impact on the Company’s financing or risk management activities (taking into account the review of the Company’s risk assessment and risk management policies and strategies managed through the Company’s Audit Committee).

•
The Compensation Committee annually reviews the potential risks arising from our compensation policies, practices and programs in light of the Company’s risk profile and risk management process, as well as risk-mitigating features and controls, to determine whether any such risks are material to the Company. In reviewing our compensation program design, the Compensation Committee engages in discussions with its independent compensation consultant and management regarding potential risks arising from our compensation policies, practices and programs. Compensation risk is assessed in the context of compensation program design, setting of performance targets, certifying performance against targets, compensation risk in the context of overall risk procedures and our broad-based compensation programs. Based on those discussions and a September 2021 compensation risk assessment, the Compensation Committee determined that the Company’s compensation policies, practices and programs in place at that time did not create any risks that were reasonably likely to have a material adverse effect on the Company. In reaching this determination, the Compensation Committee considered certain of our compensation policies, practices and program features including: oversight by an independent compensation committee; our balance of base pay combined with short- and long-term incentives; 2021 long-term incentives include time-vested restricted share unit awards, which help to further balance performance results and contain the overall volatility of outstanding incentives; our incentive awards include a cap on maximum

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payout opportunities which mitigates against excessive earn-out potentials; performance awards occur annually, resulting in overlapping performance periods that even out business cycles and introduce multiple-year incentive horizons; use of multiple financial and non-financial performance metrics to create a further balance of rewards; payout timing over multi-year and overlapping performance periods; the inclusion of consistent performance metrics and incentives across performance periods; the inclusion of a discretionary gate for cash incentives based on the Company’s having an adequate cash balance; inclusion of equity incentives and stock ownership guidelines that discourage short-term risks that disadvantage long-term stock price; our compensation claw-back policy and inclusion of claw-back provisions in our incentive plan; and securities trading policies that prohibit pledging and hedging of our securities, including our Common Stock, by our officers and directors. The Company is addressing reputational risk potential through initiatives focusing on positive customer experience and a culture that emphasizes customer centricity. Customer-centric goals were included in both the 2021 annual bonus program and in outstanding long-term incentive program awards, which mitigate behaviors that could result in reputational risk. In addition, the Compensation Committee receives input from an independent compensation consultant regarding program design, including risks associated with plan design features. Considerable support and analysis accompanies the target setting process, and targets are established based on the Company’s Board-approved budgets, updated forecast information and long-term operating plan. The Compensation Committee certifies performance against our targets based on results reviewed by our internal audit group before any payments are made.
•
The Nominating/Governance Committee periodically reviews the risks arising from our corporate governance policies and practices, including the structure and performance of the Board, its committees and our individual directors. The Nominating/Governance Committee also reviews and oversees the Company’s succession planning process for executive officers.

•
The Public Responsibility Committee oversees social, political, safety and environmental issues that could pose significant risk to the Company’s reputation, business or performance. As part of its oversight, the Public Responsibility Committee also monitors sustainability issues that pose a significant risk to the Company and strategies to mitigate these risks.

While the Board oversees risk management, the Company’s management is charged with identifying and managing the risks. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board about these risks. These include an ERM program, an ERM committee, an ethics and compliance program, and comprehensive internal and external audit processes. The Board receives periodic reports on each of these aspects of the Company’s risk management process. In addition, the Board, through the Audit and Finance Committees, participates in the ERM process by providing feedback on management’s identification and assessment of the key risks facing the Company.
Oversight of Cybersecurity Risks
The Board and the Audit Committee also regularly review the Company’s cybersecurity and other technology risks, controls and procedures and receive reports from our Chief Digital Officer and Chief Information Security Officer at least twice annually regarding our adherence to leading industry standards (i.e., National Institute of Standards and Technology Cybersecurity Framework) for assessing cybersecurity maturity, identifying security gaps and meeting cybersecurity regulations. The Company’s cybersecurity program is regularly audited by independent third parties against various regulatory frameworks, and the Company incorporates regular information security training as part of its employee education and development program.
Political Contributions and Lobbying Expenditure Oversight and Disclosure
We believe that participating in the political process and policy advocacy in a transparent manner is key to good governance and an important way to promote healthy corporate citizenship. We participate in the political process
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and policy advocacy through regular engagement with government officials and policymakers, by making contributions to candidates and organizations and by encouraging political engagement by our employees in order to advocate for the long-term interests of the Company because of the potential impact public policy can have on our businesses, employees, communities and customers. We advocate for policies that modernize infrastructure, advance industry sustainability goals, rationalize our tax burden, reduce unnecessary regulation, mitigate fuel cost and enhance global competitiveness in the airline industry, among other items. More information and additional disclosures referenced below can be found in our Lobbying and Political Activity Policy, available at https://crreport.united.com/.
Corporate Political Contributions
The Company may make contributions to state or local candidate campaigns, parties, political committees, and ballot measures to the extent permitted by applicable law, with the approval of the Board of Directors of the United Airlines, Inc. Political Action Committee (the “UAPAC”). We file publicly available reports that disclose our political contributions with state and local agencies as required by state and local law. We provide information regarding our corporate political contributions on our website that is updated semi-annually.
Lobbying Expenditures
The Company fully supports appropriate disclosure of its lobbying criteria, activities and expenditures. Our lobbying disclosures are made on a regular basis as required by federal, state, or local jurisdictions. We also provide annual disclosure of the member organizations where our dues and other contributions used for lobbying activities exceed $25,000, which is available at https://crreport.united.com/. In addition, we have recently published our “Climate Lobbying Report: Aligning Climate Leadership with Advocacy” which is available at https://ir.united.com/corporate-governance/governance-documents. This report describes how our lobbying practices are aligned with our corporate climate strategy.
Oversight
The Board has delegated oversight responsibility of our political contributions to its Public Responsibility Committee. Our Government Affairs and Global Public Policy organization makes recommendations on political contributions to the UAPAC Board of Directors, who in turn reviews and approves all UAPAC and corporate political contributions. Our Senior Vice President, Government Affairs and Global Public Policy provides the Public Responsibility Committee an annual report on political contributions of the Company and the UAPAC for the prior year.
Our policy advocacy and lobbying activities are determined by senior management with oversight by the Board, which has delegated this oversight responsibility to its Public Responsibility Committee. Our Government Affairs and Global Public Policy organization oversees and executes our policy advocacy, lobbying expenditures and related activities. Our Senior Vice President, Government Affairs and Global Public Policy, also reports regularly to the UAL Board on our policy advocacy, lobbying expenditures and related activities, periodically reviewing with the Public Responsibility Committee the strategic priorities for the Company’s lobbying activity.
Board Meetings and Director Attendance
Each quarter, our Board holds a series of two-day meetings of the Board and its Committees to review significant developments affecting the Company and to act on matters requiring Board approval. Committee meetings occur the first and second day before the full Board meeting. In addition to the quarterly meetings, typically there are other regularly scheduled Board and Committee meetings and several special meetings each year. Members of senior management regularly attend Board meetings to report on and discuss their areas of responsibility. The Board has been active during the pandemic, adapting like our global workforce, holding virtual board meetings and receiving regular updates from management as the Company navigated the many challenges presented by the pandemic.
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Directors are expected to attend all Board meetings and meetings of the Committees on which they serve. Our Board met 9 times in 2021 and our Committees met the number of times shown beginning on page 46. Each incumbent director nominee attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2021 and (ii) the meetings of any committees held during their tenure as members of such committees during 2021.
In addition, absent extenuating circumstances, directors are required to attend our annual meetings of stockholders and all of the directors who stood for election in 2021 attended our 2021 Annual Meeting.
Executive Sessions of Non-Management Directors
Our independent directors meet separately in executive session outside the presence of any management director at each quarterly Board meeting. Our Corporate Governance Guidelines provide that the Chairman preside over independent director executive sessions. When deemed appropriate, the Chairman invites the Chief Executive Officer to join a portion of the executive session to receive feedback from the Board and to provide direct insight on relevant topics. Executive sessions are also scheduled for each regular quarterly meeting of each Committee, other than the Executive Committee.
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Governance Policies and Principles
Certain Relationships and Related Transactions
Policy Statement Regarding Related Party Transactions
The Board recognizes that transactions involving the Company and related parties present a heightened risk of conflicts of interest. In order to ensure that the Company acts in the best interests of its stockholders, the Board has adopted a written Policy Statement Regarding Related Party Transactions (the “Policy”) for the review and approval of any Related Party Transaction (as defined below). It is the Policy of the Company that any Related Party Transaction must be approved or ratified by the Audit Committee or, if the Board determines that a transaction should instead be reviewed by all of the disinterested directors on the Board, by a majority of the disinterested directors on the Board. No director is permitted to participate in the review or approval of a Related Party Transaction if such director or his or her immediate family member is a Related Party (as defined below). In reviewing a proposed transaction, the Audit Committee or the disinterested directors, as applicable, must (i) satisfy themselves that they have been fully informed as to the Related Party’s relationship and interest and as to the material facts of the proposed transaction; (ii) consider all of the relevant facts and circumstances available to them, including but not limited to: the benefits to the Company, the impact on a director’s independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to unrelated third parties or to employees generally and (iii) determine whether or not the proposed transaction is fair to the Company and is not inconsistent with the best interests of the Company and its stockholders.
If the Company enters into a transaction that (i) the Company was not aware constituted a Related Party Transaction at the time it was entered into but which it subsequently determines is a Related Party Transaction or (ii) did not constitute a Related Party Transaction at the time such transaction was entered into but thereafter becomes a Related Party Transaction, then in either such case the Related Party Transaction shall be presented for ratification by the Audit Committee or a majority of the disinterested directors on the Board. If such Related Party Transaction is not ratified by the Audit Committee or a majority of the disinterested directors, then the Company shall take all reasonable actions to attempt to terminate the Company’s participation in the transaction.
As set forth in the policy, a “Related Party Transaction” is a transaction (including any financial transaction, arrangement or relationship (including an indebtedness or guarantee of indebtedness)), or series of similar transactions, or any material amendment to any such transaction, in which:
(a)
the aggregate amount involved exceeds or is expected to exceed $120,000;

(b)
a Related Party had, has or will have a direct or indirect material interest (other than solely as a result of being a director, limited partner or less than 10% beneficial owner (together with all other Related Parties) of another entity that is party to the transaction); and

(c)
the Company is a participant.

For purposes of this definition, a “Related Party” means (i) an executive officer of the Company, (ii) a director of the Company or nominee for director of the Company, (iii) a person (including an entity or group) known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities or (iv) an individual who is an immediate family member (as defined below) of an executive officer, director, nominee for director or 5% stockholder of the Company.
An “immediate family member” includes any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing such person’s home.
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Related Party Transactions Since January 1, 2021
John Gebo, Senior Vice President and Chief Transformation Officer, of United Airlines, is the spouse of Kate Gebo, Executive Vice President, Human Resources and Labor Relations, of the Company. For 2021, Mr. Gebo received aggregate cash compensation of approximately $471,000, consisting of base salary and excess 401(k) cash direct and cash match program payments for management and administrative employees; equity compensation, consisting of time-based and performance-based restricted stock unit awards with an aggregate grant date fair value of approximately $787,000; and other customary officer and employee benefits. Mr. Gebo and Ms. Gebo do not report to, or determine the compensation of, each other.
Conflict and Code of Ethics and Business Conduct
The Policy operates in conjunction with other aspects of the Company’s compliance program, including the requirement in the Corporate Governance Guidelines that directors disclose any potential conflict of interest to the Chairman before any decision is made related to the matter. If the Chairman, in consultation with legal counsel, determines that a conflict exists, or that the perception of a conflict is likely to be significant, then the director is obligated to recuse himself or herself from any discussion or vote related to the matter.
The Company has a code of ethics, the “Code of Ethics and Business Conduct,” for its directors, officers and employees. The Code serves as a “Code of Ethics” as defined by SEC regulations and as a “Code of Conduct” under Nasdaq Listing Rule 5610. The Code of Conduct addresses conflicts of interest, including disclosure of any situations or activities that might be perceived as a conflict of interest. The Code is available on the Company’s investor relations website at ir.united.com. Waivers granted to certain officers from compliance with or future amendments to the code will be disclosed on the Company’s investor relations website in accordance with Item 5.05 of Form 8-K.
Prohibition on Hedging and Pledging
Under our securities trading policy, our officers, directors and certain other management employees are prohibited from engaging in speculative and derivative trading, short-selling or otherwise hedging our securities. This restriction includes the purchase and sale of puts, calls, warrants, options, forward-sale contracts, prepaid collars and similar derivative instruments.
Our officers, directors and certain other management employees are also prohibited from pledging our securities.
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How the Board Is Organized
Board Leadership Structure
The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to ensure both independent oversight of management and a highly engaged and high-functioning Board. Our Corporate Governance Guidelines state that the offices of the Chairman of the Board and Chief Executive Officer may be either combined or separated, in the Board’s discretion, and establish well-defined responsibilities with respect to the Board Chairman and Lead Independent Director roles, including the requirement that the Board have a Lead Director if the Board Chair is not an independent director. The Board regularly reevaluates its Board leadership structure as part of the Board evaluation process described and also considers stockholder feedback on the topic.
Our Company has separate Chairman and Chief Executive Officer roles, which the Board believes currently best serves its ability to carry out its roles and responsibilities on behalf of the Company and its stockholders. Our independent Chairman oversees corporate governance matters, ensuring that the Board provides strong oversight of management and the Company’s strategy and business and that all directors have access to the resources required to discharge their duties appropriately. Our Chief Executive Officer is in charge of the business and strategic direction of the Company, subject to the overall direction and supervision of the Board and its Committees. The Board does not have a Lead Director given that the Chairman is currently an independent Director. The duties of the Chairman are substantially similar to those of the independent Lead Director. In addition, independent directors chair our Board Committees. Our overall structure promotes effective oversight, strengthens our Board’s independent leadership and supports our commitment to enhancing stockholder value and strong governance.
Effective May 2021, Edward “Ted” Philip was appointed Board Chairman. Ted is an independent director and has a wealth of leadership experience and deep understanding of the Board from his experience as independent Lead Director of the Board from 2020 to 2021 and serving as a director of the Board since 2016. Ted seeks to ensure that Board meetings are productive and interactions with the directors facilitate a useful exchange of viewpoints. Mr. Kirby is available to all directors between meetings and meets regularly with the Chairman and with the directors as a group to advise on the Company’s business and affairs and to receive feedback from the Board. Ted’s collaboration with Mr. Kirby allows the Board to focus attention on the issues of greatest importance to the Company and its stockholders and Mr. Kirby to focus primarily on executing the Company’s business and strategic goals in his role as Chief Executive Officer while leveraging Ted to drive accountability at the Board level and effectively manage the relationship between the Board and the Chief Executive Officer.
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Committees of the Board
The Board has six standing committees: Audit, Compensation, Executive, Finance, Nominating/Governance and Public Responsibility. The Audit Committee, Compensation Committee and Nominating/Governance Committee are comprised solely of independent directors. The chart below shows the current membership of each committee and a summary of the functions performed by each committee.
COMMITTEE MEMBERSHIP
	AUDIT	COMPENSATION	EXECUTIVE	FINANCE	NOMINATING/ GOVERNANCE	PUBLIC RESPONSIBILITY
Carolyn Corvi		M	M	C
Matthew Friend*	M	M
Barney Harford	M			M		M
Michele J. Hooper*	C		M		M
Michael Hamilton
Walter Isaacson			M		M	C
James A. C. Kennedy		M		M
Scott Kirby			M	M
Richard Johnsen						M
Edward M. Philip*	M		C		C
Edward L. Shapiro				M	M	M
David J. Vitale*†	M	M		M
Laysha Ward					M	M
James M. Whitehurst		C	M		M

Key:
M = Committee Member

C = Committee Chair
* = Audit Committee Financial Expert
† Mr. Vitale is not standing for reelection at the Annual Meeting.
Audit Committee
The Audit Committee met eight times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Audit Committee Charter” under the heading “Governance Documents.” All of the members of the Audit Committee are independent as defined by the applicable Nasdaq Listing Rules and SEC standards. The Board has determined that each of the Audit Committee members satisfies the financial literacy requirements under the Nasdaq Listing Rules, and that each of Ms. Hooper and Messrs. Philip and Friend qualifies as an “audit committee financial expert” as defined by SEC regulations.
The purpose of the Audit Committee is to: (i) oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements; (ii)  assist the Board in fulfilling its responsibility to oversee (a) the quality and integrity of the Company’s financial statements and related disclosures and adequacy of the Company’s system of disclosure controls and internal control over financial reporting and risk management, (b) the Company’s compliance with legal and regulatory requirements and ethical standards, (c) the independent auditors’ qualifications, performance and independence, and (d) the responsibilities and performance of the Company’s internal audit function and independent auditors; (iii) oversee the Company’s controls and procedures relating to its ESG material disclosures and reporting, including assurance processes where applicable; (iv) prepare an audit committee report as required by the SEC, which is set forth in this Proxy Statement under
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“Audit Committee Report”; and (v) provide an open avenue of communication between the independent auditors, the internal auditors, management and the Board.
In discharging its duties, the Audit Committee has the authority to conduct or authorize investigations or studies into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee can form and delegate authority to subcommittees. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.
Compensation Committee
The Compensation Committee met six times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Compensation Committee Charter” under the heading “Governance Documents.” All of the members of the Compensation Committee are independent as defined under the applicable Nasdaq Listing Rules and SEC standards.
The Compensation Committee is responsible for, among other things: (i) overseeing the administration of the Company’s compensation plans (other than plans covering only directors of the Company), including the equity-based plans and executive compensation programs of the Company; (ii) discharging the Board’s responsibilities relating to the performance evaluation and compensation of the Company’s executive officers, including the Company’s Chief Executive Officer and (iii) preparing the compensation committee report required by the SEC to be included in the annual proxy statement, which is set forth in this Proxy Statement under “Executive Compensation—Compensation Committee Report.” The Compensation Committee also is responsible for reviewing and discussing with management the Compensation Discussion and Analysis (the “CD&A”), and based on such discussions, determining whether to recommend to the Board that the CD&A be included in the Company’s annual proxy statement or annual report on Form 10-K, as applicable.
The Compensation Committee also recently updated its charter to formalize its review of our significant human resources strategies, including, but not limited to, diversity, equity and inclusion matters. Management periodically updates the full Board on issues related to the implementation of our ESG strategy. The Compensation Committee also reviews and makes recommendations to the Board with respect to the adoption (or submission to stockholders for approval) or amendment of executive incentive compensation plans and all equity-based compensation plans for the Company (other than equity-based plans covering only directors of the Company). Furthermore, the Compensation Committee exercises the powers and performs the duties, if any, assigned to it from time to time under any compensation or benefit plan of the Company or any of its subsidiaries.
The Compensation Committee performs a review, at least annually, of the goals and objectives of the Company and establishes the goals and objectives for the Chief Executive Officer. In addition, the Compensation Committee annually evaluates the performance of the Chief Executive Officer, including evaluating the Chief Executive Officer’s performance in light of the goals and objectives relevant to his compensation and discusses that evaluation with the Board. The Compensation Committee has the sole authority to set the Chief Executive Officer’s compensation based on this evaluation and the Company’s compensation philosophy. The Compensation Committee also reviews and determines at least annually the compensation of each other executive officer of the Company. In addition to the Chief Executive Officer, the Compensation Committee oversees the annual performance evaluation process of the other executive officers of the Company.
The Compensation Committee has delegated to the Chief Executive Officer the authority to grant stock awards to eligible participants (other than executive officers of the Company), the interpretative authority under the Company’s incentive compensation plans for interpretations and determinations relating to the grant of stock awards to such eligible participants and the modification of the terms of such a participant’s award following termination of employment. Additionally, the Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of the senior management team. His recommendations
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are based on input from the Executive Vice President, Human Resources and Labor Relations and her staff, and the Compensation Committee’s independent compensation consultant. The Compensation Committee has the authority to review, approve and revise these recommendations as it deems appropriate.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain, at the expense of the Company, the advice of a compensation consultant, independent legal counsel or other adviser (each, a “compensation adviser”). The Compensation Committee may select a compensation adviser only after taking into consideration all factors relevant to the compensation adviser’s independence from management, including the factors specified under applicable SEC rules and Nasdaq Listing Rules. The Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any compensation adviser retained by the Compensation Committee. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting or other advisers as it deems advisable. The Compensation Committee can also form and delegate authority to subcommittees.
Compensation Committee Interlocks and Insider Participation
During 2021 and as of the date of the Proxy Statement, none of the members of the Compensation Committee was or is an officer or employee the Company or its subsidiaries and no executive officer of the Company served or serves on the compensation committee (or its equivalent) or board of any company that employed or employs any member of the Company’s Compensation Committee or the Board. In addition, no member of the Compensation Committee had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC.
Role of Compensation Consultant in Determining Executive Compensation
The Compensation Committee has retained Exequity LLP (“Exequity”) as its independent compensation consultant. A representative of Exequity regularly attends Compensation Committee meetings, participates in discussions regarding executive compensation issues, and, from time to time and in connection with the setting of incentive compensation targets, makes executive compensation recommendations to the Compensation Committee based on available marketplace compensation data for U.S. peer airlines and certain non-airline companies with comparable revenue and other characteristics. Exequity reports exclusively to the Compensation Committee and does not provide any additional services to the Company other than advising the Nominating/Governance Committee with respect to director compensation.
The Compensation Committee maintains a conflict of interest policy governing the relationship with its compensation consultant in order to ensure objectivity and minimize the potential for conflicts of interest in the delivery of executive compensation advice. The policy establishes management’s obligation to report periodically to the Compensation Committee the scope and amount of work being performed by the consultant or its affiliates for the Company. The policy also specifies that the consultant reports directly to the Compensation Committee and has direct access to the Compensation Committee through its Chairman (or in the case of services being provided to the Board, through the Chairman of the Board or, as applicable, the Lead Director). The policy prohibits the consultant from soliciting business from the Company other than work on behalf of the Compensation Committee or the Board and requires the consultant to develop policies and procedures to prevent any employee of the consultant who advises the Compensation Committee or the Board from discussing such services with other employees of the consultant who currently provide other services to the Company or who were providing other services during the prior year. The Compensation Committee has assessed the independence of Exequity pursuant to applicable SEC rules and Nasdaq Listing Rules and concluded that Exequity’s work for the Compensation Committee does not raise any conflict of interest.
Executive Committee
The Executive Committee met four times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting
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“Executive Committee Charter” under the heading “Governance Documents.” The Executive Committee is authorized to exercise all of the powers of the Board, subject to certain limitations, in the management of the business and affairs of the Company, excluding any powers granted by the Board, from time to time, to any other committee of the Board. The Executive Committee can also form and delegate authority to subcommittees.
Finance Committee
The Finance Committee met five times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Finance Committee Charter” under the heading “Governance Documents.” The Finance Committee is responsible for, among other things: (i) reviewing financial plans and budgets and cash management policies and activities; (ii) evaluating and advising the Board on any proposed merger or consolidation, or any significant acquisition or disposition of assets; (iii) evaluating and advising the Board on business opportunities and financing transactions; (iv) evaluating capital structure and recommending certain proposed issuances of securities and (v) reviewing strategies relating to financial, operating or economic risk. The Finance Committee can also form and delegate authority to subcommittees.
Nominating/Governance Committee
The Nominating/Governance Committee met five times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Nominating/Governance Committee Charter” under the heading “Governance Documents.” All of the members of the Nominating/Governance Committee are independent as defined by Nasdaq Listing Rules.
The Nominating/Governance Committee is responsible for, among other things: (i) identifying, evaluating and recommending for nomination individuals qualified to be Board members, other than directors appointed by holders of preferred stock of the Company; (ii) developing, recommending and periodically reviewing the Company’s Corporate Governance Guidelines and overseeing corporate governance matters; (iii) reviewing and overseeing the Company’s succession planning process for executive officers, including the Chief Executive Officer; (iv) overseeing an annual evaluation of the Board and (v) reviewing and making recommendations to the Board with respect to director compensation. In discharging its duties, the Nominating/Governance Committee has the authority to conduct or authorize investigations into any matters within the Nominating/Governance Committee’s scope of responsibilities. The Nominating/Governance Committee can form and delegate authority to subcommittees.
The Nominating/Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other terms of engagement. It also has the authority, without further Board approval, to obtain, at the expense of the Company, advice and assistance from internal or external legal, accounting or other advisers as it deems advisable.
Public Responsibility Committee
The Public Responsibility Committee met four times during 2021 and has a written charter adopted by the Board, which is available on the Company’s website, ir.united.com, by following the link “Corporate Governance” and selecting “Public Responsibility Committee Charter” under the heading “Governance Documents.”
The Public Responsibility Committee is responsible for oversight of: the Company’s policies, positioning and practices concerning various broad public policy issues, including those that relate to safety (including workplace safety and security); environmental affairs; political and governmental affairs; consumer affairs; diversity, including, without limitation, employee diversity and supplier diversity; civic activities and business practices that impact communities in which the Company does business; and charitable, political, social and educational organizations.
The Public Responsibility Committee also has primary oversight responsibility for our ESG initiatives and risks, which includes reviewing our sustainability and climate-related strategic goals and objectives (including
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periodically assessing our performance against these goals and objectives as well as other relevant and appropriate sustainability and corporate responsibility scorecards and rankings) as well as our policies, positioning and practices concerning safety and public health (including workplace and customer safety and security). The Board also has delegated responsibility for oversight of our policy advocacy, political contributions and lobbying expenditures and related activities to the Public Responsibility Committee. Our Government Affairs and Global Public Policy organization oversees our policy advocacy, political contributions and lobbying expenditures and related activities. Our Senior Vice President, Government Affairs and Global Public Policy, also reports regularly to the Board on our policy advocacy, political contributions and lobbying expenditures and related activities, periodically reviewing with the Public Responsibility Committee the strategic priorities for United’s political activity and providing the Public Responsibility Committee an annual report on political contributions of the Company and the UAPAC for the prior year. At least annually, the Public Responsibility Committee will review our Lobbying and Political Activity Policy and recommend any revisions it deems necessary or appropriate to the Board.
The Public Responsibility Committee can also form and delegate authority to subcommittees.
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Communications with Directors and Stockholder Engagement
Written Communications with the Board
The Board welcomes input from stockholders and other interested parties and has established a process for stockholders and other interested parties to communicate directly with the Board as a whole, or any individual member, including the Chairman or the non-management or independent directors as a group, by one of the following means: (i) writing to the Board of Directors, United Airlines Holdings, Inc., c/o the Corporate Secretary’s Office, 233 S. Wacker Drive, Chicago, Illinois 60606; or (ii) emailing the Board at UALBoard@united.com. Any matter relating to our financial statements, internal accounting practices, internal controls or auditing matters should be addressed to the chair of the Audit Committee.
Stockholders may communicate with the Board on an anonymous or confidential basis. The Board has designated the Corporate Secretary’s Office as its agent for receipt of communications. All communications will be received, processed and initially reviewed by the Corporate Secretary’s Office. The Corporate Secretary’s Office generally does not forward communications that are not related to the duties and responsibilities of the Board, including junk mail, service complaints, employment issues, business suggestions, job inquiries, opinion surveys and business solicitations. The Corporate Secretary’s Office maintains communications and they are available for review by any member of the Board at his or her request.
Stockholder Engagement and Responsiveness
To inform our corporate governance practices, understand and consider the issues that matter most to our stockholders and keep our stockholders informed about our business, we engage with our stockholders and the broader corporate governance community year-round to seek their feedback on areas where we are performing well and areas for potential improvement. In 2021 members of our Investor Relations department and Corporate Secretary’s Office, as well as other subject-matter experts within the Company, spoke with a substantial number of stockholders representing holdings both large and small. We take feedback and insights from our engagement with stockholders and other stakeholders into consideration as we review and evolve our corporate practices and policies and we share these discussions with our Board as appropriate. We also engaged with the proponent who submitted the stockholder proposal included in this Proxy Statement to more fully understand the proposal and why it was submitted. In addition, we continued to engage with stockholders, seeking active feedback and offering additional insights on current topics of interest. As noted above, the Board updates our corporate governance framework each year based on a number of inputs, including stockholder feedback.
We encourage our registered stockholders to use the space provided on the proxy card to let us know your thoughts about the Company or to bring a particular matter to our attention. If you hold your shares through an intermediary or received the proxy materials electronically, please feel free to write directly to us.
Some key themes in 2021 and early 2022 emerged as part of our various engagements as set forth below.
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Topic	Stockholder Feedback	Company Response
Executive Compensation
We have received requests from stockholders to link our executive compensation rewards to ESG performance metrics, such as climate change progress. We also received feedback related to our incentive plan proposal and related share request made in connection with the 2021 Annual Meeting. Stockholders also expressed concerns related to our 2021 compensation program as previewed in our 2021 proxy statement.

•
In 2021, the Compensation Committee reduced the share request under the Company’s 2021 incentive plan.

•
In 2022, the Compensation Committee has included sustainability and DEI goals under our 2022 long-term performance awards that are designed to reward progress against our ESG goals.

•
In 2022, our executive compensation program design has returned to our more typical structure, including long-term performance awards and a three-year vesting schedule for our time-vested equity.

Human Trafficking Policies	In connection with our 2021 Annual Meeting, certain stockholders inquired about our management systems and process to implement the commitments outlined in our human rights policies.
We enhanced our disclosure of our Human Rights policy statement in our Corporate Responsibility Report, including discussion of the implementation of targeted internal policies and procedures across many of our business functions where we believe we can make the greatest impact, particularly in the areas of training of our frontline employees on recognizing and reporting suspected human trafficking, which we have been doing since 2016, and establishing fair labor standards in the procurement process for our supplier relationships and subcontractors for our government contracts.

Climate Change Strategy and Reporting	Investors inquired about our current climate change strategy, commitments and internal governance around climate reporting.
Our earnest intention on meeting our goal to become 100% green by eliminating GHG emissions by 2050 led us to commit in 2021 to a mid-term objective of reducing, compared to 2019, our carbon intensity by 50% by 2035. As part of our enhanced focus on transparency, we disclosed our climate change strategy in our 2021 Annual Report on Form 10-K and created a comprehensive index that maps our ESG disclosures across metrics outlined in the TCFD framework, which can be found at https://crreport.united.com/.

Disclosure of Political Activities and Lobbying Activity Alignment with Paris Agreement
We received:
•
a stockholder proposal at the 2021 Annual Meeting to issue a semiannual report on political contributions and expenditures that received 67.5% support.

•
another stockholder proposal at the 2021 Annual Meeting to issue a report on United Airlines, Inc.’s lobbying activities alignment with the Paris Agreement caps that received 65% support.

•
a stockholder proposal to be voted on at the Annual Meeting, if properly presented, requesting that we issue an annual report disclosing information regarding our lobbying policies and activities.

Based on the vote supporting the 2021 Annual Meeting stockholder proposals, as well as feedback from our stockholder engagement and outreach on these topics:
•
We published the United Airlines, Inc. Lobbying and Political Activity Policy statement regarding our participation in the political process and policy advocacy. This statement can be found at https://crreport.united.com/. Our Lobbying and Political Activity Policy is reviewed annually and updated as deemed necessary or appropriate.

•
The statement includes a list of 2021 corporate political contributions. We update this information semi-annually.

•
The statement also includes a list of member organizations to which we pay more than $25,000 in annual dues that are used for lobbying activities.

•
We issued our “Climate Lobbying Report: Aligning Climate Leadership with Advocacy”, which is available at https://ir.united.com/corporate-governance/governance-documents. This report describes how our lobbying practices are aligned with our corporate climate strategy.

Availability of Governance Materials
You may access financial and other information on the investor section of our investor relations website, ir.united.com. Copies of these documents and other information are also available free of charge by sending a request to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606. Also available on our website or upon request, free of charge, are copies of the following documents:
•
Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

•
Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws;

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•
Committee Charters;

•
Corporate Governance Principles;

•
Climate Lobbying Report; and

•
Code of Ethics and Business Conduct, which apply to all directors, officers and employees.

To view the United Airlines, Inc. Lobbying and Political Activity Policy and our comprehensive index that maps our ESG disclosures across metrics outlined in the TCFD framework, please view our Corporate Responsibility Report at https://crreport.united.com/.
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Board and Corporate Governance Matters

Director Compensation
2021 Director Compensation
The following table represents the amount of director compensation in 2021 for each director who served during that year other than Messrs. Kirby and Munoz. The 2021 compensation for Mr. Kirby is shown in the 2021 Summary Compensation Table. Mr. Munoz, who served as Executive Chairman following his transition from the role of Chief Executive Officer in 2020, served on the Board until his retirement from the Board in May 2021. Mr. Munoz did not receive any compensation for his service as a director. Mr. Hamilton joined the Board in 2022. For purposes of the disclosure in this section, we refer to the non-employee directors elected by the holders of our Common Stock as “non-employee directors.”
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	All Other Compensation ($)(4)	Total ($)
Carolyn Corvi	145,000	170,871	1,487	317,358
Matthew Friend	9,008	—	106	9,114
Barney Harford	140,000	170,871	12,063	322,934
Michele J. Hooper	150,000	171,714	23,286	345,000
Walter Isaacson	145,000	171,714	4,089	320,803
Richard Johnson	—(5)	—(5)	25,043	25,043
James A. C. Kennedy	125,000	170,871	31,759	327,630
Edward M. Philip	166,030	381,029	39,084	586,143
Edward L. Shapiro	137,500	171,714	37,827	347,041
David J. Vitale	140,000	170,871	22,428	333,299
Laysha Ward	99,694	171,714	21,021	292,429
James M. Whitehurst	145,000	170,871	16,918	332,789
Former Directors who served as a Director in 2021
Todd M. Insler	—(5)	—(5)	4,286	4,286
Sito J. Pantoja	—(5)	—(5)	4,286	4,286

(1)
Messrs. Isaacson and Shapiro and Ms. Ward each elected to receive 100% of their 2021 Board and Committee retainer fees in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(2)
Ms. Hooper and Messrs. Isaacson, Philip, Shapiro and Ward each elected to defer 100% of their 2021 equity awards in deferred share units as described below under “—Director Compensation Deferral under the DEIP.”

(3)
The amount shown in this column represents the grant date fair value of 2,904 restricted share units granted to each of the non-employee directors on May 27, 2021 determined in accordance with FASB ACS Topic 718.

Upon settlement, the restricted share units generally are structured to be settled: (i) 50% in cash based on the average of the high and low sales prices of Common Stock on the vesting date and (ii) 50% in shares of Common Stock. For those directors who elected to defer their equity award, the full award is deferred into deferred share units as described below under “— Director Compensation Deferral under the DEIP.” With respect to the cash-settled portion of the restricted share unit award for those directors who have not elected a deferral, the grant date fair value was calculated by multiplying the
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number of cash-settled units by the average of the high and low trading prices per share of Common Stock on the date of grant ($58.55 per share on May 27, 2021). With respect to the share-settled portion of the restricted share unit award, the grant date fair value was calculated by multiplying the number of share-settled units by the closing price per share of Common Stock on the date of grant ($59.13 per share on May 27, 2021).
As of December 31, 2021, the aggregate number of share units outstanding (including, as applicable, deferred share units) for each individual who served as a non-employee director was: Mr. Corvi—2,904; Mr. Harford—2,904; Ms. Hooper—11,599; Mr. Isaacson—52,655; Mr. Kennedy—2,904; Mr. Philip—19,719; Mr. Shapiro—25,554; Mr. Vitale—9,932; Ms. Ward—4,958; and Mr. Whitehurst—22,847. Messrs. Friend, Johnson and Pantoja and Captain Insler did not hold any outstanding share units as of December 31, 2021.
(4)
All other compensation includes: (a) with respect to certain directors, matching contributions of up to $20,000 to nonprofit organization(s) to which the director made a contribution(s) (including contributions as follows: $20,000 for each of Ms. Hooper and Ms. Ward and Messrs. Johnson, Kennedy, Philip, Shapiro and Vitale), as discussed under the caption “— Charitable Contributions” below; (b) a tax reimbursement relating to flight benefits (which value is greater than the incremental cost to the Company of providing such benefits) for each director as follows: Ms. Corvi—$1,487; Mr. Friend—$106; Mr. Harford—$9,170; Ms. Hooper—$2,587; Mr. Isaacson—$4,089; Mr. Johnsen—$3,915; Mr. Kennedy—$8,982; Mr. Philip—$14,018; Mr. Shapiro—$13,716; Mr. Vitale—$1,824; Ms. Ward—$735; Mr. Whitehurst—$12,884; Captain Insler—$4,286; and Mr. Pantoja—$4,286; and (c) as required by SEC rules, the aggregate incremental cost to the Company of such director’s flight benefits.

(5)
Our directors who are employees of the Company or who are directors elected by a class of stock other than Common Stock do not receive any cash or equity compensation from the Company related to their service as directors. However, each of the ALPA director and the IAM director are entitled to receive certain travel benefits. See “—Travel Benefits” below and footnote 4 above. With respect to 2021, Mr. Johnsen, Captain Insler and Mr. Pantoja did not receive any director compensation other than the benefits set forth in the “All Other Compensation” column.

The Nominating/Governance Committee periodically reviews and makes recommendations to the Board regarding the form and amount of compensation of the Company’s non-employee directors. The Nominating/Governance Committee has not delegated any authority with respect to director compensation matters, and no executive officer plays a role in determining the amount of director compensation. The Compensation Committee’s independent compensation consultant, Exequity, has advised the Nominating/Governance Committee with respect to director compensation matters. These matters include, among other things, a review and market analysis of board of director pay and benefits and share ownership guidelines. The Company’s non-employee director compensation program was designed with reference to median director pay levels among the companies that comprise the Company’s benchmarking peer group. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Process and Oversight—Benchmarking” for a listing of the companies included in this group. Based on the annual review that was conducted in December 2020, no changes were made to non-employee director compensation levels for 2021, except for the compensation for the Chairman of the Board role that was approved in May 2021 as described below. The compensation for the non-employee directors was approved by the independent members of the Board upon recommendation of the Nominating/Governance Committee.
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Cash Retainers for Board and Committee Service
In 2021, the Company’s non-employee directors received the following cash retainers for Board and committee service:
•
an annual retainer of $100,000;

•
an additional annual retainer of $20,000 for the Chairperson of each of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $25,000 for the Chairperson of the Audit Committee; and

•
an additional annual retainer of $12,500 for each of the members (other than the Chairperson) of the Compensation, Executive, Finance, Nominating/Governance and Public Responsibility Committees and an additional annual retainer of $15,000 for each of the members (other than the Chairperson) of the Audit Committee.

Equity Compensation
To attract and retain the services of experienced and knowledgeable non-employee directors, the Company adopted the 2006 Director Equity Incentive Plan, as amended and restated on February 20, 2014 (the “DEIP”). Under the DEIP, non-employee directors may receive periodic awards, stock compensation and/or cash compensation. Periodic awards are equity-based awards, including options, restricted stock, stock appreciation rights and/or shares, that are granted to non-employee directors from time to time at the discretion of the Board.
Non-employee directors currently receive an annual equity award valued at $170,000, which is made in connection with the non-employee directors’ election to the Board at the annual stockholder meeting. The equity award size is calculated based on the average of the high and low sales prices of Common Stock on the date of grant. Each share unit represents the economic equivalent of one share of Common Stock and vests on the one-year anniversary of the date of grant. Upon settlement, the share units are designed to be settled: (i) 50% in cash based on the average of the high and low trading prices per share of Common Stock on the one-year anniversary date and (ii) 50% in shares of Common Stock. Any fractional units are settled in cash. Pursuant to the terms of the DEIP, a director may elect to receive the cash-settled portion of the award in shares and, if a director has elected to defer the annual equity award, the award is deferred into a share unit account under the DEIP.
Lead Director / Chairman of the Board
Prior to the 2021 Annual Meeting, Mr. Philip served as Lead Director. At the 2021 Annual Meeting, Mr. Philip was appointed by the Board, pursuant to a selection process conducted by the Nominating/Governance Committee, to serve as independent Chairman of the Board.
In addition to the cash and equity compensation described above, until May 2021, Mr. Philip received annual cash compensation for his service as Lead Director in the amount of $35,000, paid in four equal quarterly installments. In May 2021, following Mr. Philip’s appointment to the role of Chairman of the Board, the independent members of the Board approved compensation for the Chairman of the Board role in the form of an annual equity award in the amount of $225,000, with terms consistent with the annual equity grant to directors described above.
The equity award granted to Mr. Philip in May 2021 in connection with his appointment as Board Chairman was pro-rated based on remainder of calendar year 2021. However, on review in September 2021, the Nominating / Governance Committee recommended, and the independent directors approved a grant of an additional equity award so that, consistent with the annual equity awards provided as part of regular board service, the Board Chairman award is provided for a full year of service, which is also consistent with the vesting terms.
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The compensation provided for the Lead Director and Chairman of the Board roles was approved, in each case, based on a recommendation of the Nominating/Governance Committee following a review of market practices and discussion with Exequity.
Director Compensation Deferral under the DEIP
Under the DEIP, non-employee directors may defer the receipt of some or all of their cash compensation through credits to a share account established under the terms of the DEIP. Non-employee directors may also defer the receipt of shares that would otherwise be issued under an equity compensation award through credits to his or her share account. Unless otherwise specified by the director at the time of the deferral election, distribution from the share account will be made within 60 days following the date on which the non-employee director terminates his or her position as a director of the Company. Some of our directors also have deferrals in place with respect to compensation that was earned prior to the 2010 merger and these amounts have different distribution terms.
Stock Ownership Guidelines
The stock ownership guidelines that apply to our non-employee directors require our non-employee directors to hold shares of Common Stock or equity-based awards (including share units and restricted share units) with a fair market value equal to or exceeding five times the annual cash retainer paid to the non-employee directors. The guidelines provide for a transition period of five years for non-employee directors to achieve the ownership requirement. The Nominating/Governance Committee reviews equity ownership of the non-employee directors annually. Once a non-employee director is determined to be in compliance with the stock ownership guidelines, the non-employee director will be considered to be in compliance until such time as he or she sells or otherwise disposes of any of his or her Common Stock, at which time the Nominating/Governance Committee will re-evaluate the non-employee director’s compliance with the stock ownership guidelines.
As of March 31, 2022, all of the non-employee directors were in compliance with the stock ownership guidelines or were in the transition period (with respect to Mr. Friend and Ms.Ward).
Travel Benefits
We consider it important for our directors to understand our business and to have exposure to our operations and employees. For that reason, our directors receive flight benefits, including a travel card permitting positive space travel by the director, the director’s spouse or qualified domestic partner and certain other eligible travelers, and access to our United Club facilities. These benefits are taxable to the director, subject to the reimbursement of certain of such taxes by the Company. Over a decade ago, the Company eliminated tax indemnification for post-separation perquisites provided to non-employee directors who did not have an existing right to such benefits. The tax indemnification provided to the non-employee directors is subject to an annual limit. A non-employee director who retires from the Board with at least five consecutive years of service as a director will receive lifetime travel benefits, subject to certain exceptions. Mr. Pantoja previously was provided lifetime flight benefits subject to his achieving five years of consecutive service on the Board, which he satisfied prior to leaving the Board in 2021.
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Charitable Contributions
The Company provides a matching charitable contribution to qualifying nonprofit organizations to which a director makes a personal commitment in an aggregate amount of up to $20,000 per year. In the case of each of the ALPA director and the IAM director, the Company will provide matching charitable contributions of up to $20,000 per year in the aggregate to qualifying nonprofit organizations to which either the director or the director’s union contributes. During 2021, the Company also donated complimentary positive space air travel to qualified charitable organizations selected by the non-employee directors. In 2021, such directors were permitted to donate up to four round trip tickets to qualified charitable organizations.
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Securities Ownership

Certain Beneficial Owners
The following table shows the number of shares of our voting securities owned by any person or group known to us, as of April 6, 2022, to be the beneficial owner of more than 5% of any class of our voting securities.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership	Percent of Class(1)
The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	33,849,742	10.4%
PRIMECAP Management Company(3) 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105	Common Stock	25,375,838	7.8%
BlackRock, Inc.(4) 55 East 52nd Street New York, NY 10055	Common Stock	17,142,876	5.3%
United Airlines Pilots Master Executive Council, Air Line Pilots Association, International(5) 9550 West Higgins Road, Suite 1000 Rosemont, IL 60018	Class Pilot MEC Junior Preferred Stock	1	100%
International Association of Machinists and Aerospace Workers(5) District #141 900 Machinists Place Upper Marlboro, MD 20722	Class IAM Junior Preferred Stock	1	100%

(1)
For beneficial owners of Common Stock, percentages are calculated based upon 326,728,861 shares of Common Stock outstanding as of April 6, 2022.

(2)
Based solely on a Schedule 13G/A (Amendment No. 9) filed on February 10, 2022, in which The Vanguard Group, on behalf of itself and certain wholly-owned subsidiaries, reported shared voting power for 350,578 shares, sole dispositive power for 32,931,167 shares and shared dispositive power for 918,575 shares.

(3)
Based solely on a Schedule 13G/A (Amendment No. 8) filed on February 10, 2022, in which PRIMECAP Management Company reported sole voting power for 24,794,347 shares and sole dispositive power for 25,375,838 shares.

(4)
Based solely on a Schedule 13G/A (Amendment No. 1) filed on February 1, 2022, in which BlackRock, Inc., on behalf of itself and certain subsidiaries, reported sole voting power for 15,876,385 shares and sole dispositive power for 17,142,876 shares.

(5)
Shares of Class Pilot MEC and Class IAM stock elect one ALPA and IAM director, respectively, and have one vote on all matters submitted to the holders of Common Stock other than the election of directors.

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Directors and Executive Officers
The following table shows the number of shares of our Common Stock owned by our directors, director nominees, the named executive officers identified in this Proxy Statement and all our directors, director nominees and executive officers as a group as of April 6, 2022. The persons listed below have sole voting and investment power with respect to all shares of our Common Stock beneficially owned by them, except to the extent this power may be shared with a spouse, or as otherwise described in the footnotes following the table.
Name of Beneficial Owner	Amount and Nature of Ownership	Percent of Class
Directors
Carolyn Corvi	20,550(1)	*
Matthew Friend	704(2)	*
Michael Hamilton	1(3)	*
Barney Harford	110,342(1)	*
Michele J. Hooper	14,641(2)	*
Walter Isaacson	33,085(2)	*
Richard Johnsen	0	*
Scott Kirby (4)	573,217(5)	*
James A. C. Kennedy	14,596(1)	*
Edward M. Philip	20,546(2)(6)	*
Edward L. Shapiro	26,297(2)	*
David J. Vitale	24,334(1)	*
Laysha Ward	563(2)	*
James M. Whitehurst	27,917(1)(2)	*
Named Executive Officers
Brett Hart	118,581(7)	*
Gerald Laderman	103,447	*
Linda Jojo	75,770(8)	*
Andrew Nocella	53,058	*
Directors and Executive Officers as a Group (21 persons)	1,217,650	*

*
Less than 1% of outstanding shares.

(1)
Includes 1,452 shares representing the portion of the director’s 2021 equity award that will vest on May 27, 2022 and will be settled in Common Stock.

(2)
Includes shares units representing non-employee director compensation that the director elected to defer into a share account pursuant to the terms of the Company’s 2006 Director Equity Incentive Plan, as amended and restated (the “DEIP”), including the director’s 2021 equity award, as follows: Mr. Friend—689 share units; Ms. Hooper—11,599 share units; Mr. Isaacson—26,732 share units; Mr. Philip—19,719 share units; Mr. Shapiro—26,297; Ms. Ward—563 share units; and Mr. Whitehurst—13,758 share units. The share units will be settled in Common Stock within 60 days following the director’s separation from service on the Board. Deferred share units that will be settled more than 60 days following the director’s separation from service are not included.

(3)
Represents indirect holdings through the director’s 401(k) account.

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(4)
Mr. Kirby is also a named executive officer.

(5)
Includes 264,693 options to purchase shares of our Common Stock at $58.69 per share. Includes 5,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children and other relatives in which Mr. Kirby serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein. Also includes 8,000 shares of Common Stock held in a trust for the benefit of Mr. Kirby’s children in which Mr. Kirby’s brother serves as the trustee. Mr. Kirby disclaims beneficial ownership of these securities.

(6)
Includes shared voting and investment power for six shares of Common Stock.

(7)
Includes 14,347 options to purchase shares of our Common Stock at $77.56.

(8)
Includes 9,565 options to purchase shares of our Common Stock at $77.56.

2022 Proxy Statement	61

Securities Ownership

Equity Compensation Plan Information
The following table sets forth information as of December 31, 2021 regarding the number of shares of our Common Stock that may be issued under the Company’s equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders
Options	689,200	$82.12
Restricted Stock Units	4,423,189	—
Subtotal	5,112,389	$82.12 (1)	6,251,019 (2)
Equity compensation plans not approved by security holders	—	—	—
Total	5,112,389	$82.12 (1)	6,251,019 (2)

(1)
Weighted average exercise price excludes restricted stock units that convert to shares of Common Stock.

(2)
Includes 100,368 shares available under the DEIP and 6,150,651 shares available under the Company’s 2021 Incentive Compensation Plan.

Delinquent Section 16(a) Reports
To the best of our knowledge, based solely on our review of reports filed with the SEC by our directors, executive officers and beneficial owners of more than ten percent of our outstanding Common Stock, and a review of written certifications provided to the Company by our directors and executive officers, we believe that our directors and executive officers filed on a timely basis reports required by Section 16(a) of the Exchange Act during fiscal year 2021, except for two Form 4 filings for Kate Gebo, our Executive Vice President, Human Resources and Labor Relations, reporting two transactions in 2021 related to her indirect beneficial ownership of Common Stock and derivative securities by her spouse.
62	2022 Proxy Statement

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee appointed, and the Board has ratified the appointment of, Ernst & Young to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022, subject to ratification by the holders of common stock of the Company. The Board is presenting a resolution to our stockholders requesting ratification of Ernst & Young’s appointment as the Board and the Audit Committee believes that the continued retention of Ernst & Young for 2022 is in the best interest of the Company and its stockholders.
The Audit Committee is directly responsible for the appointment, compensation (including pre-approval of the audit fee), retention, termination, oversight and evaluation of the independent registered public accounting firm that audits our consolidated financial statements and internal controls over financial reporting. In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and its Chair participate in the process for the selection of Ernst & Young’s new lead engagement partner.
In making the determination to reappoint of Ernst & Young, the Audit Committee considered, among other factors, Ernst & Young’s performance as our independent registered public accounting firm since its retention in 2009, its independence with respect to the services to be performed and the quality and candor of Ernst & Young’s communications with the Audit Committee and management. Although ratification of the appointment of Ernst & Young is not required by law or our Amended and Restated Bylaws, we value the opinion of our stockholders on our independent auditors and, as a matter of good corporate governance, the Board is presenting the appointment to our stockholders for ratification. If ratification is withheld, the Audit Committee and the Board will reconsider its appointment. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Representatives from Ernst & Young are expected to attend the Annual Meeting to respond to appropriate questions and to make any statements as they may desire.
The Board and Audit Committee recommend you vote FOR Item 2
Vote Required
Approval of Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote.

2022 Proxy Statement	63

Audit Committee Matters

Audit Committee Report
To the Board of United Airlines Holdings, Inc.:
The Audit Committee is comprised of five non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board has determined that: (1) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act; (2) all current Audit Committee members are “independent” as that concept is defined in the applicable Nasdaq Listing Rules; (3) all current Audit Committee members are financially literate under the applicable Nasdaq Listing Rules; and (4) each of Mr. Friend, Ms. Hooper, Mr. Philip and Mr. Vitale qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act.
The Board appointed the undersigned directors as members of the Audit Committee and adopted a written charter setting forth the procedures and responsibilities of the Audit Committee. Each year, the Audit Committee reviews the adequacy of the charter and recommends any changes to the Board for approval.
During the last year, and earlier this year in preparation for the filing with the SEC of the 2021 Form 10-K, the Audit Committee, among other matters:
•
reviewed and discussed the audited financial statements included in the 2021 Form 10-K with management and the Company’s independent registered public accounting firm, referred to in this report as the “independent auditors;”

•
reviewed the overall scope and plan for the annual audit of the Company’s financial statements to be included in the 2021 Form 10-K and the results of the examinations by the Company’s independent auditors;

•
met with management periodically during the year to consider the adequacy of the Company’s internal control over financial reporting and the quality of its financial reporting and discussed these matters with the Company’s independent auditors and with appropriate Company financial personnel and internal auditors;

•
reviewed and discussed with the independent auditors: (1) their judgments as to the quality of the accounting principles applied in the Company’s financial reporting; (2) the critical audit matters (“CAMs”) addressed in the audit and the relevant financial statement accounts or disclosures that relate to each CAM; (3) the written disclosures and the letter received from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding the independent auditors’ communications with the Audit Committee concerning independence, and the independence of the independent auditors; and (4) the matters required to be discussed with the Audit Committee under the applicable requirements of the PCAOB and the SEC;

•
based on these reviews and discussions, as well as private discussions with the independent auditors and the Company’s internal auditors, recommended to the Board the inclusion of the audited financial statements of the Company and its subsidiaries in the 2021 Form 10-K; and

•
determined that the non-audit services provided to the Company by the independent auditors (discussed below under Proposal No. 2) are compatible with maintaining the independence of the independent auditors.

The Audit Committee’s pre-approval policies and procedures are discussed below under Item 2.
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Audit Committee Matters
Notwithstanding the foregoing actions and the responsibilities set forth in the Audit Committee charter, the charter clarifies that the Audit Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditors’ report. The functions of the Audit Committee are not intended to duplicate or substitute for the activities of management and the independent auditors, and the Audit Committee members cannot provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certifications as to the work of the independent auditors. Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The independent auditors are responsible for expressing an opinion on those financial statements. Audit Committee members are not employees of the Company and are not acting as professional accountants or auditors on behalf of the Company. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on the Company’s financial statements.
The Audit Committee meets periodically with management and the independent and internal auditors, including private discussions with the independent auditors and the Company’s internal auditors, and receives the communications described above. The Audit Committee has also established procedures for: (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, auditing or internal accounting control matters; and (2) the confidential, anonymous submission by the Company’s employees of concerns regarding questionable accounting or auditing matters. However, this oversight does not provide the Audit Committee with an independent basis to determine that management has maintained: (i) appropriate accounting and financial reporting principles or policies; or (ii) appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States.
The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Respectfully submitted,
Audit Committee
Michele J. Hooper, Chair
Matthew Friend
Barney Harford
Edward M. Philip
David J. Vitale
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Audit Committee Matters

Audit Committee Pre-Approval Policy and Procedures
The Audit Committee has adopted a policy on pre-approval of services of the Company’s independent registered public accounting firm. The policy provides that the Audit Committee shall pre-approve all audit and non-audit services to be provided to the Company and its subsidiaries and affiliates by its independent auditors. The process by which this is carried out is as follows:
For recurring services, the Audit Committee reviews and pre-approves the independent registered public accounting firm’s annual audit services in conjunction with the annual appointment of the outside auditors. The reviewed materials include a description of the services along with related fees. The Audit Committee also reviews and pre-approves other classes of recurring services along with fee thresholds for pre-approved services. In the event that the additional services are required prior to the next scheduled Audit Committee meeting, pre-approvals of additional services follow the process described below.
Any requests for audit, audit-related, tax and other services not contemplated with the recurring services approval described above must be submitted to the Audit Committee for specific pre-approval and services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings. However, the authority to grant specific pre-approval between meetings, as necessary, has been delegated to the chair of the Audit Committee. The chair must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific pre-approval.
On a periodic basis, the Audit Committee reviews the status of services and fees incurred year-to-date and a list of newly pre-approved services since its last regularly scheduled meeting. The Audit Committee has considered whether the 2021 and 2020 non-audit services provided by Ernst & Young LLP are compatible with maintaining auditor independence and concluded that such services were compatible with maintaining Ernst & Young LLP’s independence.
All of the services in 2021 and 2020 under the Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees categories below have been approved by the Audit Committee pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X of the Exchange Act.
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Audit Committee Matters

Independent Registered Public Accounting Firm Fees
The aggregate fees billed for professional services rendered by the Company’s independent auditors in 2021 and 2020 are as follows (in thousands):
Service	2021	2020
Audit Fees	$4,477	$6,000
Audit-Related Fees	—	302
Tax Fees	37	170
All Other Fees	—	—
Total	$4,514	$6,472
Audit Fees
For 2021 and 2020, audit fees consist primarily of the audit and quarterly reviews of the consolidated financial statements and the audit of the effectiveness of internal control over financial reporting of the Company and its wholly-owned subsidiaries. Audit fees also include the audit of the consolidated financial statements of United Airlines, Inc., attestation services required by statute or regulation, comfort letters, consents, assistance with and review of documents filed with the SEC, and accounting and financial reporting consultations and research work necessary to comply with generally accepted auditing standards.
Audit-Related Fees
For 2020, fees for audit-related services primarily consisted of audits and/or agreed upon audit procedures related to prior years’ audits of subsidiaries of the Company.
Tax Fees
Tax fees for 2021 and 2020 relate to professional services provided for research and consultations regarding tax accounting and tax compliance matters and review of U.S. and international tax impacts of certain transactions, exclusive of tax services rendered in connection with the audit.
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Item 3—Advisory Vote to Approve Executive Compensation
Item 3—Advisory Vote to Approve Executive Compensation
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC and consistent with the views expressed by stockholders at our 2017 Annual Meeting of Stockholders, the Board has determined to seek an annual non-binding advisory vote from our stockholders to approve the compensation of our NEOs as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures of the Proxy Statement. Accordingly, the Board is presenting the following resolution to our stockholders recommending approval, on a nonbinding advisory basis, the compensation paid to our NEOs:
“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures, each as set forth in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders) is hereby APPROVED on an advisory basis.”
The Say-on-Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in the Proxy Statement. As an advisory vote, the approval or disapproval of the Say-on-Pay resolution by stockholders will not require management, the Compensation Committee or the Board to take any action regarding our executive compensation practices and will not be construed as overruling any decision by management, the Compensation Committee or the Board. However, consistent with our record of responsiveness to stockholders, the Compensation Committee and the Board will carefully consider the outcome of the advisory vote on executive compensation and the feedback that we receive from stockholders during our stockholder engagement process when considering future decisions concerning our executive compensation program. In the past, we have made changes to our executive compensation programs in response to stockholder feedback. We currently hold our advisory vote on executive compensation annually and the next advisory vote on executive compensation is expected to occur at our next annual meeting of stockholders.
The Board recommends you vote FOR Item 3
Vote Required
Approval of Item 3—Advisory Vote to Approve Executive Compensation requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes have no effect on the advisory vote to approve executive compensation.

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Executive Compensation
Executive Compensation

Compensation Discussion and Analysis
Introduction
Named Executive Officers.   This Compensation Discussion and Analysis or “CD&A” describes the Company’s 2021 executive compensation program and decisions that were made by the Compensation Committee (referred to as the “Committee” throughout this Executive Compensation section of the Proxy Statement) with respect to the named executive officers or “NEOs” whose 2021 compensation information is detailed in this Proxy Statement. Our 2021 named executive officers are:
Scott Kirby	Chief Executive Officer
Brett Hart	President
Gerald Laderman	Executive Vice President and Chief Financial Officer
Linda Jojo	Executive Vice President, Technology and Chief Digital Officer
Andrew Nocella	Executive Vice President and Chief Commercial Officer
2021 Executive Compensation Program.   In 2021, our United team started the year with continued awareness of the scale of the COVID-19 pandemic and its impacts but also with determination and focus on a “return to new” and a re-design of our business to make the United brand the preferred choice for airline travel while restoring our balance sheet and implementing smart changes to our cost structure. Our United Next strategy announced in June 2021 is the result of this determination and focus.
In February 2021, given the challenging business conditions and the compensation limits required by the Coronavirus, Aid, Relief, and Economic Security Act (“CARES Act”), the Committee focused on providing an executive compensation program designed to achieve the objectives of both our business and our compensation philosophy with an emphasis on executive leadership retention. Our core executive compensation philosophy remains unchanged and is based on the following foundations:
•
aligning the interests of our stockholders and executives;

•
linking executive pay to performance; and

•
attracting, retaining and appropriately rewarding our executives in line with market practices.

Our 2021 executive compensation program (the “2021 Program”) was centered around a new one-year Recovery Performance Program designed to reward our management team for its execution of the priorities that would prepare and equip the Company for recovery from the impact of the COVID-19 pandemic on the airline industry and future success. The Recovery Performance Program was implemented through a performance-based restricted stock unit (“Performance-Based RSU”) award settled in Company common stock. The performance measures were designed to focus management on the factors that, if successful, we believe will lead to higher revenues and lower CASM-ex1, which will result in higher profit margin and earnings. We believe that increasing the Company’s profit margin and earnings is the best way to drive sustainable increases in our stock price.

1
CASM-ex is our cost per available seat miles (or capacity) excluding fuel and third-party cost of sales. As capacity declines, CASM-ex increases as many costs are fixed or only partly variable.

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Executive Compensation
The performance measures under the 2021 Recovery Performance Program included a customer metric based on our Net Promoter Score (“NPS”) results, which provides continued focus on taking care of our customers, and financial metrics based on both structural cost reductions, which was to align management incentives to our commitments to our stockholders to achieving earnings growth in 2023 and beyond, and our adjusted core cash burn, which was to measure the effectiveness of the Company’s management of resources through the recovery. In addition, the equity structure of the one-year Recovery Performance Program conserved cash during a period of continued business instability related to the pandemic while also providing enhanced alignment with the interests of our stockholders, as compared to the cash structure of our typical annual incentive program design.
Our 2021 Program also was designed to comply with the compensation limits required by the CARES Act. Our Payroll Support Program and loan agreement (the “CARES Act Agreements”) entered into with the United States Treasury Department (“U.S. Treasury”) under the CARES Act limit the total compensation that the Company can provide to any employee whose 2019 total compensation exceeded $425,000, including each of our NEOs. Under the restrictions applicable to employees who received compensation in excess of $3 million in 2019, the Company may not provide to any of our NEOs, during any 12 consecutive months, total compensation in excess of the sum of (i) $3 million plus (ii) 50% of the excess over $3 million of total compensation received by such NEO in calendar year 2019. These limits represent a significant reduction to the intended competitive levels of total target compensation, representing percentage reductions to our NEO 2021 target compensation as compared to the intended target compensation as follows: Mr. Kirby—(-28%); Mr. Hart—(-57%); Mr. Laderman—(-25%); Ms. Jojo—(-23%); and Mr. Nocella—(-30%). See “2021 Executive Compensation Program—NEO Target Compensation” for detailed information regarding 2021 target compensation levels and reductions. Although CARES Act support was critical to airline survival in the face of the COVID-19 pandemic, these compensation limits challenge the Company’s objective of retaining top leaders, including the NEOs, since these limits restrict total compensation to amounts that are below 2019 levels, do not contemplate compensation increases for promotions and increased responsibility, may not reflect the competitive market (particularly with respect to peer companies not subject to these limits), and apply during a period in which the pandemic has created significant adversity for the airline industry.
Because an element of our compensation philosophy is a focus on attracting, retaining and appropriately rewarding our executives in line with market practices, the Committee set priorities in determining how to reduce compensation to comply with the CARES Act Agreements. The Committee prioritized the delivery of base salary and short-term incentives and implemented reductions to the 2021 long-term incentive (“LTI”) awards. This priority was set in consideration of no payment of 2020 annual incentives and significant 2020 base pay reductions, including the waiver of 100% of base salary for the majority of 2020 by Scott Kirby, our CEO, and Brett Hart, our President. The 2021 base salaries and target compensation levels for our NEOs were not increased from 2020 levels, other than lifting the suspension of a base salary increase for Mr. Nocella that was approved in 2020 but not implemented because of the Company’s responses to the COVID-19 pandemic. In order to implement the required compensation limits, the Committee reduced each of the NEOs target LTI awards and, when necessary, as for example for Mr. Hart, further reductions were made from the Recovery Performance Program Performance-Based RSU awards.
The portion of the 2021 LTI opportunity that was not limited by the CARES Act Agreements was granted in the form of time-vested and stock-settled RSUs in recognition of the required reduction to the target LTI award level and to provide stability and retentive features to the portion of the LTI award that was granted. In light of the continued uncertainty in the business environment related to the unpredictability of the COVID-19 pandemic, the Committee also recognized the difficulty in selecting appropriate long-term performance metrics and establishing related long-term performance goals in a way that would provide meaningful incentives to drive performance.
At the time the 2021 compensation design was approved in February 2021, the length of the compensation restrictions under the CARES Act Agreements potentially would have extended for more than five years, creating enhanced retention challenges associated with a potential inability to grant target levels of compensation over multiple years. In furtherance of one of our main objectives during the pandemic, retention of the leadership team necessary to help the Company navigate through the worst crisis in the history of the aviation industry, the
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Executive Compensation
Committee also approved long-term contingent cash awards (“LT Cash Awards”) in recognition of the Company’s need to reward and retain its management team as it continued to navigate the Company’s response to the COVID-19 pandemic. The LT Cash Awards granted to the NEOs have a contingent payment opportunity equal to three times the executive’s base salary level and are payable contingent on the executive’s continued employment with the Company through the later of (i) three years from the date of the award or (ii) the end of the CARES Act restricted period.
Preview of 2022 Executive Compensation Program.   Our incentive compensation design for 2022 is previewed at the end of this CD&A. There were no salary or target compensation increases for any of the NEOs for 2022. Our 2022 program reflects focus on the performance criteria that management and the Committee believe are critical drivers of the Company’s future success as it moves forward with implementation of our United Next strategy. The structure of the 2022 compensation design returns to features that are more aligned with our pre-pandemic compensation structure and reflects our implementation of stockholder feedback that we received in 2021. Specifically, the 2022 compensation program returns to including a long-term performance-based equity award as a key element of the incentive design and the time-vested equity awards return to our historic three-year vesting cycle that applied in years prior to 2021.
The performance measures in the 2022 program are designed to (i) continue the progress that we have made improving the brand at United and (ii) prepare the Company for the significant growth ahead as we implement our United Next strategy. We believe that successful execution of these objectives will lead to revenue gains and improvement in our cost structure relative to our airline peers. The 2022 program includes a short-term cash incentive with opportunities equally divided across performance measures based on (1) execution of our United Next strategy; (2) Net Promoter Score or NPS; (3) CASM-ex ; and (4) key operational metrics. The 2022 program also includes a performance-based LTI award with performance measures based on environmental sustainability; diversity, equity and inclusion (“DEI”); CASM-ex; and United Next metrics linked to aircraft utilization and availability to service. We believe that our 2022 program responds to concerns that we heard from stockholders and continues our efforts to promote our business objectives and compensation philosophy, while also being designed to comply with the compensation limits of our CARES Act Agreements.
Selected 2021 Company and Compensation Program Highlights.   Below are selected 2021 Company highlights related to our compensation programs and our responses to the coronavirus. For information related to other 2021 Company highlights, including information related to corporate governance, environmental sustainability and social responsibility, see “2021 Company Highlights” in the introduction to this Proxy Statement. The metrics selected for our compensation program are designed to achieve the objectives of both our business and our compensation philosophy by linking executive pay to achievement of our commitments to our customers and stockholders.
•
Customer Satisfaction.

Net Promoter Score.   The Company is intent on transforming the United brand into the preferred choice for airline travel. In 2021, the Company set a new NPS record, despite a sharp spike in COVID-19 pandemic cases caused by the Omicron variant. In designing the 2021 Program, the Committee included a focus on NPS results in the short-term Performance-Based RSU awards, which measured NPS performance based on survey results. The NPS metric represented 40% of the target opportunity under the 2021 short-term Performance-Based RSU awards. The Company set a new NPS record in 2021 and achieved 2021 NPS performance between the target and stretch level goals, resulting in achievement of the 2021 NPS goal at 172% of the target level.
•
Financial Performance.

Structural Cost Reductions.    The structural cost reductions metric was designed to focus and reward management for identifying and beginning to execute on concrete actions toward the
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Executive Compensation
Company’s commitment to delivering $2 billion in structural cost reductions in order to support achieving EBITDA margin growth in 2023 and beyond. The structural cost reduction metric represented 30% of the target opportunity under the 2021 short-term Performance-Based RSU awards. The goals with respect to this metric required identification and beginning implementation of the following levels of structural cost reductions: entry—$1.6 billion; target—$2.0 billion; and stretch—$2.2 billion. The structural cost reductions identified under this metric were in excess of the stretch level goal, resulting in achievement of the 2021 structural cost reduction goal at 200% of the target level.
Adjusted Core Cash Burn.   The average adjusted core cash burn metric goals were established with reference to the average of the second through fourth quarters of 2020 (which was $(27) million / day) and was considered to be the best measure of our management of resources through the recovery. The adjusted core cash burn metric represented 30% of the target opportunity under the 2021 short-term Performance-Based RSU awards. The 2021 goals with respect to this metric were: entry—$(22) million / day; target—$(18-$13) million / day; and stretch—$(8) million / day. The final average adjusted core cash burn was $(5) million / day, resulting in achievement of the 2021 adjusted core cash burn goal above the stretch level (200% of target level).
The Company’s overall performance achieved under the 2021 Recovery Performance Program was 188.8% of the target level and the short-term Performance-Based RSUs were settled in stock in the first quarter of 2022.
Pre-Tax Margin.   Our long-term incentive compensation program awards for the 2019-2021 performance period included Performance-Based RSU awards that measured and rewarded performance based on our progress toward closing the pre-tax margin gap versus our industry peers (American, Delta, Southwest, JetBlue and Alaska). For the 2019-2021 performance period, our relative adjusted pre-tax margin improvement (as compared to 2018) exceeded the industry peer group average by 153 basis points representing performance above the stretch level goal (200% of target) and the 2019 Performance-Based RSU awards were settled in stock in the first quarter of 2022. The 2019 awards were the first year that the Performance-Based RSUs were stock-settled, providing closer alignment with stockholder interests compared to prior cash-settled awards.
•
United Next.   In the summer of 2021, we announced our United Next plan to retrofit 100% of the mainline, narrowbody fleet to transform the customer experience and create a new signature interior with features our customers want when they travel. In addition to the upgrade of our existing aircraft, our United Next strategy is reflected in our purchase of 270 new Boeing and Airbus aircraft—the largest combined order in our history and the biggest order by an individual carrier in the last decade. Our United Next strategy provides the foundation for our 2022 incentive program design and reflects our commitments to improve the customer travel experience, provide enhanced travel opportunities for the communities we serve, and develop quality career opportunities for our employees.

•
Alignment with Stockholders.   Our 2021 Recovery Performance Program short-term incentive included performance goals designed to reward management for performance related to financial metrics linked to the Company’s commitments to our stockholders, including structural cost reductions and adjusted core cash burn. The 2021 performance measures were designed to focus management on the factors that, if successful, we believe will lead to higher revenues and lower CASM-ex which will result in higher profit margin and earnings. We believe that increasing the Company’s profit margin and earnings is the best way to drive sustainable increases in our stock price. In addition, both the 2021 short-term and long-term incentives were structured as equity awards settled in shares of Company common stock. Further, metrics under our outstanding 2020 LTI awards are designed to drive performance based on pre-tax margin and relative NPS results.

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Executive Compensation
•
Stock Ownership Guidelines.   Our stock ownership guidelines also are designed to align the interests of our stockholders and executives. The stock ownership levels applicable to our NEOs are as follows: CEO—6x base salary; President—4x base salary; and EVPs—3x base salary. As of March 31, 2022, each of our NEOs was in compliance with the Company’s stock ownership guidelines.

•
Environmental, Social and Governance (“ESG”) Matters.   We embrace the leadership role we have through the United brand to do our part to do good in the world, including support for the goals of the Paris Agreement on climate and decarbonization of the airline industry by 2050; support of DEI, both in the United workplace and throughout the communities that we serve; and our foundational commitment to care for our customers so that United is the preferred choice for air travel. We believe United is stronger because of these commitments to our customers, employees and communities and that the Company and its stockholders benefit in valuable ways through this multi-stakeholder capitalism. The Company recognizes that stockholders have become increasingly focused on a broad array of topics beyond financial performance. For 2022, the Committee included action items toward sustainability and DEI initiatives as performance measures under the 2022 LTI design.

See “2021 Company Highlights” at the beginning of this Proxy Statement for other key 2021 actions and initiatives.
Say-on-Pay Vote and Stockholder Engagement
A key objective of our executive compensation philosophy and our compensation programs is linking the interests of our executives with the interests of our stockholders, and we place emphasis on maintaining executive compensation programs that address the concerns of our stockholders. Our “say-on-pay” proposals in the prior five-year period received the following levels of stockholder approval:
Annual Meeting Year	Stockholder Approval %
2021	82
2020	96
2019	96
2018	97
2017	96
We recognize that support for our compensation program declined in 2021. We have engaged, including with participation by the Chairman of the Compensation Committee, with our stockholders on a number of topics over the past year. Some of the feedback that we received from stockholders last year was related to features of our 2021 compensation design, which we previewed in our proxy statement last year and are the primary focus of the compensation disclosures in this Proxy Statement. That stockholder feedback included concerns related to the absence of a performance-based award in our 2021 LTI and the shortened vesting period of our 2021 time-vested RSU awards. Stockholders also have expressed concerns related to climate change and are focused on the Company’s commitments to the climate goals set forth in the Paris Agreement. In response to that feedback and based on the philosophy and objectives of our executive compensation program, we made certain changes to the 2022 executive compensation program design to return to our more typical compensation structure and that 2022 design is previewed in this Proxy Statement. Our responses and changes are primarily focused in our 2022 LTI structure, including the return of long-term Performance-Based RSUs, return to a three-year vesting schedule for our time-vested RSUs, and the addition of sustainability and DEI metrics in our LTI structure. We also continue to include metrics that align performance incentives with our commitments to our stockholders, including CASM-ex, NPS, operational, and United Next metrics, which focus performance on execution of the Company’s strategy for our long-term future. See “Preview of 2022 Executive Compensation Program.”
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Executive Compensation
The Committee will continue to consider emerging compensation practices and stockholder feedback, including say-on-pay voting results, as part of its decision-making process. The Committee’s executive compensation decisions also have been influenced by the coronavirus pandemic and the drastic impact on the airline industry and the compensation limits required under the CARES Act Agreements.
Executive Compensation Philosophy
Our core executive compensation philosophy continues to be based on achieving the following objectives:
•
aligning the interests of our stockholders and executives;

•
linking executive pay to performance; and

•
attracting, retaining and appropriately rewarding our executives in line with market practices.

The Company’s 2021 incentive compensation design also was regulated by requirements of our CARES Act Agreements and the Committee’s design choices were made so that the Company’s compensation programs comply with the CARES Act Agreements while also furthering the objectives of our compensation philosophy.
Aligning the interests of our stockholders and executives.   The 2021 Program was designed to be aligned with the interests of our stockholders by linking executive pay to performance measures that are key to achievement of our commitments to our customers and stockholders. The 2021 performance measures were designed to focus management on the factors that, if successful, will lead to higher revenues and lower CASM-ex which we anticipate will result in higher profit margin and earnings. We believe that increasing the Company’s profit margin and earnings is the best way to drive sustainable increases in our stock price. Both our 2021 short-term and long-term incentive awards are structured as stock-settled awards and provide a direct link to the Company’s common stock price. All of the Company’s equity LTI awards granted since 2019 are stock-settled as opposed to cash-settled awards. We also maintain robust stock ownership requirements for our NEOs based on a multiple of base salary ranging from 6x for the CEO, 4x for the President, and 3x for EVPs, which is designed to further align the financial interests of our executives with our stockholders.
Linking executive pay to performance.   Our 2021 Program was designed to link executive pay to short-term performance goals based on financial and customer satisfaction metrics that were deemed critical to the Company’s success at it emerges from the worst crisis in the history of the aviation industry. The performance measures under the 2021 short-term Recovery Performance Program award included a customer metric based on our NPS results (40% of the total target opportunity), which provides continued focus on taking care of our customers, and financial metrics based on both structural cost reductions (30% of the total target opportunity), which was to align management incentives to our commitments to our stockholders to achieving earnings growth in 2023 and beyond, and our adjusted core cash burn (30% of the total target opportunity), which was to measure the effectiveness of the Company’s management of resources through the recovery. In addition, metrics under our outstanding LTI awards for the 2020-2022 performance period are designed to drive performance based on pre-tax margin and relative NPS results.
On reflection, management and the Committee are extremely pleased with the effectiveness of the 2021 performance metrics to successfully drive performance toward the Company’s goals throughout the year. These customer and financial metrics provided management employees across all levels with meaningful line of sight through which to see the connection between their individual efforts and goals, the Company’s performance, and the incentive compensation opportunities. Based on the success of the performance design under the 2021 Program, the performance metrics under the 2022 executive compensation program also were selected to provide meaningful line of sight across the management team so that each member sees a role for herself or himself to support the Company’s performance objectives. See “—Preview of 2022 Executive Compensation Program.”
Attracting, retaining and appropriately rewarding our management in line with market practices.   We seek to attract world-class executives and to retain our existing executives by setting our compensation and benefits
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at competitive levels relative to companies of similar size, scope and complexity. Because we believe that our management team has skills that are transferrable across industries, and because we recruit for talent both within the airline industry and from a broad spectrum of leading businesses, we compare the overall compensation levels of our officers with the compensation provided to officers of a benchmarking peer group. Compensation decisions are also considered and balanced in light of responsibility levels and value added to the organization. See “—Compensation Process and Oversight—Benchmarking” below for further discussion of factors, in addition to benchmarking results, that the Committee uses to set total compensation for our executives.
Although benchmarking and other factors are important considerations in the Committee’s compensation decisions, the CARES Act Agreements currently prohibit the Company from providing our executives the full value of the intended competitive levels of target compensation. These compensation limits as well as the continued uncertainty of the business environment create enhanced retention risks related to our management team, which also experienced significant reductions to 2020 compensation levels as a result of the pandemic. With this background, the Committee is committed to designing and implementing compensation programs that promote the Company’s executive compensation philosophy, including to attract, motivate and retain the Company’s leadership team, while ensuring compliance with the compensation limits under the CARES Act Agreements. See “—CARES Act Compensation Limits” below for further information related to the requirements of the CARES Act Agreements.
CARES Act Compensation Limits
The CARES Act Agreements limit the total compensation that the Company can provide to any employee whose 2019 total compensation exceeded $425,000, including each of our NEOs. Under the restrictions applicable to employees who received compensation in excess of $3 million in 2019, the Company may not provide to any of our NEOs, during any 12 consecutive months, total compensation in excess of the sum of (i) $3 million plus (ii) 50% of the excess over $3 million of total compensation received by such NEO in calendar year 2019. The Company is subject to these compensation restrictions until April 1, 2023. The Committee’s 2021 incentive compensation design choices were made so that our compensation programs comply with the CARES Act Agreements’ compensation limits while also furthering the objectives of our compensation philosophy described above. The 2021 compensation program was designed to support the Company’s responses to the COVID-19 pandemic while also addressing retention risks related to the compensation limits.
The compensation limits under our CARES Act Agreements measure total compensation in the manner used to measure compensation in the summary compensation table of the Proxy Statement, and compensation is measured on a rolling 12-month basis. The Company has established procedures to monitor compensation for employees subject to the compensation limits and to comply with the CARES Act Agreements. The Company reports its compliance to U.S. Treasury on a quarterly basis.
To comply with the compensation limits during 2021, the Committee utilized a compensation reduction methodology that prioritized base salary and that implemented the required compensation reductions first from the long-term equity awards and, when necessary, the additional amounts were deducted from the 2021 Recovery Performance Program Performance-Based RSUs. See “—2021 Executive Compensation Program—NEO Target Compensation—CARES Act Agreement LTI Reductions” for a summary of the 2021 LTI reductions applicable to our NEOs under the CARES Act Agreements.
Executive Compensation Governance Practices
Our executive compensation policies and practices include the following features, which we believe illustrate our commitment to our compensation obligations under the CARES Act Agreements, corporate governance “best practices,” and the core features of our compensation philosophy, including the focus on aligning executive pay to performance.
•
Link pay to performance with multiple performance metrics aimed at stockholder value.   We utilize multiple performance metrics to motivate and reward achievements that we believe are

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complementary of one another and are designed to contribute to the long-term success of the Company and creation of stockholder value. During 2021, the NEOs held outstanding awards with performance metrics linked to NPS (absolute and relative), pre-tax margin (absolute and relative), structural cost reductions, and adjusted core cash burn.
•
Pay is targeted with reference to peer group median levels.   The benchmarking review compares NEOs’ pay against publicly disclosed pay data from the peers on a size-adjusted basis and also references the raw median pay levels. The Committee balances the benchmarking results with additional factors, such as experience, knowledge, skills and capabilities, long-term leadership potential, performance and contributions to the Company, overall scope of responsibilities, historic pay levels, and consideration for internal pay parity.

•
Balanced peer group companies.   For 2021 compensation decisions, the Committee retained the same peer group used for compensation benchmarking in the prior year. Our peer group was carefully selected to include well-run companies in general industry, with a primary focus on airlines, customer service-oriented companies in the travel industry, aerospace and transportation companies; companies of similar revenue size (i.e., 0.5-2.0 times the Company’s 2019 revenue used for the December 2020 benchmarking review); and the largest U.S.-based airlines (regardless of revenue range). We have maintained these same standards for our peer group since 2011. In addition, we consider the compensation practices at our primary airline competitors (American, Delta and Southwest), which companies are included in our benchmarking peer group. See “Compensation Process and Oversight—Benchmarking.”

•
Robust stock ownership requirements.   The Company maintains stock ownership guidelines for our NEOs based on a multiple of base salary ranging from 6x for the CEO, 4x for the President and 3x for EVPs. As of March 31, 2022, each of our NEOs was in compliance with the ownership guidelines. See “—Other Compensation Components and Matters—Stock Ownership Guidelines.”

•
Prohibition on pledging and hedging.   We maintain a securities trading policy, which prohibits pledging and hedging Company securities by our officers and directors. See “Board and Corporate Governance Matters—Prohibition on Hedging and Pledging” for additional information on this policy. Our securities trading policy also provides for trading blackout periods and requires officers to pre-clear trades in Company securities with our Corporate Secretary’s Office.

•
“Claw-back” provisions.   We have a claw-back policy that provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that the executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs are covered by the claw-back policy, which has a three-year look back period from the time of a triggering event. In addition, our stockholder approved incentive program includes claw-back provisions. See “Other Compensation Components and Matters—“Claw-back.”

•
Risk mitigation.   Our executive pay programs have been designed to discourage excessive risk-taking by our executives. On an annual basis, the Committee considers the design of our compensation programs and factors that reduce the risk to the Company and discourage excessive risk-taking by program participants. The Committee reviewed the Company’s compensation and benefits programs in 2021 and concluded that the programs did not create risks that are reasonably likely to have a material adverse effect on the Company.

•
Standardized severance policies.   We maintain standardized severance benefits for our officers. These benefits are set forth in severance plans applicable by officer level. We believe that our

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severance benefits are in line with market practices and provide appropriate levels of separation compensation and are an important component of our compensation packages in terms of attracting and retaining top caliber talent and in defining terms and conditions of executive separation events.
•
Annual say-on-pay vote.   We have adopted an annual policy for our say-on-pay vote as recommended by our stockholders at our 2017 annual meeting.

•
Communication with investors.   We communicate with the investment community regarding our long-term strategy and relative to our operating, financial and customer satisfaction goals. Management and the Board strive to provide our investors with relevant and reliable information to provide transparency regarding our projections. During 2021, the Company engaged with stockholders on a number of ESG matters, including discussions related to sustainability, political spending and lobbying. We have engaged with our stockholders, including with participation by the Chairman of the Compensation Committee, on a number of topics over the past year. Stockholders provided feedback on our compensation program and the Company has implemented design changes in our 2022 compensation program in response to those concerns. See “—Say-on-Pay Vote and Stockholder Engagement” above.

•
“Double-trigger” on change in control vesting.   Our LTI awards have “double-trigger” accelerated vesting provisions in connection with a change in control transaction. A “double-trigger” means that acceleration of vesting requires two events: first, a change in control; and second, a qualifying termination of employment, such as an involuntary termination without “cause.”

•
No excise tax gross-ups.   Company policy prohibits excise tax indemnity for pay related to change in control transactions.

•
Independent Compensation Committee.   The Committee is comprised solely of independent directors and considers and approves all compensation for our Section 16 reporting officers.

•
Independent Compensation Consultant.   The Committee has retained an independent compensation consultant, who provides services directly to the Committee, and has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy,” compliance with which is regularly monitored by the Committee.

Linking Pay to Performance
The charts below show the allocation of 2021 targeted pay across base salary, short-term incentive, and LTI for our CEO, individually, and each of our other NEOs, averaged on a combined basis. Because the charts illustrate targeted pay, they include the portion of 2021 targeted pay that was not received due to compensation limits under the CARES Act Agreements.
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The CEO-Target Compensation chart above is based on Mr. Kirby’s 2021 target compensation and the Other NEOs-Target Compensation chart above is based on the average 2021 target compensation of our remaining NEOs. In each case, the target compensation is calculated based on our 2021 Program design as approved by the Committee in February 2021 and without reflecting the reductions required by the CARES Act compensation limits. The target compensation levels do not include the LT Cash Awards granted to retain our NEOs that are payable on the later of three years following the date of grant or the end of the CARES Act restricted period.
•
Our NEOs 2021 target compensation levels are significantly impacted by the compensation limits of the CARES Act Agreements.   Employees who are subject to compensation limits under the CARES Act Agreements are each uniquely impacted depending on both their 2019 total compensation and their 2021 target compensation level. With respect to our NEOs, the following amounts were reduced from the 2021 LTI awards to comply with the compensation limits under the CARES Act Agreements: Scott Kirby—$3,769,852; Brett Hart—$4,556,520; Gerald Laderman—$1,053,452; Linda Jojo—$928,249; and Andrew Nocella—$1,194,426. See “—2021 Executive Compensation Program—NEO Target Compensation—CARES Act Agreement LTI Reductions” below for more information regarding the 2021 compensation reductions.

•
The short-term Recovery Performance Program awards were structured as Performance-Based RSUs and rewarded performance linked to the metrics that the Committee believed to be critical to the Company’s path forward beyond the pandemic.   These performance metrics included NPS results, structural cost reductions, and adjusted core cash burn.

•
The 2021 target LTI continues to represent the single largest component of our NEOs’ 2021 target compensation, representing approximately 74% of the 2021 target compensation for Mr. Kirby and an average of approximately 67% of 2021 target compensation for our other NEOs. These percentage opportunities are unchanged from 2020 levels, however, the actual 2021 LTI awards were reduced to comply with the CARES Act Agreements.

•
All of the 2021 short-term incentive awards and LTI awards are structured to be settled in stock.   This design further links executives’ pay with stockholder financial interests.

•
The short-term Performance-Based RSU awards are designed to motivate and reward performance based on financial (structural cost reductions and adjusted core cash burn) and customer satisfaction (NPS) results. These equity awards place a significant portion of 2021 compensation at-risk as the value of the awards fluctuates based on the Company’s stock price performance and also depends on the Company’s performance against the pre-established performance goals.

•
The 2021 LTI awards were granted only in the form of time-vested RSUs in recognition of the required reduction to the target LTI award level to comply with CARES Act Agreements and to provide stability and retentive features to the compensation program. In light of the continued uncertainty in the business environment related to the unpredictability of the COVID-19 pandemic, the Committee also recognized the difficulty in selecting appropriate long-term performance metrics and establishing related long-term performance goals in a way that would provide meaningful incentives to drive performance.

Compensation Process and Oversight
The Committee maintains a chart of work that outlines the annual calendar of activities to implement the Committee’s responsibilities set forth in the Committee charter. The Committee executes its responsibilities, including actions related to compensation of the named executive officers, with guidance from an independent compensation consultant and analysis, support data and recommendations provided by management. The narrative below describes the processes related to executive compensation matters. The Committee makes all final decisions regarding the executive compensation program design, performance goals and the
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compensation levels of the Company’s executive officers following its review and consideration of all recommendations and data it deems appropriate.
Independent Compensation Consultant.   During 2021, final executive compensation decisions with respect to the named executive officers were made by the Committee, after considering input from Exequity, the Committee’s independent compensation consultant. Exequity provides the Committee with background materials, including preparation of the benchmarking study described below, and participates in Committee meetings to support the Committee’s executive compensation decision-making process and to respond to questions. Exequity services also include consultation regarding the design of incentives, the composition of the peer group, and technical issues (such as CARES Act compliance and tax and accounting implications of pay) and assisting the Committee in performing an annual compensation risk assessment of the Company’s compensation programs. Exequity reports directly to the Committee, and the Committee has the sole authority to retain and terminate Exequity and to review and approve Exequity’s fees and other retention terms. The Committee has adopted an “Independent Executive Compensation Consultant Conflict of Interest Policy” pursuant to which Exequity is required to provide the Committee with regular reports on any work that it performs for the Company. During 2021, Exequity did not perform any work on behalf of the Company other than the executive compensation services provided to the Committee and director compensation advice provided to the Nominating/Governance Committee. For additional information concerning the Committee, including its authority and the independent compensation consultant policy, see “Board and Corporate Governance Matters—Committees of the Board—Compensation Committee” above. The Committee has assessed the independence of Exequity pursuant to SEC rules and the Nasdaq Listing Rules and concluded that Exequity’s work for the Committee does not raise any conflicts of interest.
Management Analysis and Support.   The CEO attends Committee meetings and provides input to the Committee with respect to compensation of the management team other than himself. During 2021, Mr. Kirby attended the Committee meetings and had opportunities to provide input regarding individual performance assessments during executive sessions of the Committee. The Company’s Executive Vice President, Human Resources & Labor Relations and members of the human resources team prepare background and supporting materials for Committee meetings. As appropriate, the CFO and other members of the Company’s management team participate in discussions with the Committee relating to the Company’s financial plan, customer centricity initiatives and results, operational performance, strategic initiatives and proposed performance goals under the executive compensation program. Members of the Company’s internal audit group provide special reports to the Committee outlining the review of procedures and calculations relating to the degree of achievement of performance goals and payout of incentives for completed performance periods. Management’s annual planning process involves preparation of annual financial forecasts, capital expenditure budgets and the Company’s annual business plan. Based on the Company’s 2021 planning process and the financial budget approved by the Board, management developed and proposed performance goals under the 2021 incentive compensation programs. Exequity reviewed these proposals in light of compensation trends, benchmarking and compensation risk factors and provided guidance to the Committee. The Committee made all final decisions regarding the 2021 executive compensation program design, performance goals and the compensation levels of the Company’s executive officers, including base salary and incentive award opportunities, following its review and consideration of recommendations and data it deemed appropriate. The Committee regularly holds executive sessions to discuss executive compensation practices without members of management present.
Benchmarking.   We recruit and we compete to retain executives not only from within the airline industry, but also from across a broad spectrum of leading businesses. In preparation for the Committee’s annual compensation decision process, Exequity conducts an analysis of United’s compensation levels in comparison to pay levels among companies in a custom peer group to help identify the competitive positioning of United’s executive pay. The analysis covers United’s Section 16 reporting officers and compares United’s positions to peer company benchmarks in terms of: base pay; target annual bonus opportunity; target total cash (base pay plus target annual incentive); long-term incentives; and target total direct compensation (target cash plus long-term incentives).
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The Committee believes that the airline industry does not have enough size-relevant peers to identify reliable ranges of competitive market pay for our top executive talent. Accordingly, our benchmarking peer group represents a cross-section of the relevant airline peers and other comparably sized companies that the Committee believes are representative of the competitive talent market for United. The following primary factors are considered in identifying the most appropriate peer companies that are size-relevant (generally 0.5x-2.0x the Company’s revenue, which reflected 2019 revenue for the December 2020 benchmarking review) for compensation benchmarking purposes: the labor market for United’s executive talent, including a focus on geographic proximity; well-run companies in general industry, with a primary focus on the three most size-relevant U.S.-based airline peers (American, Delta and Southwest), other transportation companies, non-airline travel companies with a customer-centric dynamic and aerospace and defense companies. Using these factors as a guide, no changes were made to the composition of the benchmarking peer group for 2021 compensation decisions. The competitive benchmarking analysis presented to the Committee in December 2020, in advance of the February 2021 compensation decisions, included the 17 comparator companies noted below.
• 3M Company	• General Dynamics Corporation
• American Airlines Group Inc.	• Honeywell International Inc.
• The Boeing Company	• Marriott International, Inc.
• Carnival Corporation	• Northrop Grumman Corporation
• Caterpillar Inc.	• Raytheon Company
• Cummins Inc.	• Southwest Airlines Co.
• Deere & Company	• Union Pacific Corporation
• Delta Air Lines, Inc.	• United Parcel Service, Inc.
• FedEx Corporation
Exequity utilized two pay data sources to determine the competitive position of United’s executive pay relative to the peer group: (i) publicly disclosed pay information from the peer companies’ most recent proxy statements (in most cases, the 2020 proxy statement, reflecting 2019 pay data) was used for pay comparisons involving the named executive officers and (ii) private survey compensation data was used for positions below the proxy officer level.
In the December 2020 benchmarking pay study, the 17 companies in the peer group had median annual revenue of approximately $36.7 billion (reflective of their revenues for the most recently completed fiscal year at the time the pay study was conducted), and the Company’s annual revenue for the same time period (2019) was $43.3 billion, which ranked at the 66th percentile relative to the peer group (compared to the 65th percentile in the prior-year study). The benchmarking report provides comparisons of the named executive officers’ pay against publicly disclosed pay data from the peers on a size-adjusted basis (derived by regressing peer group compensation against revenue size at United’s estimated revenue). Regression analysis is common in pay benchmarking and is used to predict what the peers likely would deliver in target pay at a company the size of United, based on the trend in the relationships between pay and revenue size among the peers. Given that United’s market capitalization was at the low end relative to the peer group, the pay study also provided results relative to raw pay medians (i.e., without adjustment for revenue size).
The benchmarking review compares total compensation opportunities for our executives to the market median (50th percentile) of our peer group. The Committee references both the size-adjusted median pay levels among the peers and the raw median pay levels. The report also provides details regarding pay mix in terms of the allocation of base pay, annual incentives and long-term incentives as percentages of total target compensation for both the Company and the peer group. Total target compensation for our benchmarking purposes means the sum of base salary, target annual incentives and target long-term incentives. Special awards and peer company awards that appear to have been intended to cover multiple years are annualized for the benchmarking comparison and pay level comparisons are considered both with and without these additional awards. As is customary in these types of pay studies, retirement benefits were not included in the benchmark comparison.
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The Exequity benchmarking process compares the Company’s executive pay by position to the most similarly situated executive roles among the peer organizations. Data availability is greater for the CEO and CFO positions and pay comparisons for these roles were made solely against the CEO and CFO positions among the peer companies. United’s top roles other than the CEO and CFO vary significantly in nature from the peer’s proxy reported executives, so direct head-to-head role matching presents challenges in terms of identifying statistically significant peer data. For the remaining three proxy officers without a direct benchmark role comparison, Exequity considered matching roles based on pay rank within the proxy and with reference to other officer positions to provide a market reference that is aligned with the way the Company values these roles and to extrapolate pay trajectories across roles. The pay study review with the Committee includes specific discussion and consideration of the compensation packages provided at the airline peers, with primary focus on the size-relevant airlines (Delta and American).
The benchmarking study presented to the Committee in advance of the 2021 compensation decisions reflected United’s structural rates of pay (before reductions under the CARES Act Agreements) versus peer data that was generally one year old (based on proxy statement reported compensation), although in some cases the peer data provided updated pay levels. The Committee was advised that focusing on the pay structure this way (as opposed to the compensation rate under the CARES Act limits) would provide a view of the ultimate convergence of pay levels after the end of the CARES Act restrictions and a record of market-level pay that has been limited under the CARES Act Agreements.
The compensation information for our peer group is one factor utilized in setting total compensation for our executives. The Committee balances the benchmarking results with additional factors, such as each executive’s unique experience, knowledge, skills and capabilities, long-term leadership potential, performance and contributions to the Company, overall scope of responsibilities, historic pay levels, and consideration for internal pay parity among our executives. In selected cases in which relevant pay information for a specific role is available from our primary airline peers (Delta and American), we reference that data as a supplemental benchmarking input, in addition to the combined data from the full peer set. The Committee reviews all these relevant factors but does not apply a specific weighting to the various factors. In addition, in the case of executives who are recruited to join the Company, the Committee references the executive’s pay at his or her prior employer to facilitate recruitment of top caliber executives. For executives promoted to a new role, the Committee considers opportunities to provide a gradual increase in the compensation package to the market median level over time and with growth in the position.
Tally Sheets.   Comprehensive tally sheets covering each of the Company’s Section 16 reporting officers are provided to the Committee annually in advance of the meeting at which incentive compensation performance targets and award level opportunities are set and at which compensation levels and annual incentive awards are considered and decisions are made. The tally sheets provide a summary for each executive of total targeted and actual compensation levels over a multi-year period and an accumulated summary of outstanding awards and estimated values. These tally sheets allow the Committee to make prospective pay decisions that are informed by compensation opportunities and earnings for past periods.
2021 Executive Compensation Program
The section provides discussion and analysis of:
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Our 2021 NEO compensation, including target compensation levels and reductions to the target compensation levels as required by our CARES Act Agreements;

•
The components of our 2021 Program design, including performance results under the 2021 Performance-Based RSU awards;

•
The 2021 LT Cash Awards provided to reward and retain our NEOs; and

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•
Performance results under long-term Performance-Based RSU awards granted in 2019 that vested at the end of 2021.

NEO Target Compensation.
The 2021 target compensation levels for the NEOs that were approved by the Committee in February 2021 are summarized in the table below. Because the table illustrates targeted pay, it includes the portion of 2021 targeted pay that was not received due to compensation limits under the CARES Act Agreements.
2021 NEO Target Compensation Levels
		Short-term Incentives		Long-Term Incentives
Name	Salary ($)	(%)(1)	Performance- Based RSUs ($)	(%)(1)	Time Vested RSUs ($)	Total Target Compensation ($)	CARES Act Agreement LTI Reductions ($)(2)
Scott Kirby	1,000,000	250	2,500,000	1,000	10,000,000	13,500,000	(3,769,852)
Brett Hart(3)	775,000	175	1,356,250	750	5,812,500	7,943,750	(4,556,520)
Gerald Laderman	725,000	106	768,500	375	2,718,750	4,212,250	(1,053,452)
Linda Jojo	700,000	106	742,000	375	2,625,000	4,067,000	(928,249)
Andrew Nocella	700,000	106	742,000	375	2,625,000	4,067,000	(1,194,426)

(1)
The short-term and long-term incentive target compensation levels are calculated as a percentage of the NEO’s base salary.

(2)
This column reflects the reductions made to the 2021 long-term incentives and the amount shown represents the difference between the intended target value of the LTI award and the actual LTI award as set forth in the Grants of Plan Based Awards Table for 2021. The Company allocates a portion of the allowed compensation under the CARES Act Agreements for compensation categories included as “All Other Compensation” in the Summary Compensation Table and therefore the LTI reductions are not directly comparable to the total compensation limits.

(3)
Mr. Hart is more extremely impacted by the compensation limits under the CARES Act Agreements due to his promotion to the role of President in 2020, after the compensation limits were in place. The compensation limits are based on 2019 total compensation and the limits are not adjusted to reflect his enhanced role and responsibility or changes to the intended competitive levels of total target compensation.

In setting the 2021 target pay levels of the Company’s Section 16 officers, the Committee considered that the base salary increase for Mr. Nocella that was approved by the Committee in 2020 and scheduled to become effective on April 1, 2020 was not implemented in 2020 as a result of the Company’s aggressive liquidity and cost cutting initiatives in response to the COVID-19 pandemic. These responses included suspension of all 2020 merit increases for management and administrative employees, including the Committee’s 2020 approval of a salary increase for Mr. Nocella (from $625,000 to $700,000).
The 2021 target compensation levels for our NEOs were considered and approved by the Committee through the compensation process described above. This included reference to the benchmarking data prepared by and reviewed with Exequity in December 2020, attention to peer compensation levels at American and Delta, and consideration of internal pay parity. However, as a result of the compensation limits under the CARES Act Agreements, the base salaries and target compensation levels for our NEOs were not increased in 2021 from 2020 levels, other than lifting the suspension of the base salary increase for Mr. Nocella effective as of April 1, 2021. The increase in 2021 base salary as a result of lifting this suspension resulted in an equivalent decrease in the
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value of the 2021 LTI award that the Company was able to grant to Mr. Nocella as a result of the compensation limits under the CARES Act Agreements.
As a result of the limits on executive compensation under our CARES Act Agreements, the Company is prohibited from providing our NEOs the full 2021 target compensation levels set forth in the table above. In consideration of the element of our compensation philosophy that focuses on attracting, retaining and appropriately rewarding our executives in line with market practices, the Committee prioritized certain compensation elements in making the determination of how to reduce compensation to comply with the CARES Act Agreements. The Committee prioritized the delivery of base salary and short-term incentives and determined that required compensation reductions would be made first from 2021 LTI awards and, if necessary, further reductions were made to the short-term Performance-Based RSUs granted as the Recovery Performance Program.
2021 Incentive Compensation Design.
In February 2021, the Committee also approved the 2021 Program, which was designed to be aligned with the Company’s recovery efforts from the COVID-19 pandemic and the related impacts on the global economy and the travel industry in particular. The recovery design of the 2021 Program includes short-term and long-term incentive awards.
The 2021 Program maintains salary and compensation levels linked to short-term performance goals but significantly reduces the intended levels of long-term equity incentives granted to our executives in order to comply with the compensation limits of the CARES Act Agreements. As a result of this reduction in long-term equity incentives, the compensation component levels under the 2021 Program differ as compared to both our traditional compensation structure and the intended target compensation levels approved by the Committee in February 2021.
2021 Short-term Incentive—Recovery Performance Program.
The Committee established short-term performance goals based on financial and customer satisfaction metrics deemed critical to the Company’s success as it emerged from the worst crisis in the history of the aviation industry. The 2021 Program was centered around a new one-year Recovery Performance Program designed to reward our management team for its execution of the priorities that would prepare and equip the Company for recovery and future success. The Recovery Performance Program was implemented through a short-term Performance-Based RSU award settled in Company common stock. The equity design of the Recovery Performance Program placed emphasis on Company stock price performance and is designed to further support alignment of interests between our executives and stockholders.
The table below outline the key elements of the 2021 short-term incentives under the Recovery Performance Program. These Performance-Based RSUs were structured with a target opportunity granted to each NEO (based on a percentage of base salary), with an entry payout equal to 50% of the target opportunity, target payout equal to 100% of the target opportunity, and a stretch payout equal to 200% of the target opportunity.
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The performance measures under this 2021 short-term incentive included a customer metric based on our NPS results (40% of target opportunity), which provides continued focus on taking care of our customers, and financial metrics based on both structural cost reductions (30% of target opportunity), which was to align management incentives to our commitments to our stockholders to achieving earnings growth in 2023 and beyond, and our adjusted core cash burn (30% of target opportunity), which was to measure the effectiveness of the Company’s management of resources through the recovery.
Net Promoter Score.   Management and the Committee continue to view the Company’s customer satisfaction as key to our future success and are enthusiastic about the NPS performance metric, which focuses efforts on earning customer loyalty over time and provides a measure of how customers feel about the United brand. The 2021 NPS performance metric was based on internal surveys which reflect the Company’s flying population and calculate the number of promoters and detractors when answering the question “How likely are you to recommend United Airlines to a friend, relative, or colleague?” To balance survey response levels, the responses are stratified to match our A:00 performance and the mix of mainline and United Express customers, are balanced between domestic and international customers, and are normalized to match our 2018 Basic Economy mix to provide consistency in year-to-year comparisons.
The 2021 NPS goals were set in consideration of the results achieved in 2019 and with reference to projections for 2021. To encourage continued focus on this metric, the entry level goal was set to be reasonably achievable through exceeding 2019 performance results by a small amount, the target level goal intended to be achievable with continued strong results and reflected a range that was more than twice both the 2019 performance results and the entry level, and the stretch level was set to be substantially higher than 2019 levels and also above 2020 levels but was considered potentially achievable with performance results higher than the forecasted levels. The Company’s 2021 NPS results were significantly higher than 2019 levels, which represents performance between the target and stretch goals resulting in achievement of the 2021 NPS goal at 172% of the target level.
Structural cost reductions.   The structural cost reductions metric was designed to focus and reward management for identifying and beginning to execute on concrete actions toward the Company’s commitment to delivering $2 billion in structural cost reductions to deliver earnings growth in 2023 and beyond. This performance measure was evaluated on a run-rate basis in comparison to 2019 capacity levels in recognition that the significant capacity reductions in 2021 distort measurement of structural costs. The goals with respect to this metric required identification and beginning implementation of the following levels of structural cost reductions: entry—$1.6 billion; target—$2.0 billion; and stretch—$2.2 billion. Management provided the Board with updates to the structural cost reduction initiative during the year and for purposes of certification by the Committee, the Company’s Internal Audit group reviewed the performance evaluation, including confirmation of support for seventy-seven initiatives representing structural cost reductions in excess of the stretch level goal, resulting in achievement of the 2021 structural cost reduction goal at 200% of the target level.
Adjusted core cash burn.   The average adjusted core cash burn metric goals were established with reference to the average of the second through fourth quarters of 2020 (which was $(27) million / day) and was considered to be the best measure of our management of resources through the recovery. The metric adjusts cash burn to exclude debt principal and severance and separation leave pay; funds received under and related labor costs to comply with the CARES Act Payroll Support Program; investments in the customer and the recovery; Cap-ex (net of financing); and the timing of certain payments. The goals with respect to this metric were: entry—$(22) million / day; target—$(18)-$(13) million / day; and stretch—$(8) million / day. The final average adjusted core cash burn was $(5) million / day, resulting in achievement of the 2021 adjusted core cash burn goal at 200% of the target level.
The Company’s overall performance under the 2021 Recovery Performance Program was achieved at 188.8% of the target level and the 2021 short-term Performance Based RSUs were settled in stock in the first quarter of 2022 following review and certification by the Committee of the level of performance achieved and continued service through December 31, 2021. Settlement of these awards is included in the “Option Exercises and Stock Vested for 2021” table below.
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2021 Long-term Incentives.
The Committee sets the intended LTI compensation levels as an element of the annual total target compensation package based on the peer benchmarking results and other factors referenced above. However, in designing the 2021 Program, the Committee determined that it was appropriate to implement the required CARES Act compensation limits through reductions to the target grant level of the LTI equity awards. The 2021 reductions to the LTI equity awards to comply with the CARES Act limits are detailed in the table below.
While the short-term component of the 2021 Program emphasized performance goals deemed critical to the Company’s emergence from the COVID-19 pandemic, the 2021 LTI retained the time-vested equity component included in the Company’s long-term incentive design in prior years. The time-vested equity component enhances stability of the long-term incentive by reducing volatility (as compared to performance-based awards), was expected to enhance retention value, and helped address the difficulty at the time in setting long-term performance goals that would serve as meaningful incentives to the recipients and drivers of performance. The time-vested RSUs vest over a two-year period in recognition of the significant reductions to 2020 compensation across the entire management team and continuing reductions for a multi-year period in which employees subject to the compensation limits of the CARES Act Agreements are not able to receive their total intended target compensation levels. The equity format of the LTI award, together with the short-term Performance-Based RSU, provided a design in which a substantial majority of 2021 compensation is directly linked to the Company’s stock price performance in order to support continued alignment with the Company’s stockholders. .
A number of factors created enhanced retention concerns related to the pandemic. In addition to the existence of the compensation limits under the CARES Act Agreements, which restrict pay to below 2019 levels, in February 2021 when the Committee approved the 2021 Program, the end date for the compensation restrictions was not yet determined. At that time, there was a possibility of extending the restrictions for a period of up to six years because the restrictions were linked to a period of one year following the Company’s repayment of the CARES Act loan and at the time the 2021 Program was established there was uncertainty related to the Company’s utilization of the CARES Act loan opportunity. In addition, there were continuing concerns related to the adverse impacts on executive pay in 2020, which included significant salary waivers by our NEOs, no payment under the cash annual incentive award, and a significant decline in the value of Company common stock and outstanding awards, all of which impacted the personal financial security of the management team.
The time-vested awards under the 2021 Program vest in six-month increments over a two-year period (on August 31st and February 28th) beginning in August 2021. The Committee established this vesting schedule in consideration of the reductions to 2021 target level pay based on the CARES Act compensation limits as compared to the intended target levels that were approved based on review of the peer compensation benchmarking analysis. At the time that the 2021 compensation design was approved, the length of the CARES Act restricted period had a potential to extend for more than five years and the shortened vesting of the 2021 long-term equity award was considered in light of the retention challenges associated with a potential inability to grant target levels of compensation over multiple years. In addition, this vesting schedule is balanced by the extended vesting period of the LT Cash Awards (described below), which at the time the awards were granted included a vesting condition that could extend for more than five years. The Committee considered feedback from some stockholders related to the 2021 Program indicating disfavor with the shortened vesting period and the lack of a performance-based LTI in 2021. For 2022, the Committee approved a compensation design that returns to LTI opportunities that are structured as 50% Performance-Based RSUs and 50% time-vested RSUs, each of which are stock-settled with three-year performance or vesting periods. See “Preview of 2022 Executive Compensation Program” below.
Long-term Contingent Cash Awards.
In February 2021, the Committee also approved LT Cash Awards in recognition of the Company’s need to reward and retain its management team as it continues to navigate the Company’s responses to the COVID-19 pandemic. The Committee approved LT Cash Awards to each of the NEOs with a contingent payment opportunity
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equal to three times the executive’s base salary level as set forth above in the table above that details “2021 NEO Target Compensation Levels.” This amount was deemed appropriate based on a competitive range of median practice for retention awards for this level of executive and based on a potential retention period of up to five years. Under the terms of the LT Cash Awards, payment of the award is contingent upon the recipient’s continued employment with the Company through the later of (i) three years from the date of award or (ii) the expiration of the CARES Act restricted period. If the recipient’s employment is terminated by reason of death or disability, then the Long-Term Cash Award is payable in full to the recipient or his or her estate.
In making the determination to grant the LT Cash Awards, the Committee considered concerns related to the need to retain and reward our management team throughout the current crisis, considerations related to compensation benchmarking and internal and external pay parity, and management’s voluntary waivers of significant salary amounts in 2020. The LT Cash Awards are intended to enhance our ability to retain our management team during this time of unprecedented challenges for the Company and the airline industry as a whole, particularly as our management team has marketable skills that are highly valued and transferable to other companies, including companies in industries that have not been as adversely impacted by COVID-19.
Settlement of Long-term Incentives for the 2019-2021 Performance Period.
The long-term incentive awards granted in 2019 divided the target opportunity equally between Performance-Based RSUs based on relative pre-tax margin performance and time-vested RSUs. The 2019 relative pre-tax margin awards, which had a performance period of January 1, 2019 through December 31, 2021, were stock-settled Performance-Based RSU awards and had the following performance goals using relative improvement in pre-tax margin as the metric: entry—peer group change in pre-tax margin plus 0 basis points; target—peer group change in pre-tax margin plus 74 basis points; and stretch—peer group change in pre-tax margin plus 144 basis points. As a risk mitigation factor, the awards also required that the Company must have an adequate level of unrestricted cash at the end of the performance period, as determined by the Committee. For the 2019-2021 performance period, our relative pre-tax margin (as compared to the baseline year 2018) exceeded the industry peer group by 153 basis points resulting in performance above the stretch goal (200% of target).
Under the Performance-Based RSU program, pre-tax margin is calculated based on pre-tax income divided by revenue. Pre-tax income under the program generally uses the Company and peer group GAAP results adjusted to exclude items determined to be special, extraordinary or unusual in nature or infrequent in occurrence, as determined by the Committee. In reviewing performance for the 2019-2021 performance period, the Committee considered and evaluated the special adjustments across the industry and by the Company during the performance period and determined the relative pre-tax margin performance results based on the peer group GAAP results without adjustment in order to reflect measurement of the relative performance goals as established by the Committee. The peer group results are based on publicly available financial statements for each industry peer company.
In accordance with the terms of the award agreements, the 2019 relative pre-tax margin Performance-Based RSUs were settled in stock in the first quarter of 2022 following review and certification by the Committee of the level of performance achieved. Settlement of these awards is included in the “Option Exercises and Stock Vested for 2021” table below.
Other Compensation Components and Matters
Retirement Benefits.   The Company maintains a tax qualified 401(k) plan and an excess 401(k) cash direct and cash match program for management and administrative employees, including the named executive officers. We believe these benefits encourage retention and are part of delivering an overall competitive pay package necessary to recruit and retain talented executives.
Perquisites.   We offer our officers certain perquisites that we believe are generally consistent with those provided to executives at similar levels at companies within the airline industry and general industry groups. We
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believe that providing certain benefits to our executives, rather than cash, enhances retention, results in a cost savings to the Company and strengthens our relationships with our executives. For example, travel privileges on United flights provide the opportunity to become familiar with our network, product, and locations and to interact with customers and employees. The incremental cost to the Company of providing such flight benefits is minimal, while we believe the value of these benefits to the officers is perceived by them to be high. Consistent with historic practice and the travel policies at other airlines, the Company provides tax indemnification, subject to an annual limit, on the travel benefits provided to active and certain former officers. The Company has eliminated tax indemnification for post-separation perquisites provided to officers who did not have a pre-existing contractual right to post-separation indemnity as of the date the policy was adopted. Mr. Laderman is the only NEO who retains this legacy tax indemnity. Other benefits are primarily linked to maintaining the health of our executives and to financial and tax planning assistance. Please refer to the “All Other Compensation” column of the 2021 Summary Compensation Table and the footnotes thereto for additional information regarding perquisites.
Severance.   We maintain standardized severance plans for our officers that are applicable by officer level and set forth the benefits, terms and conditions that apply upon officer termination events. Each of our NEOs is covered by the terms of the Company’s Executive Severance Plan. Based on the advice of Exequity, we believe that our severance benefits are in line with market practices and provide appropriate levels of compensation and terms and conditions related to executive separations. Further, we believe that these arrangements are an important component of our compensation packages in terms of attracting and retaining top caliber talent in senior leadership roles and in defining terms and conditions of executive separation events. See “Potential Payments upon Termination or Change in Control” below for a discussion and estimate of the potential compensation and benefits provided pursuant to these arrangements.
“Claw-back”.   The Company maintains an enhanced claw-back policy approved by the Committee that applies to annual and long-term incentive compensation of covered executives upon specified triggering events. The policy provides the Committee with discretion to require the return, repayment or forfeiture of any annual or long-term incentive compensation payment or award to a covered executive if the Committee determines that a covered executive engaged in misconduct that resulted in a material violation of (i) federal or state law that caused a material adverse impact to the Company’s financial statements or reputation or (ii) the Company’s Code of Ethics and Business Conduct that caused a material adverse impact to the Company’s financial statements or reputation. All our NEOs, as well as any other “executive officer” as defined under Rule 3b-7 under the Exchange Act are covered by the enhanced claw-back policy. The policy includes a three-year look back period from the time of a triggering event. In addition, the Company’s 2021 Incentive Compensation Plan and our short-term and long-term incentive awards include claw-back provisions requiring the return of awards, and any cash payment or shares delivered pursuant to such awards, pursuant to any claw-back policy that the Company may adopt from time to time, including any policy which may be required under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.
Stock Ownership Guidelines.   The personal financial situation of each of our officers is highly linked to the interests of our stockholders and the financial success of the Company. In recognition of our officers’ need to manage their personal financial situations in response to the coronavirus pandemic, the Committee temporarily suspended the Company’s stock ownership guidelines during 2020 and extended the suspension through the end of 2021. This suspension was intended to aid in officer retention by offering flexibility to stay with the Company and make personal financial decisions, including flexibility to sell Company stock, in light of the significant reductions to compensation packages during the pandemic and under the compensation limits required by the CARES Act Agreements. The Committee reinstated the stock ownership guidelines effective January 1, 2022.
The Company’s officer stock ownership guidelines are based on a multiple of base salary as follows:
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Officer Level	Stock Ownership Guideline as a multiple of Base Salary
Chief Executive Officer	6x
President	4x
Executive Vice President	3x
Senior Vice President	2x
Vice President	1x
All of our NEOs were in compliance with the stock ownership guidelines as March 31, 2022. We also maintain stock ownership guidelines that apply to our non-employee directors, which are described in “2021 Director Compensation.”
Securities Trading Policy; Prohibition on Pledging and Hedging.   Our securities trading policy prohibits speculative and derivative trading and short selling with respect to our securities by all officers and directors. Our securities trading policy also prohibits pledging and hedging Company securities by our officers and directors. See also “Board and Corporate Governance Matters—Prohibition on Pledging and Hedging” above.
Preview of 2022 Executive Compensation Program
In February 2022, the Committee approved the 2022 compensation levels for the NEOs, and no changes were made to base salary or target incentive opportunity levels for any of the NEOs as compared to 2021. In March 2022, the Committee approved the Company’s 2022 incentive compensation program (“2022 Program”). The 2022 Program is designed to motivate and reward the management team for 2022 efforts and results that are viewed by the Company to be critical steps in ensuring the successful implementation of our multi-year United Next strategy. The 2022 Program also promotes our commitments to transform the travel experience by measuring customer feedback through continued focus on our Net Promoter Score or NPS results and our commitments and leadership with regard to sustainable aviation and diversity, equity and inclusion (“DEI”). The 2022 Program is also designed to comply with our CARES Act Agreements, which restrict the total compensation provided to our NEOs through April 1, 2023.
2022 Short-term Incentives.   The 2022 Program includes short-term cash incentive awards (the “2022 STI”) with performance goals based on United Next action items identified across divisions, key operational performance metrics, NPS, and CASM-ex. Each of these performance metrics represents 25% of the target opportunity under the 2022 STI. These performance metrics were selected because they are deemed critical to preparation for our multi-year United Next strategy. These metrics are also deemed to provide management with meaningful line of sight through which an employee can see the connection between their individual efforts and goals, the Company’s performance, and the incentive compensation opportunities.
Payment of the 2022 STI awards granted to the NEOs is subject to continued employment and achievement of a cash hurdle at the end of the performance period (April 3, 2023). This 2022 STI design is to permit a cash incentive structure that rewards performance at specified entry, target and stretch levels and to promote retention through the end of the performance period.
Generally, a recipient of a 2022 STI award must remain continuously employed from the beginning of the performance period through the last day of the performance period in order to be eligible for a payout with respect to the 2022 STI. However, if the recipient’s employment is terminated by reason of death or disability, then the 2022 STI award will be paid on a pro-rated basis (based on the number of days worked during the performance period and calculated at the target level of opportunity).
2022 Long-term Incentives.   In designing the 2022 Program, the Committee returned to an LTI structure that is aligned with our incentive program features prior to the COVID-19 pandemic. The 2022 LTI design includes:
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•
50% Performance-Based RSUs

•
50% Time-vested RSUs

All of the 2022 LTI awards have a three-year performance or vesting period and are settled in shares of Common Stock.
Performance-Based RSU Award.   In designing the 2022 Program, the Committee determined that it was appropriate to return to performance-based equity as a key element of the 2022 LTI design. This determination was influenced by feedback the Company received from stockholders through engagement during 2021. Therefore 50% of the target opportunity for the 2022 LTI awards was granted in the form of Performance-Based RSUs for the performance period January 1, 2022 through December 31, 2024. Performance metrics include CASM-ex, successful implementation of our United Next strategy measured by our aircraft utilization percentage and availability to our flight schedule, and specified action items linked to sustainability and DEI initiatives that will reward leadership and achievements toward our commitments to the environment and our people.
Time-vested RSU Award.   The time-vested RSU awards under the 2022 Program return to the pre-pandemic structure in which one-third of the time-vested RSU award vests annually on February 28, 2023, 2024 and 2025. Return to a three-year vesting schedule was influenced by feedback the Company received from stockholders with respect to the 2021 Program. We believe that the time-vested equity component enhances stability of the long-term incentive by reducing volatility (as compared to performance-based awards), which is expected to enhance retention value, while assuring that a significant portion of compensation is directly linked to the Company’s stock price performance.
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Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the CD&A be included in this Proxy Statement and the 2021 Form 10-K.
Respectfully submitted,
James M. Whitehurst, Committee Chair
Carolyn Corvi
Matthew Friend
James A. C. Kennedy
David J. Vitale
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2021 Summary Compensation Table
The following table provides information regarding (i) the Company’s principal executive officer during 2021 (Scott Kirby), (ii) the Company’s principal financial officer during 2021 (Gerry Laderman), and (iii) the three other most highly compensated executive officers in 2021 (Brett Hart, Linda Jojo and Andrew Nocella) determined in accordance with applicable SEC disclosure rules. The table provides information for 2021 and, to the extent required by applicable SEC disclosure rules, 2020 and 2019.
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value ($)(3)	All Other Compensation ($)(4)	Total ($)(5)
Scott Kirby	2021	1,000,000	—	8,729,907	—	—	—	115,157	9,845,064
Chief Executive Officer	2020	167,716	—	8,585,093	—	—	—	139,045	8,891,854
	2019	875,000	—	4,593,876	9,700,000	1,378,125	—	232,484	16,779,485
Brett Hart	2021	775,000	—	2,612,131	—	—	—	89,252	3,476,383
President	2020	229,263	—	4,706,354	—	—	—	110,152	5,045,769
	2019	775,000	—	2,034,466	—	1,035,090	—	177,934	4,022,490
Gerald Laderman	2021	725,000	—	2,433,762	—	—	—	107,169	3,265,931
Executive Vice President and Chief Financial Officer	2020	573,943	—	2,718,804	—	—	9,217	172,361	3,474,325
	2019	718,750	—	1,903,197	—	800,064	—	199,318	3,621,329
Linda Jojo	2021	700,005	—	2,438,720	—	—	—	81,092	3,219,817
Executive Vice President, Technology and Chief Digital Officer	2020	554,153	—	3,625,046	—	—	—	131,080	4,310,279
Andrew Nocella	2021	681,250	—	2,165,346	—	—	—	74,309	2,920,905
Executive Vice President and Chief Commercial Officer	2020	494,776	—	4,625,056	—	—	—	115,452	5,235,284

(1)
Scott Kirby, our CEO, and Brett Hart, our President, each waived 100% of his 2020 base salary for portions of 2020 in recognition of the impact of the COVID-19 pandemic on the Company’s business and to lead by example. Our remaining NEOs also waived portions of their salaries during of 2020. In addition, Mr. Nocella did not receive the 2020 salary increase that was originally approved for him and which was to become effective on April 1, 2020 because the Company eliminated all 2020 merit salary increases as part of its 2020 responses to the COVID-19 pandemic. In 2021, the Committee lifted the suspension of the 2020 salary increase for Mr. Nocella (from $625,000 to $700,000) effective April 1, 2021.

(2)
For each named executive officer, the amount shown represents the grant date fair value of (i) 2021 Recovery Performance Program awards granted as short-term Performance-Based RSUs and (ii) 2021 long-term incentive awards, in each case determined in accordance with ASC Topic 718.

2021 Short-term/Recovery Performance Program Performance-Based RSUs. In accordance with the SEC disclosure rules, the aggregate grant date fair value of the 2021 short-term Performance-Based RSUs has been determined based on the probable satisfaction of the performance condition for those awards as of the date of grant and the closing price per share of Common Stock on the date of grant. In accordance with ASC Topic 718, the grant date fair value of the 2021 Performance-Based RSUs is calculated at the
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target level of performance based on the probable satisfaction of the required adjusted core cash burn, structural cost reductions and NPS performance conditions as of the grant date.
The following table reflects the aggregate grant date fair value of the 2021 short-term Performance-Based RSUs at the maximum or “stretch” level (200% of the target level), using the closing price per share of Common Stock on the date of grant (as referenced in the table below).
	Grant Date	Closing Share Price on the Grant Date ($/Sh)	Short-term Performance-Based RSUs Maximum Value ($)
Scott Kirby	3/01/21	53.31	4,999,518
Brett Hart	3/01/21	53.31	2,689,596
Brett Hart	5/27/21	59.13	14,192
Gerald Laderman	3/01/21	53.31	1,536,928
Linda Jojo	3/01/21	53.31	1,483,938
Andrew Nocella	3/01/21	53.31	1,469,544
Time-vested RSUs.   For the time-vested RSU awards, the grant date fair value was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant. See the footnotes to the Grants of Plan-Based Awards for 2021 table below for the share price on the date of grant.
The target performance value of the 2021 LTI awards on the date of grant is calculated based on the closing stock price on the date of grant and fractional amounts are rounded down. In addition, the target compensation levels were reduced to comply with the CARES Act Agreements.
(3)
Prior to the 2010 merger, Mr. Laderman participated in pension benefits provided as part of the compensation program of Continental Airlines, including the Continental Retirement Plan (“CARP”) and a pre-merger supplemental executive retirement plan (“SERP”). None of the other NEOs participate in the pension benefits. The amounts are calculated based on the difference in the present value of accumulated benefits determined as of December 31, 2021 and December 31, 2020. These benefits are frozen, but the values of the frozen benefits continue to fluctuate based on changes in actuarial assumptions and the passage of time. For the period December 31, 2020 to December 31, 2021, the passage of time and changes in actuarial assumptions resulted in a net decrease in value of $97,083 for Mr. Laderman and therefore no amount is included in the Change in Pension Value column for 2021. See “Narrative to Pension Benefits Table” below for a discussion of the assumptions used to calculate the present values of these pension benefits and further information on the provisions of the plans.

(4)
The following table provides details regarding amounts disclosed in the “All Other Compensation” column for 2021:

Name	Insurance Premiums Paid by Company ($)(a)	401(k) Company Contributions ($)(b)	401(k) Cash Direct and Cash Match Program ($)(b)	Perquisites and Other Benefits ($)(c)	Tax Indemnification ($)(d)	Total ($)
Scott Kirby	9,507	18,850	46,150	14,705	25,945	115,157
Brett Hart	6,170	20,300	33,950	17,323	11,509	89,252
Gerald Laderman	18,340	23,200	34,800	18,940	11,889	107,169
Linda Jojo	8,331	20,300	28,700	20,521	3,240	81,092
Andrew Nocella	5,429	18,850	25,431	14,117	10,482	74,309
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(a)
Represents premiums paid by the Company for supplemental life insurance provided to the named executive officers.

(b)
Amounts shown represent Company contributions to the 401(k) plan. The 401(k) cash direct and cash match program provides cash payments equivalent to direct and matching contributions that could not be made to the applicable 401(k) plan as a result of contribution limits imposed under the Internal Revenue Code.

(c)
For each named executive officer, this column includes the Company’s incremental cost of providing the named executive officer with air travel on flights operated by any UAL subsidiary or operated as “United Express,” reserved parking in Chicago at the Company’s headquarters, and an annual physical. The amounts shown also include health club membership fees for Messrs. Kirby, Hart and Nocella, financial planning and tax services for Messrs. Hart and Laderman and Ms. Jojo, and reserved parking at the Company’s offices in Houston, Texas for Mr. Laderman. The named executive officers also have access to certain other travel-related benefits with no incremental cost to the Company, such as access to our United Club facilities and status in our Mileage Plus® programs for the executives and their immediate family members, complimentary car rentals provided by certain travel partners and flight privileges on certain other air carriers. In connection with the Company’s sponsorship of certain events and partnerships with various organizations and venues, certain perquisites that have no additional aggregate incremental cost to the Company, including tickets, memberships and parking access, are made available to the CEO and, in certain circumstances, other officers of the Company. Officers have access to certain package delivery services, which are provided at no incremental cost to the Company. Officers of the Company also are eligible to purchase on a voluntary basis group excess liability or “umbrella” insurance. The Company has no interest in these policies and does not subsidize the cost or make any other payment with respect to such coverage.

(d)
In each case, this amount represents taxes paid on behalf of the named executive officer with respect to air travel on flights operated by any UAL subsidiary or operated as “United Express.”

(5)
The total compensation reported for the 2021 Summary Compensation Table aligns with the total compensation methodology utilized for compensation restrictions under the CARES Act Agreements, provided, however, that the CARES Act Agreements measure total compensation on a rolling 12-month basis. The compensation restrictions under the CARES Act Agreements continue until April 1, 2023. The Company is prohibited from paying our NEOs total compensation that exceeds the sum of a) $3 million plus b) 50 percent of the excess over $3 million of total compensation received by such employee in calendar year 2019.

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Grants of Plan-Based Awards for 2021
The following table sets forth information regarding awards granted during 2021 to our named executive officers. The 2021 Recovery Performance Program Performance-Based RSUs and the 2021 time-vested RSU awards were granted pursuant to the Company’s 2017 Incentive Compensation Plan for awards granted prior to May 26, 2021 and pursuant to the 2021 Incentive Compensation Plan for awards on or after May 26, 2021.
Name	Grant Date	Approval Date	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(3)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott Kirby	3/1/21(1)	2/25/21	—	—	—	23,446	46,891	93,782	—	—	—	2,499,759
	3/1/21(2)	2/25/21	—	—	—	—	—	—	87,338	—	—	4,655,989
	5/27/21(2)	5/27/21	—	—	—	—	—	—	26,622	—	—	1,574,159
Brett Hart	3/1/21(1)	2/25/21	—	—	—	12,613	25,226	50,452	—	—	—	1,344,798
	5/27/21(1)	5/27/21	—	—	—	60	120	240	—	—	—	11,353
	5/27/21(2)	5/27/21	—	—	—	—	—	—	21,241	—	—	1,255.980
Gerald Laderman	3/1/21(1)	2/25/21	—	—	—	7,208	14,415	28,830	—	—	—	768,464
	3/1/21(2)	2/25/21	—	—	—	—	—	—	31,238	—	—	1,665,298
Linda Jojo	3/1/21(1)	2/25/21	—	—	—	6,959	13,918	27,836	—	—	—	741,969
	3/1/21(2)	2/25/21	—	—	—	—	—	—	31,828	—	—	1,696,751
Andrew Nocella	3/1/21(1)	2/25/21	—	—	—	6,892	13,783	27,566	—	—	—	734,772
	3/1/21(2)	2/25/21	—	—	—	—	—	—	26,835	—	—	1,430,574

(1)
Represents short-term incentive award under the 2021 Recovery Performance Program for the annual performance period January 1, 2021 through December 31, 2021 that was granted as Performance-Based RSUs. These awards were settled in stock in the first quarter of 2022 based on the Company’s adjusted core cash burn, structural cost reductions and NPS performance during the performance period. These awards were granted in lieu of an annual cash incentive award in 2021.

A portion of the 2021 short-term incentive opportunity under the 2021 Recovery Performance Program for Mr. Hart was not granted in March 2021 in order to comply with the CARES Act Agreements. In May 2021, Mr. Hart received an award for a portion of his short-term incentive opportunity under the 2021 Recovery Performance Program that was no longer restricted by the CARES Act Agreements.
(2)
Represents 2021 LTI awards granted as stock-settled RSUs that are scheduled to vest in 25% increments on August 31, 2021, February 28, 2022, August 31, 2022 and February 28, 2023, subject to the NEO’s continued employment through the applicable vesting date.

A portion of the 2021 target LTI opportunity for Mr. Kirby and all of the 2021 target TLI opportunity for Mr. Hart was not granted in March 2021 in order to comply with the CARES Act Agreements. In May 2021, Messrs. Kirby and Hart each received an award for a portion of his LTI opportunity that was no longer restricted by the CARES Act Agreements.
(3)
Represents the grant date fair value of the 2021 Recovery Performance Program Performance-Based RSU awards and the time-vested RSU awards determined in accordance with ASC Topic 718.

In accordance with the SEC disclosure rules, the aggregate grant date fair value of the 2021 Recovery Performance Program short-term Performance-Based RSUs was determined based on the probable satisfaction of the performance conditions for those awards and the closing price per share of Common Stock on the date of grant ($53.31 per share on March 1, 2021 and $59.13 per share on May 27, 2021). The grant date fair value of the Performance-Based RSUs granted in March 2021 was calculated
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based on the target level (100%) of performance and the grant date fair value of the Performance-Based RSUs granted in May 2021 was calculated based on performance between the target and stretch levels (160%), in each case based on the probable satisfaction of the required performance conditions as of the grant date.
For the time-vested RSUs, the amount was calculated by multiplying the number of RSUs awarded by the closing price per share of Common Stock on the date of grant ($53.31 per share for the awards granted on March 1, 2021 and $59.13 per share for the awards granted on May 27, 2021).

Narrative to 2021 Summary Compensation Table and Grants of Plan-Based Awards for 2021 Table
The following is a description of material factors necessary to understand the information disclosed in the 2021 Summary Compensation Table and the Grants of Plan-Based Awards for 2021.
2021 Executive Compensation Program
Target Compensation and CARES Act Agreements.   There were no changes to the base salaries and target compensation levels for our NEOs in 2021, other than lifting the suspension of the base salary increase for Mr. Nocella as noted below. The individual target compensation levels for the NEOs that were approved by the Committee in February 2021 and the process for establishing target compensation levels are discussed and summarized in the CD&A.
For each NEO, a portion of the 2021 targeted pay was not granted due to compensation limits under the CARES Act Agreements. In making the determination of how to reduce compensation to comply with the CARES Act Agreements, the Committee prioritized the delivery of base salary and short-term incentives and determined that required compensation reductions would be made first from 2021 LTI awards, and if necessary, further reductions were made to the 2021 Recovery Performance Program Performance-Based RSUs.
Based on the rolling 12-month counting methodology under the CARES Act Agreements, the compensation limits for Messrs. Kirby and Hart are impacted by the timing of their 2020 promotions to the roles of CEO and President, respectively, and the related 2020 grants of awards in connection with such promotions. In May 2021, Mr. Hart received an award for a portion of his 2021 short-term incentive opportunity and Messrs. Kirby and Hart each received an award for a portion of his 2021 long-term incentive, in each case relating to a portion of the target opportunity level that was no longer restricted by the CARES Act Agreements.
Base Salary.   The base salary level for each NEO was the same in 2021 as in 2020, except that the base salary increase for Mr. Nocella (from $625,000 to $700,000) that was approved by the Committee in February 2020 and scheduled to become effective on April 1, 2020 was not implemented in 2020 as a result of the Company’s aggressive liquidity and cost-cutting initiatives in response to the COVID-19 pandemic. In February 2021, the Committee lifted the suspension of the above referenced base salary increase for Mr. Nocella effective as of April 1, 2021.
Short-term Incentives.   Our 2021 Program was centered around a new one-year Recovery Performance Program designed to reward our management team for its execution of the priorities that would prepare and equip the Company for recovery from the effects of the COVID-19 pandemic on the airline industry and future success. The Recovery Performance Program was implemented through a short-term Performance-Based RSU award that was settled in shares of Company common stock. The performance measures were designed to focus management on the factors that, if successful, will lead to higher revenues and lower CASM-ex, which we anticipate will result in higher profit margin and earnings. We believe that increasing the Company’s profit margin and earnings is the best way to drive sustainable increases in our stock price. The performance measures under the 2021 Recovery Performance Program award consisted of NPS, structural cost reductions, and adjusted core
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cash burn. The Company’s overall performance achieved under the 2021 Recovery Performance Program incentives was 188.8% of the target level and the awards were settled in stock in the first quarter of 2022.
Generally, a recipient of a Performance-Based RSU award must remain continuously employed from the date of grant through the last day of the performance period in order to be eligible for vesting of the award. However, if employment is terminated by reason of death or disability, then the award vests on a pro-rated basis (based on the number of days worked during the performance period and with vesting at the target level).
Long-term Incentives.   The portion of the 2021 LTI opportunity that was not limited by the CARES Act Agreements was granted in the form of time-vested and stock-settled RSUs with vesting in six-month increments over a two-year period (on August 31st and February 28th) beginning in August 2021. This design was established to provide enhanced compensation stability and retentive features to the LTI award during a multi-year period in which employees subject to compensation limits under the CARES Act Agreements, including the NEOs, would not receive the intended target compensation levels and were already impacted by the significant reductions to the 2020 compensation levels. The Committee also recognized the difficulty in selecting appropriate long-term performance metrics and establishing related long-term performance goals in a way that would provide meaningful incentives to drive performance in light of continued uncertainty in the business environment related to the unpredictability of the COVID-19 pandemic. In addition, at the time that the 2021 compensation design was approved, the length of the CARES Act restricted period had a potential to extend for more than five years and the shortened vesting of the 2021 long-term equity award was considered in light of the retention challenges associated with a potential inability to grant target levels of compensation over multiple years.
The 2021 time-vested RSUs vest in full upon the holder’s death or disability. Upon retirement, the RSUs vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date. The holder of RSUs will be eligible to receive any dividends or other distributions paid or distributed with respect to the shares subject to such RSUs at the time the RSUs vest, if at all. In consideration of the 2021 time-vested RSU awards, the award agreements include restrictive covenants, including post-separation obligations related to confidentiality, non-competition and non-solicitation.
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Outstanding Equity Awards at 2021 Fiscal Year-End
The following table presents information regarding the outstanding equity awards held by each named executive officer as of December 31, 2021. In accordance with SEC reporting requirements, if performance through 2021 has exceeded the entry level, then the year-end number of Performance-Based RSUs that have not vested and the related payout value shown in the table below is based on achieving the next higher performance measure that exceeds the performance achieved through the 2021 fiscal year.
At year-end 2021, the 2020 Performance-Based RSUs were estimated at the target level and therefore are shown at the stretch level (200% of the target opportunity). The final determination of the value of the award will be made based upon the achievement of the performance conditions and the value of the Common Stock at the time of vesting.
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	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Scott Kirby	158,479(1)	—	58.69	8/29/23	—	—	—	—
	106,214(1)	53,107	58.69	8/29/26	—	—	—	—
	—	306,865(2)	110.21	12/04/29	—	—	—	—
	—	—	—	—	11,654(3)	510,212(6)	—	—
	—	—	—	—	85,873(4)	3,759,520(6)	—	—
	—	—	—	—	85,471(5)	3,741,920(6)	—	—
	—	—	—	—	—	—	80,760(7)	3,535,673(8)
Brett Hart	14,347(9)	7,174	77.56	6/14/27	—	—	—	—
	—	—	—	—	3,224(10)	141,147(6)	—	—
	—	—	—	—	5,161(3)	225,949(6)	—	—
	—	—	—	—	58,859(4)	2,576,847(6)	—	—
	—	—	—	—	15,931(5)	697,459(6)	—	—
	—	—	—	—	—	—	37,256(7)	1,631,068(8)
Gerald Laderman	—	—	—	—	4,828(3)	211,370(6)	—
	—	—	—	—	11,618(4)	508,636(6)	—	—
	—	—	—	—	23,429(5)	1,025,722(6)	—	—
	—	—	—	—	—	—	34,852(7)	1,525,821(8)
Linda Jojo	9,565(9)	4,783	77.56	6/14/27	—	—	—	—
	—	—	—	—	2,149(10)	94,083(6)	—	—
	—	—	—	—	12,819(11)	561,216(6)	—	—
	—	—	—	—	4,662(3)	204,102(6)	—	—
	—	—	—	—	11,217(4)	491,080(6)	—	—
	—	—	—	—	23,872(5)	1,045,116(6)	—	—
	—	—	—	—	—	—	33,650(7)	1,473,197(8)
Andrew Nocella	—	—	—	—	25,638(11)	1,122,432(6)	—	—
	—	—	—	—	3,568(3)	156,207(6)	—	—
	—	—	—	—	11,217(4)	491,080(6)	—	—
	—	—	—	—	20,127(5)	881,160(6)	—	—
	—	—	—	—	—	—	33,650(7)	1,473,197(8)
(1)
In connection with joining the Company, Mr. Kirby received a sign-on transition award consisting of premium-priced stock options (with an exercise price that was set at 25% higher than the closing stock price on the date of grant). The options are split into two awards, one with a seven-year term ending August 29, 2023 that vested in one-third increments on August 29, 2017, 2018 and 2019, and one with a

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ten-year term ending August 29, 2026 that vested or will vest in one-third increments on August 29, 2020, 2021 and 2022, subject to continued employment through each vesting date.
(2)
In connection with the CEO transition process, Mr. Kirby received an award in December 2019 of premium-priced stock options (with an exercise price that was set 25% higher than the closing stock price on the date of grant). The options have a ten-year term and vest in accordance with the following schedule: (i) 11% of the options will vest on May 20, 2023; (ii) 22% of the options will vest on May 20, 2024; (iii) 22% of the options will vest on May 20, 2025; (iv) 22% of the options will vest on May 20, 2026; (v) 11% of the options will vest on May 20, 2027; and (vi) 12% of the options will vest on May 20, 2028, subject to continued employment through each vesting date.

(3)
Represents the final one-third of RSUs granted in 2019 which vested in one-third increments on February 28, 2020, 2021 and 2022, subject to continued employment through each vesting date.

(4)
Represents RSUs granted in 2020 which vested or will vest in one-third increments on February 28, 2021, 2022 and 2023, subject to continued employment through each vesting date.

(5)
Represents RSUs granted in 2021 which vested or will vest in 25% increments on August 31, 2021, February 28, 2022, August 31, 2022 and February 28, 2023, subject to continued employment through each vesting date.

(6)
The market value shown in the table was calculated based on the number of RSUs held as of December 31, 2021 multiplied by the closing price per share of Common Stock on December 31, 2021 ($43.78).

(7)
Represents Performance-Based RSU awards granted in 2020 assuming that the awards achieve the “stretch” level of performance (200% of the target opportunity). Vesting of these awards is subject to the Committee’s certification of achievement of specified performance conditions (Company pre-tax margin and relative NPS performance versus industry peers) for the January 1, 2020 through December 31, 2022 performance period and continued employment through each vesting date.

(8)
The market value of the unvested Performance-Based RSUs shown in the table was calculated based on the number of unvested RSUs as of December 31, 2021 that represent the level of performance as reflected in footnote 7 to this table, multiplied by the closing price per share of Common Stock on December 31, 2021 ($43.78). Subject to achievement of the specified performance conditions, the 2020 Performance-Based RSUs will be settled in shares of Company common stock.

(9)
Represents special stock option awards granted to Mr. Hart and Ms. Jojo on June 14, 2017. These awards vested or will vest in one-third increments over the third, fourth and fifth anniversary of the date of grant (June 14, 2020, 2021 and 2022), subject to continued employment through each vesting date.

(10)
Represents special RSU awards granted to Mr. Hart and Ms. Jojo on June 14, 2017. These awards vested or will vest in one-third increments on June 14, 2020, 2021 and 2022, subject to continued employment through each vesting date.

(11)
Represents special RSU awards granted to Ms. Jojo and Mr. Nocella on February 21, 2020. These awards vest in one-third increments over the third, fourth and fifth anniversary of the date of grant (February 21, 2023, 2024 and 2025), subject to continued employment through each vesting date.

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Option Exercises and Stock Vested for 2021
The following table presents information regarding the vesting of RSUs and Performance-Based RSUs during 2021. There were no option exercises by the named executive officers during 2021.
Stock Awards
Name	Number of Units Vesting (#)	Value Realized on Vesting ($)
Scott Kirby	13,666(1)	719,925(1)
	11,654(2)	613,933(2)
	42,936(3)	2,261,868(3)
	28,489(4)	1,325,023(4)
	69,922(5)	3,061,185(5)
	88,531(6)	3,875,887(6)
Brett Hart	5,810(1)	306,071(1)
	5,161(2)	271,881(2)
	29,429(3)	1,550,320(3)
	5,310(4)	246,968(4)
	30,966(5)	1,355,691(5)
	47,854(6)	2,095,048(6)
	3,223(7)	179,650(7)
Gerald Laderman	3,315(1)	174,634(1)
	4,828(2)	254,339(2)
	5,808(3)	305,965(3)
	7,809(4)	363,197(4)
	28,968(5)	1,268,219(5)
	27,216(6)	1,191,516(6)
Linda Jojo	4,873(1)	256,710(1)
	4,662(2)	245,594(2)
	5,608(3)	295,429(3)
	7,957(4)	370,080(4)
	27,970(5)	1,224,527(5)
	26,278(6)	1,150,451(6)
	2,149(7)	119,785(7)
Andrew Nocella	3,905(1)	205,715(1)
	3,568(2)	187,962(2)
	5,608(3)	295,429(3)
	6,709(4)	312,036(4)
	21,406(5)	937,155(5)
	26,023(6)	1,139,287(6)

(1)
Represents the vesting on February 28, 2021 of one-third of the time-vested RSUs granted in 2018 and valued based on the closing price per share of Common Stock on the vesting date ($52.68 on February 26, 2021).

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(2)
Represents the vesting on February 28, 2021 of one-third of the time-vested RSUs granted in 2019 and valued based on the closing price per share of Common Stock on the vesting date ($52.68 on February 26, 2021).

(3)
Represents the vesting on February 28, 2021 of one-third of the time-vested RSUs granted in 2020 and valued based on the closing price per share of Common Stock on the vesting date ($52.68 on February 26, 2021).

(4)
Represents the vesting on August 31, 2021 of 25% of the time-vested RSUs granted in 2021 and valued based on the closing price per share of Common Stock on the vesting date ($46.51).

(5)
Represents Performance-Based RSU awards granted in 2019 that vested based on the Company’s achievement of improvement in pre-tax margin performance relative to industry peers over the three-year performance period January 1, 2019 through December 31, 2021. Pursuant to the terms of the award agreements, the 2019 Performance-Based RSU awards were settled in stock in the first quarter of 2022 following certification by the Committee that the Company achieved above the stretch level of performance (200% of target). The value realized on vesting is based on the closing price per share of Common Stock at the end of the performance period ($43.78 per share on December 31, 2021).

(6)
Represents 2021 Performance Recovery Program Performance-Based RSU awards granted in February 2021 that vested based on the Company’s 2021 performance with respect to NPS, structural cost reductions and adjusted core cash burn. Pursuant to the terms of the award agreements, these 2021 Performance Recovery Program Performance-Based RSU awards were settled in stock in the first quarter of 2022 following certification by the Committee that the Company achieved between the target and stretch levels of performance (188.8% of target). The value realized on vesting is based on the closing price per share of Common Stock at the end of the performance period ($43.78 per share on December 31, 2021).

(7)
Represents the vesting on June 14, 2021 of one-third of retention awards granted to Mr. Hart and Ms. Jojo in the form of time-vested RSU awards (stock-settled) and valued based on the closing price per share of Common Stock on the vesting date ($55.74).

2021 Pension Benefits Table
Prior to the 2010 merger, Continental Airlines maintained a SERP benefit for Mr. Laderman that provides an annual retirement benefit expressed as a percentage of his final average compensation. The SERP is not a current element of the Company’s compensation program. For Mr. Laderman, final average pay used in the SERP calculation was frozen as of December 31, 2010 and the SERP benefit was fully frozen as of December 31, 2013. Mr. Laderman also participates in the Continental Retirement Plan (“CARP”), which was frozen as of December 31, 2013.
The following table sets forth information as of December 31, 2021 for Mr. Laderman concerning the present value of his accumulated benefits under the CARP, which was frozen with respect to all management and administrative employees, including officers, as of December 31, 2013, and his SERP benefit. The SERP amounts shown in this Proxy Statement reflect an estimated Medicare tax indemnification that is expected to be paid by the Company in the year Mr. Laderman retires or terminates.
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Name	Plan Name	Number of Years of Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Gerald Laderman	CARP	23.3	831,157	0
	SERP	19.0	3,954,262	0

(1)
Years of credited service recognized under the SERP differ from actual service with the Company. Actual Company service (including Continental service) through December 31, 2013 is shown with respect to the CARP.

(2)
The assumptions used to calculate the present value of accumulated benefits under CARP and SERP, including those shown in the 2021 Summary Compensation Table, are set forth in the table below. These assumptions are primarily the same as those used for pension plan accounting under FASB ASC Topic 715-20 “Compensation—Retirement Benefits—Defined Benefit Plans—General” (“ASC 715-20”), as of each measurement date with three exceptions: pre-retirement mortality; pre-retirement turnover; and the age at which participants are assumed to retire.

Narrative to Pension Benefits Table
Measurement Date
Assumption	12/31/2019	12/31/2020	12/31/2021
Discount Rate and Lump Sum Interest Rate:
• CARP	3.64%	2.82%	2.97%
• SERP	4.40%	4.40%	4.40%
Lump Sum Election	100%	100%	100%
Pre-retirement Turnover	None	None	None
Mortality Assumption:
• Pre-retirement	None	None	None
• Lump Sum—CARP	2021 IRS 417(e) Table	2021 IRS 417(e) Table projected with mortality improvement scale MP-2020 through the year of commencement	2022 IRS 417(e) Table projected with mortality improvement scale MP-2021 through the year of commencement
• Lump Sum—SERP	2019 IRS 417(e) Table	2019 IRS 417(e) Table	2019 IRS 417(e) Table
Assumed Retirement Age (earliest unreduced age):
• CARP	Age 65	Age 65	Age 65
• SERP	Age 60 (or current age if older)	Age 60 (or current age if older)	Age 60 (or current age if older)
CARP.   The CARP is a non-contributory, defined benefit pension plan in which substantially all of Continental’s non-pilot domestic employees (including Mr. Laderman) were entitled to participate. During 2021, the Company contributed $375 million to the CARP.
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Effective December 31, 2013, the Company froze benefit accruals under the CARP for all management and administrative employees, including Mr. Laderman. Effective January 1, 2014, all management and administrative employees of the Company, including the named executive officers, participate in defined contribution plans. In addition, management employees with compensation greater than the tax-qualified plan limit, including officers, participate in the United Airlines, Inc. Management Cash Direct & Cash Match Program. The Company’s decision to freeze the CARP was part of the Company’s efforts to standardize management and administrative benefits following the 2010 merger with Continental.
The CARP benefit is based on a formula that utilizes final average compensation and service while one was an eligible employee of Continental. Compensation used to determine benefits is regular pay, which includes salary deferral elections under broad-based employee programs (such as United’s 401(k) plan), but excludes bonuses, taxable income derived from group term life insurance, payments pursuant to profit sharing plans, and any form of non-cash or incentive compensation. A limit of $170,000 is applied to each year of compensation. Final average compensation is based on the highest five consecutive calendar years of compensation of the ten most recent calendar years of employment. The final average compensation used to calculate the frozen accrued CARP benefit for Mr. Laderman is $170,000.
The benefit under the CARP is calculated as (A) times (B), where:
(A)
is 1.19% of final average compensation plus 0.45% of the final average compensation in excess of the participant’s average Social Security wage base; and

(B)
is credited service, limited to 30 years.

Normal retirement under the CARP is age 65, but a participant is entitled to receive a reduced benefit after attaining either age 55 with 10 years of service or age 50 with 20 years of service. The early retirement benefit is the same as the normal retirement benefit, but actuarially reduced from age 65 to the early retirement age. Mr. Laderman was eligible for early retirement as of December 31, 2021.
The CARP benefit can be received as a single life annuity or an actuarially equivalent contingent annuity with 50%, 66-2∕3%, 75%, or 100% of the participant’s payments continuing for the life of the surviving spouse following the participant’s death, or as an actuarially equivalent lump sum. The lump sum payment option is not available if the participant terminates before being eligible for either normal or early retirement.
Frozen SERP.   The SERP benefit originally was granted in connection with Mr. Laderman’s employment agreement with Continental and will be offset by amounts paid or payable under the CARP. These benefits are not protected from bankruptcy, are subject to the rights of creditors of the Company, and are not protected by the Pension Benefit Guaranty Corporation. Continental provided the SERP benefits to address the compensation limits under CARP and to encourage retention by enhancing the financial value of continued employment with Continental. Mr. Laderman’s SERP benefit was partially frozen as of December 31, 2010 and fully frozen as of December 31, 2013.
Payouts under the SERP are based on final average compensation, which was frozen as of December 31, 2010 for all SERP participants, and credited years of service, which was frozen as of December 31, 2013 for Mr. Laderman. Under the SERP, final average compensation means the greater of a specified minimum amount or the average of the participant’s highest five years of compensation during their last ten calendar years through the 2010 freeze date. For purposes of such calculation, compensation includes salary and cash bonuses but excludes certain other award payments, such as proceeds from awards under any option or stock incentive plan and any cash awards paid under a long-term incentive plan. The final average compensation used to calculate the frozen SERP accrued benefit is $655,357 for Mr. Laderman and credited years of service recognized under the SERP began January 1, 2000 for Mr. Laderman. Mr. Laderman received one additional credited year of service under the SERP for each actual year of service during the period 2000 through 2004. This additional service credit was
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provided as a retention incentive. The portion of the Present Value of Accumulated Benefits attributable to years of service credited under the SERP that are greater than actual years worked while participating in the SERP is $1,153,460 for Mr. Laderman.
The benefit under the SERP is defined as a single life annuity, which is (a) times (b) minus (c), where:
(a)
is 2.50% of final average compensation;

(b)
is credited service; and

(c)
is the benefit payable from the CARP.

The Company will increase the amount for the executive’s portion of any Medicare payroll tax incurred in connection with the SERP payout (plus income taxes on such indemnity payment). This Medicare tax indemnity is expected to be paid in the year the executive terminates.
Normal retirement under the SERP is age 60, but an officer is entitled to receive a reduced benefit upon the earlier of attaining age 55 or completing 10 years of actual service under the SERP. The benefit is payable as a lump sum, which is the actuarial equivalent of the single life annuity benefit payable at age 60. The lump sum is calculated using the same mortality table disclosed in the footnote to the financial statements for SERP (the Internal Revenue Service (“IRS”) prescribed 417(e) table). It is also calculated using an interest rate that is the average of the Moody’s Aa Corporate Bond rate for the three-month period ending on the last day of the second month preceding payment.

Potential Payments upon Termination or Change in Control
This section quantifies and describes potential payments that may be made to our named executive officers upon termination of employment or upon a change in control of the Company assuming that such event had occurred on December 31, 2021. This section does not include payments for awards that already were earned or vested as of December 31, 2021. The 2021 Recovery Performance Program Performance-Based RSUs and the 2019 Performance-Based RSUs for the 2019-2021 performance period are included in the Option Exercises and Stock Vested for 2021 table. This section describes the termination benefits of our continuing named executive officers as provided under the terms of the Company’s Executive Severance Plan and, as applicable, outstanding incentive compensation awards.
Termination Benefits under the Executive Severance Plans and Award Agreements
As of December 31, 2021, each of our NEOs were eligible for termination benefits pursuant to the Company’s Executive Severance Plan. The Company’s incentive awards also specify benefits and obligations under certain separation scenarios. Below is a narrative description of potential payments to these NEOs upon the following separation scenarios:
•
termination for “cause;”

•
retirement (only Mr. Laderman was eligible at year-end) or resignation without “good reason;”

•
termination due to death or disability;

•
involuntary termination without “cause” or voluntary termination for “good reason;” and

•
a change in control.

A tabular summary of the estimated payments and benefits for each of these officers as of December 31, 2021 is set forth below the narrative descriptions of these scenarios.
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Termination for “Cause”
Upon a termination for “cause,” our named executive officers are not entitled to any additional payments or benefits. However, upon any termination of employment, including a termination for “cause,” Mr. Laderman would retain his frozen SERP benefits.
•
Frozen SERP benefit.   The value of the frozen SERP benefit as of December 31, 2021 is set forth in the 2021 Pension Benefits Table and the benefits are described under “Narrative to Pension Benefits Table.” This is a frozen benefit and there is no enhancement of this benefit under any separation scenario. The SERP benefit payable is not affected by the cause of termination, other than death. Assuming a termination on December 31, 2021 other than due to death, the lump sum benefit payable to Mr. Laderman would have been $4,716,956 (payable on July 1, 2022). Assuming a termination on December 31, 2021 due to death, the lump sum benefit would have been $2,103,194, payable to the surviving spouse on January 1, 2022. The SERP benefits were calculating using the assumptions in effect as of January 1, 2022, including a lump sum interest rate of 2.79% and the 2022 IRS prescribed 417(e) table for mortality assumptions.

Retirement or Resignation without “Good Reason”
Mr. Laderman was retirement eligible on December 31, 2021 and was entitled to the retirement benefits described below. Such benefits are in addition to his frozen SERP benefit described above. The remaining NEOs were not retirement eligible as of December 31, 2021 and therefore voluntary separation would be treated as resignation without “good reason” (as defined in the Executive Severance Plan). The only separation benefit provided to the remaining NEOs would be lifetime flight benefits. Each of our NEOs (other than Mr. Nocella) was eligible for lifetime flight benefits as of December 31, 2021, which eligibility requires five years of Company service.
•
Performance-Based RSUs.   Retirement eligible participants receive payments (pro-rata through the retirement date) under the Performance-Based RSUs if and when actively employed participants receive payments based on the Company’s actual performance results through the end of the performance period. The performance period for the 2020 awards ends on December 31, 2022. Assuming retirement at December 31, 2021, Mr. Laderman would be eligible for payment of two-thirds of the 2020 awards based on the Company’s actual performance achieved through December 31, 2022.

As an estimate of the future payment to Mr. Laderman, the termination table set forth below includes two-thirds of the estimated value of the 2020 Performance-Based RSUs assuming the awards meet the stretch level of performance. These calculations are based on the estimates used in the Outstanding Equity Awards at 2021 Fiscal Year-End table and the closing price per share of Common Stock on December 31, 2021 ($43.78).
No amounts are payable under the Performance-Based RSU awards upon a voluntary resignation without “good reason” and therefore no amounts have been included for these awards under this scenario for Messrs. Kirby, Hart, and Nocella and Ms. Jojo.
•
Time-vested RSUs.   The time-vested RSUs granted to Mr. Laderman vest on a pro-rata basis with respect to the portion of the award scheduled to vest on the next vesting date and the remainder of the time-vested RSUs are forfeited. The estimated retirement benefit amounts shown in the separation table for Mr. Laderman were calculated based on a pro-rata portion of the value of such awards included in the Outstanding Equity Awards at 2021 Fiscal Year-End table, which represents the portion of the awards which vested on February 28, 2022.

•
Stock Options.   The unvested stock options held by Messrs. Kirby and Hart and Ms. Jojo terminate upon resignation without “good reason.” Messrs. Kirby and Hart and Ms. Jojo are the only named executive officers who held unvested stock options on December 31, 2021.

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Executive Compensation
•
Continuation Coverage Benefits.   Upon any termination other than for “cause,” Mr. Laderman is eligible to receive continued coverage under the Company’s health and welfare benefit plans for himself and his eligible dependents at rates equivalent to those paid by similarly-situated employees who continue in service until he is eligible for Medicare (but in no event beyond age 65). This benefit was preserved from the terms of Mr. Laderman’s pre-merger employment agreement. The remaining named executive officers do not have post-separation continuation coverage benefits upon retirement or voluntary resignation without “good reason.”

•
Flight Benefits.   Upon any termination other than for “cause,” flight benefits are provided to each of the named executive officers (other than Mr. Nocella) for the remainder of the executive’s lifetime, subject to an annual limit. The Company previously adopted a policy to eliminate tax indemnification for post-separation perquisites, however Mr. Laderman had grandfathered rights to post-separation tax reimbursements. Upon death, Mr. Laderman’s survivors will receive a limited flight benefit. Mr. Nocella was not eligible for lifetime flight benefits as of December 31, 2021, which benefits require five years of Company service.

Termination Due to Death or Disability
If a named executive officer terminated employment due to death or disability on December 31, 2021, in addition to applicable benefits as described above, the officer would have been entitled to the following benefits:
•
Performance-Based RSUs.   Upon death or disability, the 2020 Performance-Based RSU awards vest at the target level and are paid out immediately on a pro-rata basis. As an estimate of the payment to the named executive officers in the termination tables set forth below, two-thirds of the target opportunity under the 2020 awards has been included with the estimated payout value determined based on the closing price per share of Common Stock on December 31, 2021 ($43.78).

•
Time-Vested RSUs.   The time-vested RSU awards vest in full upon death or disability. The value of each time-vested RSU was estimated based on the closing price of a share of Common Stock on December 31, 2021 ($43.78 per share).

•
Stock Options.   Outstanding unvested stock options vest in full upon death or disability. Messrs. Kirby and Hart and Ms. Jojo are the only named executive officers who held unvested stock options on December 31, 2021. The value, if any, of the acceleration of vesting of the unexercisable stock options would be estimated based on the difference between the applicable option exercise price and the closing price of a share of Common Stock on December 31, 2021 ($43.78 per share). No value is included for stock options in the separation table estimates because the exercise price for all of the outstanding stock options exceeded the closing price of a share of Common Stock on December 31, 2021.

•
Continuation Coverage Benefits.   In the case of death, the named executive officers’ beneficiaries are entitled to receive proceeds of life insurance benefits equal to three times base salary (up to a maximum of $3 million) at the time of death. In the case of disability, the named executive officer is eligible to receive monthly benefits under the Company’s applicable disability policies. There is no additional cost to the Company associated with payments under these disability policies and therefore no additional amounts are included in the tables with respect to these policies.

Involuntary Termination Without “Cause” or Voluntary Termination for “Good Reason”
If any of the named executive officers was terminated by the Company without “cause” or terminated voluntarily for “good reason” (as defined in the Company’s Executive Severance Plan) on December 31, 2021, in addition to the applicable benefits described above, the named executive officer would have been entitled to the following:
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•
Cash Severance.   Under the Executive Severance Plan, the named executive officers would receive a cash severance payment equal to two times the sum of the executive’s (i) base salary (Kirby—$1,000,000, Hart—$775,000, Laderman—$725,000, Nocella—$700,000; and Jojo—$700,000) and (ii) AIP target bonus percentage (Kirby—250%; Hart—175%; Laderman—106%; Nocella—106%; and Jojo—106% of base salary) multiplied by year-end base salary. See the CD&A for a discussion on the salary levels in effect during 2021.

The estimated severance payments included in the tables are calculated using the target opportunity percentages referenced above which were in effect as of December 31, 2021. However, in an actual separation event, if the officer was expected to be a named executive officer for the year of termination, then the Executive Severance Plan specifies that the payment calculation uses the target opportunity percentage that was applicable in the year prior to the separation event. To the extent permitted under Section 409A of the Code, the severance payment is made in one lump sum payment and, if the payment is subject to a six-month delay, interest will be paid on the delayed payment.
•
Performance-Based RSUs.   Upon an involuntary termination without cause or voluntary termination for good reason, Mr. Laderman would receive payment for the Performance Based RSUs based on his retirement eligibility described above. For the remaining NEOs, such awards would be forfeited.

•
Time-vested RSUs.   Mr. Laderman would vest with respect to a pro-rata portion of the time-vested RSUs scheduled to vest on the next vesting date as described above based on his retirement eligibility. Mr. Laderman’s remaining time-vested RSUs would be forfeited and all time-vested RSUs held by the remaining named executive officers would be forfeited.

•
Stock Options.   Unvested stock options would be forfeited, except as described below in situations involving a change in control.

•
Continuation Coverage Benefits.   Mr. Laderman would receive continued coverage under the Company’s health and welfare benefits plans and continued life insurance benefits as set forth above. Each of the other named executive officers is eligible for continued coverage under the Company’s welfare benefit plans for themselves and their eligible dependents and continued life insurance for 24 months following termination (until December 31, 2023) or, if earlier, until the executive receives similar benefits from a subsequent employer. The continuation coverage benefits require the executives to pay for the benefits at rates equivalent to those paid by similarly-situated employees who continue in service and are subject to any Medicare or other coordination of benefits provisions under the applicable welfare benefit plan.

•
Outplacement Services.   Outplacement consulting services are provided for 12 months following termination. The estimated cost set forth in the tables below is based on our current contracted rates and officer position.

“Change in Control”
If a “change in control” of the Company had occurred on December 31, 2021, generally no payments or benefits would have been provided to the named executive officers unless there were also a qualifying termination of employment or as noted below. A “qualifying termination” includes involuntary termination without “cause” and voluntary termination for “good reason”. These payments and benefits are generally the same as those provided upon a qualifying termination without a change in control.
The outstanding time-vested RSU awards include a double-trigger with respect to a change in control, with vesting accelerated only if the holder terminates for “good reason” or upon a qualifying termination within
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Executive Compensation
two years of the change in control. The outstanding Performance-Based RSU awards also include double-trigger provisions and upon such trigger the performance goals would be deemed satisfied at the target level. Payments would require continued employment through the end of the performance period except in situations involving a qualifying termination event, death or disability. To satisfy requirements of Section 409A of the Code, a retirement eligible holder of Performance-Based RSUs would be eligible for an annual pro-rata payment. Payments with respect to the 2020 Performance-Based RSUs would be made on a pro-rated basis upon a qualifying termination event, death or disability. The sign-on stock option awards granted to Mr. Kirby (which have an exercise price that was set 25% higher than the closing price on the date of grant) would vest upon a change in control without a separate termination event. The stock option awards granted to Mr. Kirby in connection with the CEO transition and the stock options held by Mr. Hart and Ms. Jojo would only accelerate vesting if such executive experiences a qualifying termination within two years following a change in control. No value is included for stock options in the separation table estimates because the exercise price for all of the outstanding stock options exceeded the closing price of a share of Common Stock on December 31, 2021.
None of our named executive officers will be entitled to indemnification with respect to excise taxes under Section 4999 of the Code for a change in control. Instead, payments that would be subject to the excise tax will be reduced to the level at which the excise tax will not be applied unless the executive would be in a better net after-tax position by receiving the full payments and paying the excise tax.
Restrictive Covenants and Release Requirement
Our time-vested RSU awards include restrictive covenants related to non-solicitation, non-competition and no-hire provisions for a period of one year following termination of employment (except, with respect to the non-competition covenant, if such termination is an involuntary termination by the Company without “cause” or by the executive for “good reason”). Similar restrictive covenants apply under the terms of the stock option award granted to Mr. Kirby in 2019 and pursuant to surviving obligations under the prior employment agreements between the Company and Messrs. Hart and Laderman. In addition, each of the officers is bound by an obligation of confidentiality for an indefinite duration. The Company’s Executive Severance Plan contains a requirement to execute a release of claims in favor of the Company to receive the separation benefits under those arrangements.
Material Defined Terms and Calculation Methodologies and Assumptions
Material Defined Terms.   The terms “cause” and “good reason” as used above are defined under the Executive Severance Plan and are summarized below.
•
“Cause” means, in general, (i) gross neglect or willful gross misconduct; (ii) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (iii) the executive’s commission of an act of deceit or fraud intended to result in personal and unauthorized enrichment of the executive at the Company’s expense; (iv) a material breach of a material obligation of the executive under the Company’s Bylaws or pursuant to any award or agreement with the executive; (v) the executive’s abuse of alcohol or drugs rendering the executive unable to perform the material duties and services required by his position; or (vi) a material violation of Company policies.

•
“Good Reason” means, in general, (i) a material diminution in the executive’s authority, duty or responsibilities; (ii) a material diminution in the executive’s base salary, except as part of an across-the-board reduction in salary; (iii) a relocation of the executive’s principal place of employment by more than 50 miles; or (iv) a material breach by the Company of the Executive Severance Plan.

•
“Change in Control” means, in general, the occurrence of any one of the following events: (i) certain acquisitions by a third-party or third-parties, acting in concert, of at least a specified threshold percentage of the Company’s then outstanding voting securities; (ii) consummation of certain mergers or consolidations of the Company with any other corporation; (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company; (iv) consummation of certain

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sales or dispositions of all or substantially all the assets of the Company; or (v) certain changes in the membership of the Company’s board of directors.
Calculation Methodologies and Assumptions.   For purposes of quantifying the payments and estimated benefits disclosed in the foregoing tables, the Company utilized the assumptions and methodologies described below to calculate the applicable costs to the Company.
•
Continuation Coverage benefits.   The expected future present values of medical and prescription drug coverage and life insurance benefits that are continued for a pre-defined period following certain qualifying triggering events was determined based on the assumptions used for financial reporting purposes (i.e., FASB ASC 715-20-50 assumptions) using a discount rate of 2.82%. The expected future present values for the continuation coverage benefits were based on 2022 employer gross costs, including employer contributions to the health care savings and reimbursement accounts less employee contributions based on 2022 coverage elections. The estimates use a health care cost trend related to the medical and prescription drug benefits (including employer and employee contributions) of 5.6% in 2022, grading down to 4.5% in 2033. The separation scenarios include the portion of the benefits that is greater than the benefit that would be provided to all management employees. The value of the continued life insurance benefits was calculated using the January 2022 term life insurance cost to the Company of purchasing this coverage and assuming no cost increase because the premium is not age-related.

•
Flight benefits and related tax reimbursements.   The value of lifetime travel privileges was determined by utilizing the following assumptions: (i) executive and eligible family members and significant others continue to utilize the travel benefit for a period of 20 years following termination; (ii) the level of usage for each year is the same as the actual usage was for the executive and such persons for 2021; and (iii) the incremental cost to the Company for providing travel benefits for each year is the same as the actual incremental cost incurred by the Company for providing travel benefits to the executive and eligible family members and significant others for 2021. Based on these assumptions, the Company determined the value of lifetime travel benefits by calculating the present value of the assumed incremental cost of providing the benefit to the executive and the executive’s eligible family members over a 20-year period using a discount rate of 2.82%. The tax indemnification on lifetime flight benefits was determined utilizing the same three assumptions stated above. Using these assumptions, the Company determined the value of the indemnification by calculating the present value of the executive’s future assumed annual tax indemnification (equal to the executive’s actual 2021 tax indemnity) over a 20-year period using a discount rate of 2.82%.

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Executive Compensation
Estimate of Mr. Kirby’s Potential Post-Employment Payments and Benefits as of December 31, 2021
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	7,000,000	0	7,000,000
Long-Term Incentives
Time-vested RSUs (2019, 2020 and 2021)	0	8,011,652	8,011,652	0	0	8,011,652
Performance-Based RSUs (2020-2022)	0	1,178,558	1,178,558	0	0	1,178,558
2016 Sign-on Stock Option Awards(1)	0	0	0	0	0	0
2019 CEO Transition Stock Option Award (1)	0	0	0	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	45,857	0	45,857
Life Insurance	0	0	0	1,522	0	1,522
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	156,652	0	156,652	156,652	0	156,652

(1)
The exercise prices for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2021.

Estimate of Mr. Hart’s Potential Post-Employment Payments and Benefits as of December 31, 2021
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	4,262,500	0	4,262,500
Long-Term Incentives
Time-vested RSUs (2019, 2020 and 2021)	0	3,500,255	3,500,255	0	0	3,500,255
Performance-Based RSUs (2020-2022)	0	543,689	543,689	0	0	543,689
2017 Special Award—Time vested RSUs	0	141,147	141,147	0	0	141,147
2017 Special Award—Stock Options(2)	0	0	0	0	0	0
Continuation Coverage Benefits
Health and Welfare	0	0	0	84,175	0	84,175
Life Insurance	0	0	0	1,522	0	1,522
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	56,594	0	56,594	56,594	0	56,594

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(2)
The exercise price for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2021.

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Executive Compensation
Estimate of Mr. Laderman’s Potential Post-Employment Payments and Benefits as of December 31, 2020
Type of Payment or Benefit	Retirement ($)(1)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(2)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,987,000	0	2,987,000
Long-Term Incentives
Time-vested RSUs (2019, 2020 and 2021)	807,566	1,745,728	1,745,728	807,566	0	807,566
Performance-Based RSUs (2020-2022)	508,607	508,607	508,607	508,607	0	508,607
Continuation Coverage Benefits
Health and Welfare	20,698	11,427	20,698	20,698	0	20,698
Life Insurance	519	0	519	519	0	519
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	54,159	0	54,159	54,159	0	54,159
Tax Indemnification on Flight Benefits	179,858	0	179,858	179,858	0	179,858

(1)
The time-vested RSUs and the Performance-Based RSUs would be paid in accordance with the retirement separation based on Mr. Laderman’s retirement eligibility at December 31, 2021. The 2020 Performance-Based RSUs reflect pro-rata (2/3) payment at “stretch” level performance.

(2)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

Estimate of Ms. Jojo’s Potential Post-Employment Payments and Benefits as of December 31, 2021
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,884,000	0	2,884,000
Long-Term Incentives
Time-vested RSUs (2019, 2020 and 2021)	0	1,740,298	1,740,298	0	0	1,740,298
Performance-Based RSUs (2020-2022)	0	491,066	491,066	0	0	491,066
2017 Special Award—Time vested RSUs	0	94,083	94,083	0	0	94,083
2017 Special Award—Stock Options(2)	0	0	0	0	0	0
2020 Special Award—Time vested RSUs	0	561,216	561,216	0	0	561,216
Continuation Coverage Benefits
Health and Welfare523	0	0	0	33,994	0	33,994
Life Insurance	0	0	0	1,523	0	1,523
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000
Flight Benefits	14,720	0	14,720	14,720	0	14,720

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

(2)
The exercise price for all outstanding stock options at year-end exceeded the Company’s closing stock price at December 31, 2021.

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Executive Compensation
Estimate of Mr. Nocella’s Potential Post-Employment Payments and Benefits as of December 31, 2021
Type of Payment or Benefit	Resignation without Good Reason ($)	Death ($)	Disability ($)	Involuntary Termination without Cause or Voluntary Termination for Good Reason ($)	Change In Control ($)(1)	Change In Control With Qualifying Termination ($)
Cash Severance	0	0	0	2,884,000	0	2,884,000
Long-Term Incentives
Time-vested RSUs (2019, 2020 and 2021)	0	1,528,447	1,528,447	0	0	1,528,447
Performance-Based RSUs (2020-2022)	0	491,066	491,066	0	0	491,066
2020 Special Award—Time vested RSUs	0	1,122,432	1,122,432	0	0	1,122,432
Continuation Coverage Benefits
Health and Welfare	0	0	0	26,650	0	26,650
Life Insurance	0	0	0	1,522	0	1,522
Perquisites
Outplacement Services	0	0	0	25,000	0	25,000

(1)
No benefits are changed or enhanced upon a change in control without a qualifying termination event.

2021 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO, Scott Kirby. The CEO pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In complying with the CEO pay ratio disclosure requirements, companies are permitted to use a variety of assumptions and methodologies. As a result, the CEO pay ratio reported by other companies may not be comparable with the ratio reported below since all results are impacted by the nature of each company’s compensation reward structure and employee demographics and the chosen assumptions and methodologies permitted under the SEC rules.
Ratio.   For the fiscal year that ended December 31, 2021, the estimated median annual total compensation of all employees of the Company (including our consolidated subsidiaries, but excluding our CEO) was $78,245 and the 2021 annual total compensation of our CEO, Mr. Kirby, was $9,845,064. Based on the foregoing, the estimated 2021 ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is estimated to be approximately 126 to 1.
Identifying the Median Employee and Calculating Total Compensation.   The CEO pay ratio disclosure rules require companies to identify a median employee only once every three years and to calculate total compensation for that median employee each year. Since our last median employee was identified in 2018, the Company has identified a new median employee for 2021. In our process for identifying the 2021 median employee, we also identified a group of alternate median employees with 2021 compensation substantially similar to the original median employee in order to provide alternate median employee if appropriate and as permitted under the CEO pay ratio disclosure rules.
For purposes of identifying the median employee, we utilized the dollar amount reported in Box 5 of the 2021 Form W-2 Wage and Tax Statement provided for each U.S. employee on the Company’s payroll as of December 31, 2021. This consistently applied compensation measure was chosen because it is a readily available measure for all U.S. employees and we believe it is a reasonable measure of total annual compensation. For purposes of identifying the median employee as of December 31, 2021, we determined that there were approximately 77,500
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active employees, of which approximately 85% were represented by various labor organizations. These employee totals are based on our internal payroll records and include employees of Company subsidiaries.
As of December 31, 2021, approximately 3,800 of our employees were located outside of the United States. Pursuant to the de minimis exemption provided under Item 402(u) of Regulation S-K, because our non-U.S. employees accounted for less than 5% of our total U.S. and non-U.S. employees, all our international employees were excluded from the determination of the median employee. Our Guam employees are included with our U.S. employees for purposes of these calculations.
As of December 31, 2021, our international employee locations and the number of excluded employees in each location were as follows: Argentina—122; Aruba—2; Australia—37; Bahamas—1; Belgium—39; Belize—15; Brazil—266; Canada—9; Cayman Islands—1; Chile—10; China—95; Colombia—44; Costa Rica—96; Dominican Republic—29; Ecuador—28; El Salvador—66; France—74; French Polynesia—2; Germany—124; Ghana—2; Guatemala—62; Honduras—44; Hong Kong—79; India—364; Ireland—11; Israel—26; Italy—16; Jamaica—1; Japan—463; Marshall Islands—29; Mexico—777; Micronesia (Federated States)—77; Netherlands—34; New Zealand—3; Nicaragua—16; Nigeria—3; Palau—17; Panama—55; Peru—31 Philippines—7; Portugal—21; Singapore—20; Saint Maarten—1; South Korea—1; South Africa—6; Spain—24; Sweden—1; Switzerland—11; Taiwan—47; Trinidad/Tobago—4; Turks and Caicos Islands—1; and United Kingdom—440. After taking into account the de minimis exemption, approximately 73,700 employees in the U.S. and no employees located outside of the U.S. were considered for identifying the median employee.
2022 Proxy Statement	113

Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, has advised the Company that he intends to present the following stockholder proposal at the Annual Meeting. Mr. Chevedden has indicated that he holds no fewer than 100 shares of Common Stock.
The text of the stockholder proposal and supporting statement appear exactly as received by the Company. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent and, as a result, the Company is not responsible for any inaccuracies the proposal or statement may contain. The stockholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent.
The Board unanimously recommends a vote “AGAINST” the stockholder proposal based on the reasons set forth in the Company’s Statement in Opposition following the stockholder proposal.
Proposal 4—Transparency on Lobbying
Whereas, full disclosure of United Airlines Holdings, Inc.’s (“United’s”) direct and indirect lobbying activities and expenditures to assess whether its lobbying is consistent with its expressed goals and in stockholder interests.
Resolved, stockholders request the preparation of a report, updated annually, disclosing:
1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by United used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Description of management’s and the Board’s decision-making process and oversight for making payments described in section 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which United is a member.
Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels. A lobbying activities alignment assessment is not encompassed by this proposal.
The report shall be presented to the Public Responsibility Committee and posted on United’s website.

Supporting Statement
United spent $44,192,118 from 2010—2020 on federal lobbying. This does not include state lobbying, where United also lobbies but disclosure is uneven or absent. For example, United spent $1,014,588 on lobbying in
114	2022 Proxy Statement

Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
California from 2010—2020. United’s lobbying attracts media attention, including baggage fees1 and CEO Kirby directly lobbying Congress over airline bailouts.2
United fails to disclose its memberships in or payments to trade associations and social welfare organizations or the amounts used for lobbying, including grassroots. Companies can give unlimited amounts to third party groups that spend millions on lobbying and often undisclosed grassroots activity, and these groups may be spending “at least double what’s publicly reported.”3 United serves on the boards of Airlines for America, the International Air Transport Association (IATA) and the Chamber of Commerce and belongs to the Business Roundtable, which altogether spent $207,814,400 on federal lobbying for 2019 and 2020.
Shareholders are concerned that United’s lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, United showed real leadership as the first US airline to publicly commit to a carbon emissions reduction target, yet IATA has lobbied to weaken carbon reduction regulations for international aviation.4 And United has spoken out against state voter restrictions, yet the Chamber lobbied against the For the People Act.5 According to the 2021 Harris Corporate Reputation Survey, United ranked 87th of the 100 most visible US companies.6 Shareholders believe reputational damage stemming from these misalignments could harm stockholder value, and thus urge United to expand its lobbying disclosure.
Please vote yes:
Transparency on Lobbying—Proposal 4

1
https://www.inc.com/bill-murphy-jr/delta-air-lines-united-airlines-american-airlines-just-won-a-staggering-victory-worth-billions-of-dollars-and-most-of-us-didnt-even-notice.html.

2
https://www.travelpulse.com/news/airlines/united-ceo-doing-his-own-lobbying-in-washington.html.

3
[sic]

4
https://www.theguardian.com/business/2020/apr/08/airlines-lobby-to-rewrite-carbon-deal-due-to-coronavirus.

5
https://thehill.com/business-a-lobbying/business-a-lobbying/554430-watchdog-group-launches-campaign-to-pressure?rl=1.

6
https://theharrispoll.com/axios-harrispoll-100/.

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Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities

Statement in Opposition to Item 4
The Board has carefully considered this proposal and, for the reasons set forth below, does not believe that it is in the best interests of the Company and its stockholders; therefore, it unanimously recommends a vote “AGAINST” the stockholder proposal.
As part of its analysis, the Board considered that a proposal on the topic of lobbying spending has been recently rejected by our stockholders in two prior annual meetings, gaining only 25% and 29% of the votes cast when presented during our 2019 annual meeting and 2020 annual meeting, respectively.
We believe it is in the best interests of our stockholders for the Company to be an effective participant in the policy advocacy process.
Airlines and the larger aviation industry are subject to extensive regulation at the federal and state levels and are involved in a number of legislative initiatives across a broad spectrum of policy areas that can have an immediate and dramatic effect on our business and operations. We ethically and constructively promote legislative and regulatory policies that further our business objectives and attempt to protect our interests from unreasonable, unnecessary, or burdensome legislative or regulatory actions at all levels of government. We actively participate in the policy advocacy process and maintain memberships with a variety of trade associations with the ultimate goal of promoting and protecting the economic future of the Company and our stockholders and employees. United’s ethics guidelines and relevant laws govern United’s activities in lobbying federal, state or local entities and such activities are disclosed to the extent required by law through appropriate government reporting processes.
We belong to a number of industry associations, which we believe gives us a platform to share and receive business expertise and technical knowledge for the betterment of our industry. This involvement also allows us to advocate for policies that encourage a thriving and competitive industry and business environment. While we acknowledge that some of these associations represent a diverse base of companies and industries with interests and policies that at times may not fully align with our own, we nevertheless believe that participating in these associations is beneficial to advancing our policies and the interests of our stockholders.
Additional information related to our public policy engagement efforts is publicly available in our Corporate Responsibility Report at https://crreport.united.com/.
United already publishes a substantial amount of the information requested by the proponent.
Over the past several years, we have made significant enhancements to our policies, procedures and disclosures relating to our lobbying activities. We continue to evaluate our lobbying disclosures more broadly, taking into consideration feedback from our stockholders. In the chart below, we illustrate how we have already responded to the disclosure elements requested by the proponent.
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Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
Elements of the Report Requested by the Proposal	Our Policy/Disclosures
Disclose “Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.”
The United Airlines, Inc. Lobbying and Political Activity Policy is disclosed in our Corporate Responsibility Report at https://crreport.united.com/. Highlights from this policy are provided below:
We believe that participating in policy advocacy in a transparent manner is key to good governance and an important way to promote healthy corporate citizenship. We participate in policy advocacy in order to advocate for the long-term interests of United because of the potential impact public policy can have on our businesses, employees, communities and customers. We advocate for policies that modernize infrastructure, advance industry sustainability goals, rationalize our tax burden, reduce unnecessary regulation, mitigate fuel cost and enhance global competitiveness in the airline industry, among other items. Our participation in policy advocacy is guided by compliance with all laws and regulations governing our policy advocacy and engaging in such advocacy in an ethical and transparent manner, consistent with our Code of Ethics and Business Conduct.
All of our policy advocacy, lobbying expenditures and related activities are intended to focus on promoting our business and strategic interests without regard to the personal political preferences or affiliations of any of our directors, officers or employees. From time to time, we may inform our U.S. employees about important legislative issues at both the state and federal levels and encourage them to communicate with their elected officials.
We are committed to the highest ethical standards, and we have procedures and policies in place to ensure that our policy advocacy and related activities are subject to appropriate oversight. We take diligent steps to ensure that we are in compliance with applicable rules and regulations and our Code of Ethics and Business Conduct.
Please also refer to the discussion below next to the heading Disclose a “[d]escription of management’s and the Board’s decision making process and oversight for making payments described . . . above.”

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Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
Elements of the Report Requested by the Proposal	Our Policy/Disclosures
Disclose “[p]ayments by United used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.”
As a business that operates in nearly every state and in countries across the world, we are members of a wide range of organizations, from general business associations to others more specific to our industry. As part of our collaborative efforts, United works directly with policymakers as well with coalitions of businesses and NGOs, think tanks, and traditional business trade associations that represent a wide variety of United’s policy interests in the general business community and aviation industry.
A portion of the support provided to these organizations may be used by the organizations for lobbying, though we have no direct control over how those expenditures are directed. Our primary trade associations advocate for a broad range of issues, including operational efficiency improvements, infrastructure investments, health and safety standards, tax policy, climate strategy and workforce development among others. While our positions may not always fully align with these organizations, we work with them to advance progress where opportunities exist and use our influence with these organizations to advocate for policy changes when needed.
Annually, we publish a list of member organizations where our dues and other contributions used for lobbying activities exceed $25,000. In fiscal year 2021, there were four trade associations that received in excess of $25,000 from the Company in annual dues used for lobbying activities:
1)
Airlines for America (A4A)

2)
Business Roundtable (BRT)

3)
International Air Transport Association (IATA)

4)
U.S. Chamber of Commerce

In addition, as required by U.S. federal law, we file quarterly reports that disclose our lobbying expenditures and detail our lobbying activities. These lobbying disclosure reports may be viewed at disclosurespreview.house.gov by searching for United Airlines, Inc. We file similar publicly available lobbying reports with state and local agencies as required by state and local law, which in some cases have even broader disclosure requirements than federal law. Any lobbying firms we hire are required to file similar reports. The trade associations we belong to are also subject to public disclosure obligations regarding their lobbying efforts.

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Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
Elements of the Report Requested by the Proposal	Our Policy/Disclosures
Disclose a “[d]escription of management’s and the Board’s decision making process and oversight for making payments described . . . above.”	Our political advocacy and lobbying activities are determined by senior management with oversight by the Board. The Board has delegated responsibility for oversight of our policy advocacy, lobbying expenditures and related activities to its Public Responsibility Committee. Our Government Affairs and Global Public Policy organization oversees our policy advocacy, lobbying expenditures and related activities. Our Senior Vice President, Government Affairs and Global Public Policy, also reports regularly to the Board on our policy advocacy, lobbying expenditures and related activities, periodically reviewing with the Public Responsibility Committee the strategic priorities for United’s political activity (including lobbying). At least annually, the Public Responsibility Committee will review this policy and recommend any revisions it deems necessary or appropriate to the Board.
“The report shall be presented to the Public Responsibility Committee and posted on United’s website.”
We disclose information on our website regarding our policy advocacy in our Corporate Responsibility Report at https://crreport.united.com/.
In addition, we have recently published our “Climate Lobbying Report: Aligning Climate Leadership with Advocacy” which is available at https://ir.united.com/corporate-governance/governance-documents.This report provides more information on our lobbying activities related to our climate strategy and goals.

The report shall be updated annually.	Our lobbying disclosures are made on a regular basis as required by federal, state, or local jurisdictions. Our Lobbying and Political Activity Policy is reviewed annually and updated as deemed necessary or appropriate.
In light of all of the above, we believe that we have already adequately responded to the disclosure elements requested by the proponent.
Implementing this proposal would impose unnecessary expense on the Company and may put us at a competitive disadvantage.
As set forth above, we already provide certain lobbying disclosures and report on lobbying expenditures as required by federal, state, or local jurisdictions. To the extent that the report requested by the proponents refers to information we already disclose, these disclosures would be duplicative and unnecessary, and therefore would not be an efficient use of Company resources. Further, the Company’s lobbying expenditures are not financially material to the Company. In 2021, the Company’s total expenses relating to lobbying were insignificant when compared to the Company’s total operating costs.
We also believe that any additional lobbying disclosure requirements that go beyond those required under existing law should be applicable to all participants engaged in lobbying, rather than to us alone, as the proposal requests. The requested report could put the Company at a disadvantage relative to our competitors, who are not required to disclose this information, by potentially revealing confidential information about our strategy as it relates to policy advocacy.
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Item 4—Stockholder Proposal Regarding Lobbying Policies and Activities
Given the amount of information publicly available through existing public disclosure requirements and our belief that the requested report would provide little additional value to our stockholders, we believe that using corporate resources to generate the report requested by this proposal would not be an appropriate use of corporate resources.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” ITEM 4.
The Board recommends you vote AGAINST Item 4
Vote Required
Approval of Item 4 requires the affirmative vote of a majority in voting power of the shares present in person or represented by proxy and entitled to vote on such matter.
If you elect to abstain, the abstention will have the same effect as an “AGAINST” vote. Broker non-votes have no effect on the vote to approve this proposal.

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Annual Meeting Information
Annual Meeting Information

General Information About the Annual Meeting
Who is soliciting my vote?
The Board is soliciting your vote at the Annual Meeting.
Where and when will the Annual Meeting take place?
In light of last year’s successful virtual annual meeting, which allowed for greater participation by our stockholders, we have determined that the Annual Meeting will be held in a virtual meeting format only, with no physical in-person meeting, on Wednesday, May 25, 2022, at 9:00 a.m., Central Time, via the Internet at www.virtualshareholdermeeting.com/UAL2022.
At our virtual Annual Meeting, stockholders will be able to attend, vote and submit questions via the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
How can I attend the Annual Meeting?
Stockholders as of the record date (or their duly appointed proxy holder) may attend, vote and submit questions virtually at the Annual Meeting by logging in at www.virtualshareholdermeeting.com/UAL2022. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. For those stockholders who have elected to receive the proxy materials via electronic delivery, you will receive an email from Broadridge (as defined below) containing your control number. If you are not a stockholder or do not have a control number, you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting.
The meeting will begin promptly at 9:00 a.m., Central Time, on Wednesday, May 25, 2022. We encourage you to access the meeting prior to the start time. We encourage you to access the Annual Meeting before it begins as participation in the meeting is limited due to the capacity of the host platform and access to the meeting will be accepted on a first come, first served basis once electronic entry begins. If you cannot attend the meeting, it will be webcast and available on our Investor Relations website. Online access will open at 8:45 a.m., Central Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording the meeting will be available at www.virtualshareholdermeeting.com/UAL2022 for one year after the meeting.
Can I ask questions at the virtual Annual Meeting?
Stockholders as of the record date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. Additional rules and procedures regarding asking questions will be available on the virtual meeting website. Stockholders must have available their control number provided on their proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials to ask questions during the meeting. A question and answer session will follow the formal business of the Annual Meeting. To submit questions in advance of the Annual Meeting, visit www.virtualshareholdermeeting.com/UAL2022 before 9:00 A.M. Central Time on May 25, 2022 and enter the control number. To submit a question during the meeting, visit www.virtualshareholdermeeting.com/UAL2022, enter your control number and type your question into the “Ask a Question” field and click “Submit.”
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting,
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Annual Meeting Information
please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/UAL2022.
What will I be voting on?
•
The election as directors of the applicable nominees named in this Proxy Statement for a one-year term.

•
The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

•
A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers.

•
A stockholder proposal if properly presented before the Annual Meeting.

Who is entitled to vote?
If you are a stockholder with shares of our voting stock, including our Common Stock, registered in your name with Computershare Investor Services, the Company’s transfer agent and registrar, then you are considered a “stockholder of record.” Stockholders of record at the close of business on April 6, 2022, which is known as the “record date” for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.
A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact our Corporate Secretary at UALBoard@united.com if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder at www.virtualshareholdermeeting.com/UAL2022.
The following chart shows the number of shares of each class of our voting stock outstanding as of the record date, the number of record holders of each class as of the record date entitled to vote at the Annual Meeting, the votes per share for each class for all matters on which the shares vote, and the directors each class is entitled to elect. The aggregate number of votes to which a class is entitled is equal to the number of shares outstanding of such class.
Title of Class	Shares Outstanding(a)	Holders of Record(a)	Votes per Share	Voting for Directors
Common Stock	326,728,861	5,900	1	Class elects 11 directors
Class Pilot MEC Junior Preferred Stock(b)	1	1	1	Class elects 1 director
Class IAM Junior Preferred Stock(b)	1	1	1	Class elects 1 director

(a)
As of the Record Date, April 6, 2022.

(b)
The holder of record of Class Pilot MEC Junior Preferred Stock is the ALPA. The holder of record of Class IAM Junior Preferred Stock is the IAM.

How do I vote if I am a stockholder of record?
If you are a stockholder of record that holds shares as of the record date, you have four options for delivering your proxy to vote your shares:
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Annual Meeting Information
Vote by Internet
You can vote via the Internet by logging onto www.proxyvote.com and following the prompts using the control number located on your Notice of Internet Availability of Proxy Materials or proxy card. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Telephone
To use the telephone voting procedure, dial 1-800-690-6903 and listen for further directions. You must use a touch-tone telephone in order to respond to the questions. This vote will be counted immediately, and there is no need to mail your proxy card.
Vote by Mail
Shares eligible to be voted, and for which a properly signed proxy card is returned, will be voted in accordance with the instructions specified on the proxy card.
Vote by QR Code
Scan the QR code here to vote with your mobile device (which may require a free app):
Proxies submitted by Internet (including QR code), telephone or mail must be received by 10:59 p.m., Central Time, on Tuesday, May 24, 2022, the day before the Annual Meeting.
We encourage you to vote by Internet as instructed on the Notice of Internet Availability of Proxy Materials or proxy card.
How are my shares voted if I do not indicate how to vote on the proxy card?
If we receive a properly signed and dated proxy card and the proxy card does not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board, including FOR the election of each of the nominees for director (Item 1); FOR each of the following proposals:
•
The ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2022 (Item 2);

•
A vote to approve, on a nonbinding advisory basis, the compensation of our named executive officers (Item 3);

and AGAINST the following:
•
The advisory vote on the stockholder proposal regarding lobbying policies and activities if properly presented (Item 4).

How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?
If you hold your shares in an account at a broker, bank, trust or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and you should have received a Notice of Internet Availability of Proxy Materials or voting instruction card and voting instructions with these proxy materials from that organization rather than from us. To ensure that your vote is counted, follow the directions set forth on the Notice of Internet
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Annual Meeting Information
Availability of Proxy Materials or voting instruction card and the voting instructions that you receive. To vote during the virtual Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or voting instruction card.
How do I vote my shares if I participate in one of the United 401(k) plans?
If you hold shares in an account under the United Airlines 401(k) Savings Plan or the United Airlines Flight Attendant 401(k) Plan (each a “Plan,” and collectively, the “United 401(k) Plans”), Broadridge Financial Solutions, Inc. (“Broadridge”) is sending you the Company’s Notice of Internet Availability of Proxy Materials or proxy materials directly, including the proxy card. You may direct the trustee of the United 401(k) Plans, Newport Trust Company, on how to vote your Plan shares by directing the voting of your Plan shares by Internet, telephone or mail pursuant to the instructions included on the Notice of Internet Availability of Proxy Materials or proxy card. Please note that, in order to permit the trustee for the United 401(k) Plans to tally and vote all of the shares of Common Stock held in the United 401(k) Plans, your instructions, whether by Internet, telephone or proxy card, must be completed and received prior to 10:59 p.m., Central Time, on Sunday, May 22, 2022. You may not change your vote related to such Plan shares after this deadline.
If you do not provide voting instructions to the trustee, your Plan shares will be voted by the trustee in the same proportion that it votes shares in other Plan accounts for which it did receive timely voting instructions. The proportional voting policy is detailed under the terms of each Plan and trust agreement.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials to the Company’s stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. In addition, stockholders may request proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the expenses incurred by the Company in connection with the Annual Meeting and to reduce the environmental impact of the Annual Meeting.
How can I get electronic access to the proxy materials?
The Notice of Internet Availability of Proxy Materials will provide you with instructions regarding how to:
•
view on the Internet the Company’s proxy materials for the Annual Meeting; and

•
instruct the Company to send future proxy materials to you by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one Notice of Internet Availability of Proxy Materials or sets of proxy materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all of the shares that you own, you must either sign and return all of the proxy cards or follow the instructions for any alternative voting procedure on each of the Notices of Internet Availability of Proxy Materials or proxy cards that you receive.
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Annual Meeting Information
Who counts the votes?
Representatives of Broadridge will tabulate the votes and act as Inspector of Election at the Annual Meeting.
How is a quorum determined?
A quorum is necessary for conducting a valid Annual Meeting. The presence, in person or represented by proxy, of the holders of outstanding shares representing at least a majority of the total voting power entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Virtual attendance at our Annual Meeting constitutes presence in person for purposes of quorum at the meeting. Where a separate vote of a class or series of stock is required, the presence in person or represented by proxy of the holders of outstanding shares representing at least a majority of the total voting power of all outstanding shares of such class or series is necessary to constitute a quorum thereof entitled to take action with respect to such separate vote.
What are “broker non-votes”?
Under Nasdaq Listing Rules, brokers, banks, trusts or other nominees holding shares on behalf of a beneficial owner may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, trust or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions.
A broker non-vote occurs when a beneficial owner of shares held by a broker, bank, trust or other nominee fails to provide the record holder with specific instructions concerning how to vote on any “non-routine” matters brought to a vote at a stockholders meeting. At the Annual Meeting, brokers will have discretionary authority to vote shares on the ratification of the appointment of the independent registered public accounting firm (Item 2), which is the only “routine” matter to be presented at the Annual Meeting. If brokers exercise this discretionary voting authority on Item 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.”
How are abstentions and broker non-votes treated for quorum purposes, and how do they impact the voting results?
Abstentions are counted for purposes of determining whether a quorum is present. Abstentions will have the effect of a vote against the matters presented for a vote of the stockholders, other than the election of directors (Item 1). Abstentions have no effect with respect to the election of directors.
As explained above under “What are ‘broker non-votes’?,” if brokers exercise their discretionary voting authority on Item 2, such shares will be considered present at the Annual Meeting for quorum purposes and broker non-votes will occur as to each of the other proposals presented at the Annual Meeting, which are considered “non-routine.” Broker non-votes will have no impact on the voting results on the election of directors (Item 1), the advisory vote to approve the compensation of the Company’s named executive officers (Item 3) or the stockholder proposal (Item 4).
If you are a beneficial owner of shares held by a broker, bank, trust or other nominee holding shares on your behalf, we urge you to submit your voting instructions to your broker, bank, trust or other nominee in advance of the Annual Meeting. Please see “How do I vote if I hold my shares through an account at a broker, bank, trust or other nominee?” above for a discussion of the procedures.
What classes of stock vote on each proposal, and what is the vote required?
The holders of Common Stock, Class Pilot MEC Junior Preferred Stock and Class IAM Junior Preferred Stock will vote together as a single class on all proposals presented at the Annual Meeting other than the election of directors (Item 1).
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Annual Meeting Information
Item 1
Each director will be elected by vote of a majority of the votes cast with respect to that director’s election in person or represented by proxy and entitled to vote on the election of directors. “Majority of the votes cast” means that the number of shares voted FOR a director exceeds the number of shares voted AGAINST that director (with abstentions and broker non-votes not counted as a vote cast either FOR or AGAINST that director’s election). Any incumbent director who is not reelected in an election in which majority voting applies is required to tender his or her resignation promptly following certification of the stockholders’ vote. The Corporate Governance Guidelines require any current director who does not receive a majority of votes cast must tender his or her resignation as a director to the Board promptly following the certification of the stockholder vote. The Nominating/Governance Committee, without participation by any director tendering their resignation, will consider the resignation offer and recommend to the Board whether to accept or reject the resignation offer or take another action. The Board, without participation by any director tendering their resignation, will act on the Nominating/Governance Committee’s recommendation within 120 days following certification of the stockholder vote and promptly disclose its decision by press release, filing of a Current Report on Form 8-K or any other public means of disclosure deemed appropriate.
Items 2-4
The affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to approve the ratification of the appointment of the independent registered public accounting firm (Item 2), the advisory vote to approve the compensation of the Company’s named executive officers (Item 3) and the stockholder proposal (Item 4).
How does the proxy voting process work?
If you vote using the Internet or telephone procedures, or your proxy card is properly dated, signed and returned by mail, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated by it (or if there are no such instructions, then in accordance with the recommendations of the Board).
If a quorum is not present at the time the Annual Meeting is convened for any particular purpose, or if for any other reason we believe that additional time should be allowed for the solicitation of proxies, we may adjourn the Annual Meeting with the vote of the stockholders then present.
How do I revoke a proxy?
Any proxy may be revoked by the person giving it at any time before it is voted (except as discussed above with respect to shares held in a Plan account). A proxy may be revoked by a later proxy delivered using the Internet or telephone voting procedures or by written notice mailed to the Secretary of the Company prior to the Annual Meeting. If you hold your shares through a broker, bank, trust or other nominee, you should follow their instructions as to how you can revoke a proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a holder of Common Stock who is in attendance and entitled to vote at the Annual Meeting may vote during the Annual Meeting, which revokes a previously granted proxy.
Who pays solicitation expenses?
All expenses of the solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and voting preferred stock held of record, and we may reimburse these individuals for their reasonable expenses. In addition to mailed proxy materials and proxy materials available over the Internet, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. These individuals will not be additionally compensated, but may be reimbursed for out-of-pocket expenses associated with solicitation. To help assure the attendance or representation
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Annual Meeting Information
by proxy of the largest number of stockholders possible, we have engaged D.F. King & Co., Inc. (“D.F. King”), a proxy solicitation firm, to solicit proxies on our behalf. We expect to pay D.F. King a proxy solicitation fee of approximately $15,000 plus reimbursement for reasonable out-of-pocket costs and expenses for its services.
Could other matters be decided at the Annual Meeting?
We do not know of any matters that will be considered at the Annual Meeting other than those described in this Proxy Statement. If any other matters are properly presented at the Annual Meeting, the proxies will be voted at the discretion of the proxy holders.
Submission of Stockholder Proposals and Director Nominations for the 2023 Annual Meeting
If a stockholder of record wishes to submit a proposal for inclusion in the Company’s proxy statement for the 2023 annual meeting of stockholders, the proposal must be received by the Company no later than December 15, 2022 and otherwise comply with SEC rules. Failure to otherwise comply with SEC rules will cause the proposal to be excluded from the proxy materials. All notices must be submitted to the Corporate Secretary—United Airlines Holdings, Inc., 233 S. Wacker Drive, Chicago, Illinois 60606.
Stockholders who intend to submit director nominees for inclusion in the Company’s proxy materials for the 2023 annual meeting of stockholders must comply with the requirements of proxy access as set forth in the Amended and Restated Bylaws. The stockholder or group of stockholders who wish to submit director nominees pursuant to proxy access must deliver the required materials to the Company no earlier than November 15, 2022, and no later than December 15, 2022.
To propose business or nominate a director at the 2023 annual meeting of stockholders without inclusion of such matters in our proxy materials, proper notice must be submitted by a stockholder of record no earlier than January 25, 2023 and no later than February 24, 2023 in accordance with the Amended and Restated Bylaws. The notice must contain the information required by the Amended and Restated Bylaws. No business proposed by a stockholder can be transacted at the 2023 annual meeting of stockholders, and no nomination by a stockholder will be considered, unless the notice satisfies the requirements of the Amended and Restated Bylaws. If we do not receive timely notice of any other matter that a stockholder wishes to raise at the 2023 annual meeting of stockholders, the Amended and Restated Bylaws provide that the matter shall not be transacted and the nomination shall not be considered.
In addition to satisfying the foregoing requirements under the Amended and Restated Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than March 26, 2023.

Householding
The rules of the SEC allow us to deliver a single Notice of Internet Availability of Proxy Materials or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice of Internet Availability of Proxy Materials or set of proxy materials to multiple stockholders who share an address, unless we have received different instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Notice of Internet Availability of Proxy Materials and proxy materials, contact Broadridge by telephone at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and are receiving multiple copies of our Notice of Internet Availability of Proxy Materials or proxy materials and wish to receive only one copy of
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future Notices of Internet Availability of Proxy Materials and proxy materials for your household, please contact Broadridge at the above telephone number or address.

Other Business
The Company knows of no other matters to be submitted to stockholders at the Annual Meeting, other than the proposals referred to in the Proxy Statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with the Board’s recommendations.
128	2022 Proxy Statement

UNITED AIRLINES HOLDINGS, INC.233 SOUTH WACKER DRIVECHICAGO, IL 60606 SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 10:59 p.m. Central Time on Tuesday, May 24, 2022. Have your proxy card in handwhen you access the web site and follow the instructions to obtain your records and tocreate an electronic voting instruction form.Voting instructions to the trustee of the United 401(k) plans must be received by10:59 p.m. Central Time on Sunday, May 22, 2022.During The Meeting - Go to www.virtualshareholdermeeting.com/UAL2022You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until10:59 p.m. Central Time on Tuesday, May 24, 2022. Have your proxy card in hand whenyou call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D78960-P63673-Z81302 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY UNITED AIRLINES HOLDINGS, INC.The Board of Directors recommends you vote FOR thefollowing proposals: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD78960-P63673-Z81302For Against AbstainFor Against AbstainFor Against Abstain UNITED AIRLINES HOLDINGS, INC.233 SOUTH WACKER DRIVECHICAGO, IL 606061d. Michele J. HooperNominees:1a. Carolyn Corvi1c. Barney Harford1b. Matthew Friend1g. J. Scott Kirby1e. Walter Isaacson1f. James A. C. KennedyPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners shouldeach sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.1h. Edward M. Philip1i. Edward L. Shapiro1j. Laysha Ward3. A Vote to Approve, on a Nonbinding Advisory Basis, theCompensation of Our Named Executive Officers.The Board of Directors recommends you vote AGAINST thefollowing proposal:1k. James M. Whitehurst2. Ratification of Appointment of Ernst & Young LLP to Serve asOur Independent Registered Public Accounting Firm for OurFiscal Year Ending December 31, 2022.NOTE: Such other business as may properly come before the AnnualMeeting or any adjournment or postponement thereof.4. Stockholder Proposal Regarding Disclosure of LobbyingPolicies and Activities of Political Spending.1.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice of 2022 Annual Meeting of Stockholders and the accompanying Proxy Statement,our 2021 Annual Report on Form 10-K and 401(k) Plans Letter are available at www.proxyvote.com.D78961-P63673-Z81302 UNITED AIRLINES HOLDINGS, INC.Annual Meeting of StockholdersMay 25, 2022 9:00 AM Central TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) J. Scott Kirby and Brett J. Hart, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot and, in their discretion, on such other matters as may properly come before the Annual Meeting of Stockholders, all of the shares of Common Stock of United Airlines Holdings, Inc.that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Central Time on WednesdayMay 25, 2022, at www.virtualshareholdermeeting.com/UAL2022, and any adjournment or postponement thereof, unless otherwise specified herein.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3, AND AGAINST PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.EMPLOYEES/PARTICIPANTS HOLDING SHARES IN UNITED AIRLINES 401(K) PLANS: This card constitutes your voting instructions toNewport Trust Company or its successor, as trustee under the United Airlines 401(k) plans. By signing on the reverse side, you are instructing the trustee to vote the shares of Common Stock of United Airlines Holdings, Inc. held in the 401(k) plan in which you participate with regard to the matters listed on the reverse side of this proxy card and to act in its discretion upon other matters as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof, all as set forth in the Notice to Plan Participants. Your voting instructions to the trustee are confidential. If properly executed and timely received, this voting instruction card will constitute a direction to the trustee to vote on the matters as directed. In its discretion, the trustee is authorized to vote upon other business as may properly come before the Annual Meeting of Stockholders. If no choice is made or no timely direction is received, the trustee will vote the shares in proportion to allocated shares in such plan for which timely instructions are received, subject to applicable law.The proxies cannot vote the shares, and the trustee cannot ensure that your instructions are tabulated, unless you vote or instruct the trustee by telephone, Internet or sign and return this card. Voting instructions to the trustee from employees/participants holding shares in the 401(k) plans must be received prior to 10:59 p.m., Central Time, on Sunday, May 22, 2022. Votes from all other stockholders that are submitted by Internet or telephone must be received prior to 10:59 p.m., Central Time, on Tuesday, May 24, 2022.Continued and to be signed on reverse side